                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)

                                   ----------

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                     DATE OF REPORTING PERIOD: JULY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                       THE ADVISORS' INNER CIRCLE FUND II

(FROST LOGO)

FROST CORE GROWTH EQUITY FUND
FROST DIVIDEND VALUE EQUITY FUND
FROST STRATEGIC BALANCED FUND
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
FROST SMALL CAP EQUITY FUND
FROST INTERNATIONAL EQUITY FUND
FROST LOW DURATION BOND FUND
FROST TOTAL RETURN BOND FUND
FROST MUNICIPAL BOND FUND
FROST LOW DURATION MUNICIPAL BOND FUND
FROST KEMPNER TREASURY AND INCOME FUND
FROST LKCM MULTI-CAP EQUITY FUND
FROST LKCM SMALL-MID CAP EQUITY FUND

ANNUAL REPORT                                                      JULY 31, 2010

                                                  INVESTMENT ADVISER:
                                                  FROST INVESTMENT ADVISORS, LLC

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Shareholders' Letter ....................................................      1
Management Discussion of Fund Performance ...............................      3
Schedules of Investments ................................................     38
Statements of Assets and Liabilities ....................................     76
Statements of Operations ................................................     79
Statements  of  Changes in Net Assets ...................................     82
Financial Highlights ....................................................     90
Notes to Financial Statements ...........................................     93
Report of Independent Registered Public Accounting Firm .................    106
Trustees and Officers of The Advisors' Inner Circle Fund II .............    108
Disclosure  of Fund Expenses ............................................    114
Board Considerations in Approving  Sub-Advisory  Agreements .............    116
Shareholder  Voting  Results ............................................    118
Notice to Shareholders ..................................................    119

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

Dear Shareholders,

Over the twelve months ending in July 2010, the S&P 500 Index was up nearly 14%, but with two difficult years preceding, the three year annualized returns for the S&P 500 Index were down by 6.78%. This contrasts with the fixed income market, delivering gains of nearly 9% on a one year basis and 7.63% over an annualized three year period.

In my annual letter in 2009, I touched on the market gyrations of that period, and made the contrarian point that conditions were presenting investors with a once-in-a-lifetime moment. The roller coaster ride continued into 2010 as the rally that began in 2009 started to fall apart in the second quarter of 2010. Market weakness stemmed from continued uncertainty of the Greek credit crisis, questions about the viability of the Euro, a runaway oil spill in the Gulf, and the "Flash Crash" that again caused investors to question the fragile nature of markets. As the second quarter came to a close, the term 'double-dip' recession became a popular Google search, and a household phrase.

Fed by ongoing fears, the markets continue to challenge investors across all asset classes. There are indeed worrisome issues remaining in the system but we do not expect to see the 'double-dip' recession that many have predicted. We do believe economic growth will remain subpar until employment improves and housing stabilizes on a national basis. Corporate America has proven resilient in the past, and this time has been no different with reported earnings for the second quarter looking to be one of the strongest reporting periods in recent history. While we do not believe that we are heading into an inflation-driven headwind over the next twelve months, the unknown impact of the pending tax structure changes will continue to weigh on investor psyche. At the point we begin to see more investment by employers in jobs and corporate growth, our outlook for the economy, and investors, becomes more confident.

While the markets have continued on their volatile path, the Frost Investment Advisors Family of Funds has continued to see growing shareholder support and to garner media recognition. Earlier this year, the fund family was highlighted by Barron's as one of the top mutual fund families in their universe, and during the past twelve months of our fiscal year the fund family has seen share count grow by 17%, with total market value up over 26%. In the second quarter of 2010 we made a change in the sub-advisors in the Frost Small Cap Equity Fund, replacing Hoover Investment Management with two co-managers, Artio Global Management, LLC from New York and Cambiar Investors LLC from Denver. Both firms have long and successful track records in the small cap management product and will help us to continue providing the sound investment management expertise that our clients expect. As the Funds' fiscal year came to a close, three senior managers of the Frost Investment team were highlighted in a webcast on our parent company's website, discussing the market, our expectations and other relevant market topics. This webcast can still be viewed at www.frostbank.com.

As we start a new fiscal year for the fund family we continue to be excited about the prospects we see for the firm. Markets will continue to test investors' patience, but we believe the fund family represents a diverse mix of products placing us firmly in position to perform through most market scenarios, even the unexpected. We expect to offer new products over the next year that will enable us to continue meeting shareholder expectations for innovative and well managed products, regardless of the weakness or strength of the markets we invest in. Our team is committed to providing the shareholders of our funds value-added management, an array of investment products managed to meet most investment objectives, and the assurance that we take our role as fiduciaries of our clients hard earned money very seriously.


/s/ Tom L. Stringfellow

Tom L. Stringfellow
President, Frost Investment Advisors, LLC.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

THIS REPRESENTS THE ADVISOR'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORNINGSTAR RANKINGS ARE BASED ON RISK ADJUSTED RETURNS AND THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE, FIVE AND TEN YEAR MORNINGSTAR RATING METRICS. FOR EACH FUND WITH AT LEAST A THREE YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF FUNDS IN EACH CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. FROST DIVIDEND VALUE EQUITY FUND WAS RATED AGAINST 1,140 LARGE VALUE FUNDS OVER A THREE YEAR PERIOD AND 948 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE LARGE VALUE FUNDS, THE FROST DIVIDEND VALUE EQUITY FUND RECEIVED A RATING OF 5 STARS AND 5 STARS, RESPECTIVELY. FROST LOW DURATION BOND FUND WAS RATED AGAINST 355 SHORT-TERM BOND FUNDS OVER A THREE YEAR PERIOD AND 303 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE SHORT-TERM BOND FUNDS, THE FROST LOW DURATION BOND FUND RECEIVED A RATING OF 5 STARS AND 5 STARS, RESPECTIVELY. FROST INTERNATIONAL EQUITY FUND WAS RATED AGAINST 606 FOREIGN LARGE BLEND FUNDS OVER A THREE YEAR PERIOD AND 450 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE FOREIGN LARGE BLEND FUNDS, THE FROST INTERNATIONAL EQUITY FUND RECEIVED A RATING OF 5 STARS AND 5 STARS, RESPECTIVELY. FROST MUNICIPAL BOND FUND WAS RATED AGAINST 232 MUNI NATIONAL INTERMEDIATE FUNDS OVER A THREE YEAR PERIOD AND 210 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE MUNI NATIONAL INTERMEDIATE FUNDS, THE FROST MUNICIPAL BOND FUND RECEIVED A RATING OF 5 STARS AND 4 STARS, RESPECTIVELY. FROST TOTAL RETURN BOND FUND WAS RATED AGAINST 980 INTERMEDIATE TERM BOND FUNDS OVER A THREE YEAR PERIOD AND 861 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE INTERMEDIATE TERM BOND FUNDS, THE FROST TOTAL RETURN BOND FUND RECEIVED A RATING OF 3 STARS AND 4 STARS, RESPECTIVELY. FROST STRATEGIC BALANCED FUND WAS RATED AGAINST 960 MODERATE ALLOCATION FUNDS OVER A THREE YEAR PERIOD. WITH RESPECT TO THESE MODERATE ALLOCATION FUNDS, THE FROST STRATEGIC BALANCED FUND RECEIVED A RATING OF 4 STARS. FROST CORE GROWTH EQUITY FUND WAS RATED AGAINST 1,539 LARGE GROWTH FUNDS OVER A THREE YEAR PERIOD AND 1,276 OVER A FIVE YEAR PERIOD. WITH RESPECT TO THESE LARGE GROWTH FUNDS, THE FROST CORE GROWTH EQUITY FUND RECEIVED A RATING OF 4 STARS AND 4, STARS RESPECTIVELY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE ADVISORS' INNER CIRCLE FUND II                 FROST CORE GROWTH EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

FUND OBJECTIVE:

The Frost Core Growth Equity Fund (the "Fund") seeks to achieve long-term capital appreciation.

MARKET COMMENTARY

In early 2009 the economic rebound was still in its infancy as the markets anxiously awaited the next "shoe" to drop. Later in the year, the European debt crisis threatened to be that "shoe", creating a strong ripple effect which eventually was marginalized as the world turned attention to BP and their struggle to regain control of a blow-out well deep in the Gulf of Mexico. As the markets advanced from the lows of 2009 much of the rally's support proved to be made up of securities at the lower quality end of the spectrum. Morgan Stanley published a study highlighting this phenomenon(1), showing that stocks with an S&P equity quality rating of C returned 136% from the March 9, 2009 low through early June 2010, relative to a 29% return for the average A+ rated stock over the same time period.

While investor sentiment remained weak, equities managed to climb the "Wall of Worry" as smaller capitalized and value oriented company stocks produced mild outperformance relative to the broader markets. The stand-out areas of the market during the past fiscal year were in the Industrials and Consumer Discretionary sectors. Each sector returned over 20% versus nearly 14% for the Russell 1000 Growth Index.

Although the Fund underperformed the benchmark, we were overweight in the two strong sectors mentioned over the balance of the year. Within the Consumer Discretionary sector three of our companies, Starbucks, priceline.com and BorgWarner, took market share during the recession and still continued to surprise on both revenue and profit margins. Starbucks (SBUX) executed its turnaround strategy admirably over the past year and continues to experience growing traffic trends. The stock continues as one of our holdings with what we believe to be reasonable valuation and sustainable growth metrics. BorgWarner
(BWA) was added as a new Fund holding several months ago and proved to be one of our top picks. The engine systems and transmission manufacturer helps automotive companies improve fuel efficiency and we believe will outpace its competition for many years; we anticipate this stock will continue as a long term holding in the portfolio.

The Industrials sector proved to be the best sector in the Fund last year with a weighted average return of over 33%, well ahead of the relevant sector benchmark. Strong stock selection in this sector contributed, with four stocks gaining over 40%, including Cummins Inc. which generated in excess of 87% for the year. Other winners in this sector included, Southwest Airlines, and Emerson Electric. This sector benefited as the U.S. economy moved from recession to the early stages of recovery and the earnings of these companies rebounded dramatically. Many industrial companies cut expenses severely during 2008 and 2009, with many now able to leverage a recovery in sales against this lower expense base. The firms that can continue to expand margins may likely be the winners going forward.

The Information Technology sector was the third best performing sector in the Fund over the fiscal year with a return of 15.2%, outperforming the benchmark sector return by 100 basis points. The sector benefited from pro-cyclical tendencies amidst a significant recovery in global economies, increases in risk appetites on the part of investors, and attractive valuations. Our best returns came from companies with attractive secular growth prospects including Cognizant Technology Solutions (+84%), Apple (+57%), Baidu (+26%), and EMC (+31%). Returns within the Information Technology sector have become bifurcated of late, with the market favoring names with perceived high growth prospects irrespective of valuation, and avoiding the more defensive, stable growth names within the space. Our worst performers were companies that posted disappointing quarterly results relative to expectations, and did not benefit from the cyclical recovery to the extent of other companies in the sector, including QUALCOMM (-16%) and McAfee (-14%).

Financials generated weak relative results for the Fund as many of the stellar performers were real estate companies, an area that does not fit our focus on earnings growth and therefore an area where we have very low exposure. This sector saw a significant rally in companies that fell catastrophically in late 2008 and early 2009, even though these companies remain structurally weak. During the second quarter of 2010 this sector was hit particularly hard with concerns over the quality of European sovereign debt, and the associated banking systems; it took another blow with regulatory changes in the U.S. as well as Europe. Our industry focus in this sector has been on Capital Markets (Investment Banks, Asset Managers, etc.) and Insurance. Although we have received positive relative performance out of AFLAC and Goldman Sachs Group, several other holdings in these industries have suffered from a difficult market and concerns over Europe. We remain focused on industry leaders we expect will generate strong earnings growth over the next several years; we will continue to maintain reduced exposure to consumer credit and real estate, keeping our focus on capital markets and insurance.

THE ADVISORS' INNER CIRCLE FUND II                 FROST CORE GROWTH EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

Energy was the second worst performing sector in the Fund with a return of negative 9.1%, and lagging the benchmark return by 900 basis points. Within the Russell 1000 Growth index, Energy was the worst performing sector over the fiscal year, which was somewhat surprising given the cyclical recovery in global economies and corresponding oil price recovery to $80 per barrel. The Macondo well blowout in the Gulf of Mexico, along with the deep water drilling moratorium clearly weighed on sentiment toward the group, as did the sovereign debt crisis in Europe and fears of a 'double-dip' recession. As the Macondo well is permanently sealed and sovereign debt risk in Europe subsides, we believe the sector is well positioned. Our best performing energy stock was Schlumberger (+13%), as the company benefited from renewed exploration and production activity from its customer base after severe spending cuts in 2009. Our worst performers included Anadarko Petroleum (-19%) and Exxon Mobil (-13%). Anadarko was negatively impacted by its 25% working interest in the Macondo well in the Gulf of Mexico. Anadarko was a non-operating partner, and the company's ultimate liability may be less than that implied by the working interest percentage, as there is some possibility of gross negligence being found on the part of the operator of the well, BP. Anadarko has a strong balance sheet, generates substantial cash flow and owns world class assets, all factors contributing to our view that this will allow the company to withstand any realistic potential liability scenario.

The worst performing sector in the Fund was Health Care, with a return of -12.8%. It was also the second worst performing sector in the benchmark. We had particularly poor stock selection in this sector, as we underperformed the benchmark by approximately 1700 basis points. Healthcare reform in the United States, coupled with pricing pressure from Europe and chronically high unemployment levels which negatively impacted hospital admissions and procedure growth rates, all conspired to weigh on sentiment towards the group and made it difficult to add value on a stock selection basis. The poor stock selection in this group can be attributed to owning four stocks with more than 20% declines, including NuVasive, Baxter, Medco Health Solutions and Gilead Sciences. NuVasive was pressured as a result of reimbursement fears and a general slowdown in the broader spine market, despite the company posting better than 30% revenue growth throughout the year and exceeding expectations in every quarter. Baxter was impacted by pending healthcare reform and a slowdown in the plasma proteins market. Gilead was negatively impacted by increased costs and rebates associated with healthcare reform, as well as a continuing investor focus on a patent cliff in 2018 in spite of strong near-term growth prospects.

PORTFOLIO STRATEGY

For the fiscal year ended July 31, 2010, the Core Growth Equity Fund delivered a twelve month total return of 8.25% for the Institutional Class Shares of the Fund and the Class A Shares returned 8.05%. Over a three and five year time frame Annualized returns were -5.81% and -0.16% for the Institutional Class Shares and -6.06% and -0.41 for Class A Shares. The Fund's benchmark, the Russell 1000 Growth Index delivered an annualized return of 13.65%, -4.25% and -0.80% for the respective one, three and five year periods.

It's the view of the Core Growth team that equities have entered the second phase of the recovery cycle, consistent with a peak in leading economic indicators. This phase is typically characterized by greater volatility and lower returns as the driver of returns shifts from multiple expansion to earnings. Gains in this phase tend to be moderate, with a change in leadership from cyclicals to stable growth, as the cyclical bias seen during the initial phase of a recovery begins to fade. We feel the ongoing economic recovery is likely to be sustainable, but growth will likely remain unimpressive in developed economies due to secular headwinds (i.e. consumer and corporate de-leveraging). We continue to focus on high-quality companies that can post solid growth even in an economic slowdown scenario. We believe the Fund is well positioned for the balance of 2010 as the summer's early turmoil settles down. The new fiscal year begins with the Core Growth Equity Fund holding 55 stocks, underweight the Consumer Discretionary and Energy sectors, and overweight Consumer Staples, relative to the Russell 1000 Growth Index. The cash position of 6.4% will also give the fund the flexibility to take advantage of any sell-offs, in the event they occur.

----------
(1)  Morgan Stanley Research, August 1, 2010, Global Equity Strategy.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500/CITIGROUP GROWTH INDEX CONTAINS THOSE SECURITIES OF THE S&P 500 INDEX WITH GROWTH CHARACTERISTICS.

THE ADVISORS' INNER CIRCLE FUND II                 FROST CORE GROWTH EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST CORE GROWTH EQUITY FUND

                  Frost Core              Frost Core
             Growth Equity Fund,     Growth Equity Fund,   Russell 1000   S&P 500/Citigroup
            Institutional Class(1)      Class A(2)(3)      Growth Index     Growth Index
            ----------------------   -------------------   ------------   -----------------
5/31/2002           $10,000                $ 9,425            $10,000          $10,000
7/31/2002           $ 8,452                $ 7,964            $ 8,576          $ 8,574
7/31/2003           $ 8,973                $ 8,427            $ 9,574          $ 9,621
7/31/2004           $ 9,828                $ 9,222            $10,389          $10,511
7/31/2005           $11,168                $10,444            $11,744          $11,539
7/31/2006           $11,432                $10,655            $11,656          $11,468
7/31/2007           $13,261                $12,342            $13,925          $13,355
7/31/2008           $12,525                $11,633            $13,049          $12,515
7/31/2009           $10,236                $ 9,469            $10,756          $10,458
7/31/2010           $11,081                $10,232            $12,224          $11,787

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 5.75% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

THE ADVISORS' INNER CIRCLE FUND II              FROST DIVIDEND VALUE EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE      JULY 31, 2010

FUND OBJECTIVE:

The Frost Dividend Value Equity Fund (the "Fund") seeks long-term capital appreciation and current income.

MARKET COMMENTARY

According to a recent report by Morgan Stanley, equity markets the past year were dominated by stocks with no or low dividend yields, low return on equity
(ROE), and low quality as measured by the S&P 500 Index common stock ratings. For example, non-dividend payers, the lowest quintile ROE, and the lowest quintile quality stocks generated returns of 45%, 44%, and 61%, respectively. Clearly, the large but uneven contraction in global risk premiums the past year rewarded the most beaten up and most economically sensitive stocks, which in general terms, significantly underperformed the previous year when global risk premiums surged.

In regard to some of our largest sector exposures, Financials and Industrials, stock picking was largely a neutral contributor to the Fund's performance, while our underweight position in both of these economically sensitive sectors was a negative. Within Financials, the portfolio benefitted from its ownership in Ameriprise Financial and M&T Bank, both of which increased more than 50%. American Express and Bank of Hawaii were also solid contributors. On the negative side, the Fund was hurt by the lack of exposure to lower quality REITs and low dividend paying regional banks, many of which performed strongly after near death experiences during the financial crisis. Within the Industrials, the Fund benefitted from the exposure to Norfolk Southern and Kennametal, both up at least 30%, while the overall lack of exposure to early cycle global industrials was a negative.

Stock picking in other economically sensitive sectors was substandard. Within Information Technology, the Fund suffered from the exposure to mature, divided payers such as Microsoft and Maxim Integrated Products, both of which lagged despite executing well, and the lack of exposure to richly valued, non-dividend payers, many of which rallied by more than 100%. With a favorable outlook for global capital expenditure and a PC refresh cycle, we remain modestly overweight in the space. Within Materials, our sizeable position in Air Products & Chemicals was a negative. The stock was essentially flat for the year, significantly lagging peers due to its hostile bid to acquire Airgas. Within Energy, favorable performance from Tenaris, Cenovus Energy and Schlumberger was overwhelmed by negative returns from Seadrill, Tidewater, Petroleo Brasileiro and Exxon Mobil. Some of the poor returns can be attributed to concerns related to economic policy changes in China, in addition to ancillary affects from the Macondo oil spill in the Gulf of Mexico. Within the Consumer Discretionary sector, much of the underperformance is explained through the Fund's lack of ownership in high valuation, high beta, non-dividend payers within the sector, many of which increased by more than 100%. We continue to hold the view that the U.S. consumer is in the early-to-mid stages of deleveraging, with access to credit limited. Given our call for a more restrained domestic economic recovery, we continue to maintain a modest underweight to Consumer Discretionary names. Yet despite the aforementioned missteps, the Fund did benefit from solid performance from Limited Brands, Gentex and McDonalds; with returns from these companies exceeding that of the sector's 27%.

On the positive side, stock picking within what are traditionally more defensive sectors, Consumer Staples and Health Care, was mildly additive to performance. Within Consumer Staples, the Fund benefitted from strong performance from both ConAgra Foods and Philip Morris International, with returns of 23% and 15%, respectively for the year. Finally, the Fund's position in Kellogg's proved to be a slight detractor in the final quarter of the year, as pricing competition in cereals intensified and certain input costs accelerated, placing pressure on future earnings expectations for the company. Within Health Care, the Fund benefitted from its holdings in both Merck (+20%) and Novartis (+10%), while Johnson & Johnson posted a decline of 1.4% for the year. While valuations and cash flows remain supportive in terms of meeting our high-quality, dividend paying mandate, regulatory uncertainty is likely to negatively impact sector returns for some time.

PORTFOLIO STRATEGY

For the fiscal year ended July 31, 2010, the Frost Dividend Value Equity Fund produced a total return of 9.96% for the Institutional class and 9.85% for the A Share Class versus a 15.39% return for its benchmark - the Russell 1000 Value Index. The Fund's underperformance can mostly be attributed to poor stock selection in economically sensitive sectors. In many cases the strongest performers were low quality and non-dividend or low dividend paying companies, stocks that the Fund tends to avoid given its emphasis on attractive dividend yields and quality business models and balance sheets of sufficient strength to sustain or grow the dividend over time.

THE ADVISORS' INNER CIRCLE FUND II              FROST DIVIDEND VALUE EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE      JULY 31, 2010

The last year was a challenging one, with market returns not rewarding dividends and quality. Despite the Fund's lackluster returns for the year, the investment team remains committed to our process of focusing on stocks with dividends that are attractive and supported by quality business models and balance sheets necessary to sustain and grow the dividend over time. Historically, dividends have mattered, representing ~40% of the S&P 500 Index's long-term total return. Looking forward, we believe dividends will continue to matter, especially as the economic recovery matures and aging baby boomers require more income from their investments in order to achieve their goals.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500/CITIGROUP VALUE INDEX CONTAINS THOSE SECURITIES OF THE S&P 500 INDEX WITH VALUE CHARACTERISTICS.

THE ADVISORS' INNER CIRCLE FUND II              FROST DIVIDEND VALUE EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE      JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST DIVIDEND VALUE EQUITY FUND

             Frost Dividend Value      Frost Dividend
                 Equity Fund,        Value Equity Fund,    Russell 1000   S&P 500/Citigroup
            Institutional Class(1)     Class A(2)(3)        Value Index      Value Index
            ----------------------   -------------------   ------------   -----------------
5/31/2002           $10,000                 $ 9,425           $10,000          $10,000
7/31/2002           $ 8,870                 $ 8,351           $ 8,550          $ 8,525
7/31/2003           $ 8,809                 $ 8,272           $ 9,468          $ 9,291
7/31/2004           $10,218                 $ 9,570           $11,142          $10,908
7/31/2005           $11,976                 $11,205           $13,263          $12,923
7/31/2006           $13,523                 $12,615           $14,801          $14,435
7/31/2007           $15,972                 $14,862           $16,794          $16,718
7/31/2008           $15,311                 $14,215           $14,250          $14,068
7/31/2009           $13,050                 $12,072           $10,981          $10,739
7/31/2010           $14,350                 $13,260           $12,671          $12,346

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 5.75% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

THE ADVISORS' INNER CIRCLE FUND II                 FROST STRATEGIC BALANCED FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

FUND OBJECTIVE:

The investment objective of the Frost Strategic Balanced Fund (the "Fund") is to seek long-term capital appreciation and current income.

MARKET COMMENTARY

Broadly speaking this period was characterized by a cyclical and sharp rise in risky assets versus more defensive assets such as government bonds. Also of note during the year was the strong performance by credit markets; indeed, the Barclay's-U.S. Aggregate Bond Index, the broadest measure of U.S. fixed income performance, including corporate debt, returned nearly 9% over the course of the last year as compared with nearly 14% for the S&P 500 Index.

There were some wildcards that could not be foreseen that weighed on investors' perceptions of risk; in particular, the euro-zone debt crisis concerns became a key focal point and raised the specter of sovereign debt risks. The Europeans recently subjected their banks to stress tests designed to measure capital levels and assess how those banks could weather a euro sovereign debt crisis. The majority of these tests gave a passing grade to the tested financial institutions and this has had the effect of lowering perceptions of European risk somewhat. The combination of announced austerity measures, a lowering of the likelihood of a double-dip in the Eurozone region, and the better-than-expected stress test outcome has caused the euro to rise again versus the greenback, causing European markets to lift. On the other hand, the larger emerging economies continue to be important engines of incremental growth in the world economy and trade flows.

Returning again to the market performance, with the notable exception of the second quarter of 2010 the overall trend was that of the risk trade in equities, commodities and lower quality credit. Moreover, extremely out of favor asset classes such as real estate and low-quality equities surged back since the market low of March 2009. When we delve deeper into the details we find that stocks with low return-on-equity, low dividend yield, high short interest (investors selling the securities in anticipation of a fall in price), higher leverage, smaller capitalization and lower stability of earnings' stocks tended to outperform (data: Morgan Stanley Strategy, S&P, FactSet).

Emerging markets also outperformed their developed markets' brethren, and this was true across both equity and fixed income classes. This theme also applied for U.S. fixed income higher yield, non-investment grade bonds greatly benefited from contracting risk premia and consequently this tranche outperformed both investment-grade corporate and U.S. treasuries. Another observation we make is that fund flows continue to be directed towards bonds and international equities over domestic large cap, and this is surely reflected in some of these performance movements. Globally we have also noted that systemic macro risks have tended to cause rising correlations among stocks and between markets, and consequently we believe markets will remain subject to investors views about suddenly adding risk on rallies and de-risking with similar force any time they perceive a change in the sustainability of the global recovery.

PORTFOLIO STRATEGY

For the fiscal year ended July 31, 2010 the Frost Strategic Balanced Fund performed in-line, returning 11.88% (Institutional Class Shares) and 11.63% (Class A Shares) compared with the blended benchmark's return of 11.76%. On a year-to-date basis the Fund returned 1.4% versus 2.4% for the benchmark. For most of the period the Frost Strategic Balanced Fund was overweight equity relative to fixed income and cash and this was generally a positive except for the recent second quarter equity sell-off.

Positives for the Fund were allocations to international equity, including emerging markets. Real estate and mid caps, as well as smaller company U.S. stocks were also positive contributors. Within international equity positions in global miners such as BHP Billiton of Australia and Vale of Brazil were stand-out performers being up nearly 18% and 43% respectively. Other positives were allocations to global fixed income, which including some emerging markets debt, as well as a slight over-weighting of equity relative to the blended benchmark. It is also worth noting that nearly all assets held in the Fund enjoyed positive absolute returns for the year just concluded.

Detractors to the performance of the Fund included positions in lower duration U.S. bonds - which were partly being held as a better substitute for cash - convertible bonds, short duration U.S. treasuries. More specifically in equities global small caps underperformed the wider benchmark; Chinese stocks also underperformed; and domestically very large companies, financials and utilities hindered the Fund's performance. In respect of the second quarter the primary reasons for underperformance was the allocation to international equity.

In regards to the Fund's risk profile, systematic risk remained in-line with that of the blended benchmark and about tow-thirds of that of the S&P 500 index.

THE ADVISORS' INNER CIRCLE FUND II                 FROST STRATEGIC BALANCED FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

The near term evidence points to an ongoing period of volatility and the seasonal move in stocks tend to be weaker as we move into later summer and early fall. We are still maintaining a cautious bias given that the leading economic indicators have slowed, and housing and employment data are likely to remain mixed in the near term. Although housing is only 3% of U.S. GDP it represents a critical swing factor in the psyche of the consumer as well as a risk for the banks.

We believe that the recent jobs' data are biased by discouraged workers given a high degree of slack in labor markets it is difficult to make a case for robust income growth driving consumption higher. Moreover, the U.S. savings rate has climbed to over 6% indicating that households are continuing the process of deleveraging: the distinct possibility exists that this process will continue for several years. Consequently, we are less sanguine about next year's growth and believe that analysts' earnings expectations may be too high.

On the plus side inflation is not a current concern and interest rates remain low. We think that earnings will continue to grow for the period 2010 to 2011; and the recent correction means that stocks remain fairly valued in our view - not cheap. If anything, we would like to see inflation move up a notch as this would suggest that the demand for goods and services has improved, which would support companies' pricing power. We also want to see tangible evidence of a sustained improvement in credit provision. Corporate America remains cautious and holds extremely high cash balances, meanwhile, small business owners' sentiments continue to be generally pessimistic, and this is no doubt a key factor in sluggish jobs creation.

We continue to believe the Federal Reserve will remain on hold well into 2011 and potentially into 2012 as the rate of growth slows, and unemployment remains stubbornly high. In recently released Fed meeting minutes the language that rates are on hold "for an extended period" remains in place. Given the Fed's dual mandate of maintaining full employment and curtailing inflation there are no exigent rationales currently that should force the FOMC to begin to tighten policy. In fact, our view is that the Fed is probably more concerned about disinflation than inflation, as well as the current tepid trajectory of employment recovery. Our position remains that for the balance of 2010 and into 2011 growth will be positive, albeit at a slowing rate - but also that downside risks have risen since the beginning of 2010.

The managers think that a sustained advance in stocks requires a scenario of sustainable growth translating to achievable corporate profits. In the near term we believe a cautiously neutral stance in portfolio risk is warranted, with the balance tipped more to curbing near-term risk until the outlook for 2011 is clearer.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD EX-US INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF APPROXIMATELY 2000 COMPANIES, AND IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 47 DEVELOPED AND EMERGING MARKET COUNTRIES IN NORTH AND SOUTH AMERICA, EUROPE, AFRICA, AND THE PACIFIC RIM, EXCLUDING SECURITIES OF US ISSUERS. THE LEHMAN US AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC REGISTERED, TAXABLE AND DOLLAR DENOMINATED. THE INDEX COVERS THE US INVESTMENT-GRADE FIXED-RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES AND ASSET BACKED SECURITIES.

THE BLENDED BENCHMARK CONSISTS OF THE S&P 500 INDEX, MSCI ALL COUNTRY WORLD EX-U.S. INDEX, AND BARCLAYS U.S. AGGREGATE BOND INDEX. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD EX-U.S. INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF APPROXIMATELY 2,000 COMPANIES, AND IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 47 DEVELOPED AND EMERGING MARKET COUNTRIES IN NORTH AND SOUTH AMERICA, EUROPE, AFRICA, AND THE PACIFIC RIM, EXCLUDING SECURITIES OF U.S. ISSUERS. THE BARCLAYS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC REGISTERED, TAXABLE AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT-GRADE FIXED-RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES AND ASSET-BACKED SECURITIES.

THE ADVISORS' INNER CIRCLE FUND II                 FROST STRATEGIC BALANCED FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE         JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST STRATEGIC BALANCED FUND

                                                          48/12/40 Hybrid of
               Frost Strategic       Frost Strategic   S&P 500/MSCI All Country                                   Barclays U.S.
                Balanced Fund,        Balanced Fund,    World ex-U.S./Barclays    S&P 500     MSCI All Country      Aggregate
            Institutional Class(1)    Class A(1)(2)     U.S. Aggregate Indexes     Index    World ex-U.S. Index    Bond Index
            ----------------------   ---------------   ------------------------   -------   -------------------   -------------
7/31/2006          $10,000                $ 9,425               $10,000           $10,000          $10,000           $10,000
7/31/2007          $11,267                $10,592               $11,322           $11,613          $12,794           $10,558
7/31/2008          $10,766                $10,089               $10,862           $10,325          $11,550           $11,207
7/31/2009          $ 9,941                $ 9,294               $ 9,890           $ 8,264          $ 9,086           $12,086
7/31/2010          $11,122                $10,376               $11,053           $ 9,407          $ 9,965           $13,163

(1) BOTH INSTITUTIONAL CLASS SHARES AND CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(2)  REFLECTS 5.75% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO JUNE 30, 2008 FOR BOTH THE INSTITUTIONAL CLASS SHARES AND THE CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS JULY 31, 2006 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER.

THE ADVISORS' INNER CIRCLE FUND II                       FROST KEMPNER MULTI-CAP
MANAGEMENT DISCUSSION AND FUND PERFORMANCE               DEEP VALUE EQUITY FUND
                                                         JULY 31, 2010

FUND OBJECTIVE:

The Frost Kempner Multi-Cap Deep Value Equity Fund (the "Fund") seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three to five year period.

MARKET COMMENTARY:

We've been through a pretty serious roller-coaster ride in the period July 31, 2009 to July 31, 2010. All during the first part of this period, the market ratcheted upward until the S&P 500 Index reached a high of 1,217 on April 23rd. It then plunged down the track until July 2nd where it bottomed out at about 1,030 and has now returned to 1,101 at the close of the period. We believe the drop was caused by the recognition that the recovery was entering a soft patch, a situation which is typical of every recovery but one since 1974, but which came as unwelcome news to many market participants.

In trying to meet our investment strategies, we have a tendency to sell more than we buy as markets rise, building cash, and then re-investing that cash as markets fall. This is absolutely what happened this year. We were substantially larger sellers than buyers in the early part of this period, selling part of our positions in Carlisle (CSL), J.C. Penney (JCP), Caterpillar (CAT), Consolidated Edison (ED), Archer-Daniels-Midland (ADM), and RenaissanceRe Holdings (RNR), among others. We made purchases only of portions of Wal-Mart Stores (WMT), Medtronic (MDT), Nintendo (NTDOY) and Boeing (BA). However, during the April - July descent period, we were predominately purchasers and established new positions in companies such as Fidelity National Financial (FNF), Western Union
(WU), Becton Dickinson (BDX), BP (BP), Applied Materials (AMAT), and Eli Lilly
(LLY), among others. This is typical of our behavior, not because we call markets, but because when markets rise, downside risks appears in the stocks we own and we tend to take partial profits. When markets fall, opportunities appear. We are now very fully invested, more so than usual.

PORTFOLIO STRATEGY:

For the fiscal year ended July 31, 2010 the Fund produced a total return of 11.75% (Institutional Class Shares) and 11.48% (Class A Shares) vs. 14.97% for the S&P 500/Citigroup Value Index and 15.24% for the Lipper Multi-Cap Value Funds category.

As stated above, we believe the potential strength of the U.S. economy is greater than most people believe because we think the soft patch is normal and will be supplanted by stronger growth. Thus, we have, overall, a better view of potential earnings in the U.S. economy and are very fully invested.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500/CITIGROUP VALUE INDEX CONTAINS THOSE SECURITIES OF THE S&P 500 INDEX WITH VALUE CHARACTERISTICS.

THE ADVISORS' INNER CIRCLE FUND II                       FROST KEMPNER MULTI-CAP
MANAGEMENT DISCUSSION AND FUND PERFORMANCE               DEEP VALUE EQUITY FUND
                                                         JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST KEMPNER MULTI-CAP

            Frost Kempner Multi-Cap   Frost Kempner Multi-Cap
            Deep Value Equity Fund,   Deep Value Equity Fund,   S&P 500/Citigroup
             Institutional Class(1)        Class A(2)(3)           Value Index
            -----------------------   -----------------------   -----------------
7/31/2002            $10,000                  $ 9,425                 $10,000
7/31/2003            $10,463                  $ 9,823                 $10,898
7/31/2004            $12,661                  $11,865                 $12,796
7/31/2005            $14,054                  $13,135                 $15,159
7/31/2006            $14,508                  $13,533                 $16,932
7/31/2007            $16,677                  $15,507                 $19,611
7/31/2008            $13,808                  $12,814                 $16,051
7/31/2009            $11,554                  $10,695                 $12,597
7/31/2010            $12,911                  $11,922                 $14,482

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 5.75% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS JULY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

On June 30, Frost Investment Advisors changed the sub-adviser of the Frost Small Cap Equity Fund, choosing to select two managers with modestly different styles to replace Hoover Investment Management. The change was made to address declining performance, a move Frost feels was prudent in light of the recent significant fall in peer rankings. We selected two well regarded investment firms, New York based Artio Global Investors (Artio), and Cambiar Investors (Cambiar) from Denver. Artio will provide a core small cap style coupled with a growth bias; Cambiar will provide a core small cap style with a value bias. These two firms have a sound history in the small cap space and have been subjected to review by the investment team of Frost Investment Advisors. We believe this pairing of dissimilar styles will yield a successful strategy for the Frost Small Cap Equity Fund. Each manager will be given approximately half of the fund assets to manage but Frost will reserve the right to change the manager allocation as needed.

ARTIO GLOBAL MANAGEMENT LLC

On the heels of a very difficult second quarter, equity markets posted strong positive results in July, bringing year-to-date returns for the broad U.S. equity market back into positive territory. Daily returns have been volatile however, with performance being driven by news headlines and economic reports - be it positive or negative. For example, in July, the market (as measured by the Russell 3000 Index) was unable to move in the same direction for more than 4 consecutive days and nine days provided gains or losses in excess of 1%.

Although data continues to indicate the U.S. economy is growing, it appears to be decelerating from earlier this year. This was particularly evident in the manufacturing sector with ISM data modestly declining on a month-over-month basis and new orders lower than June. In addition, falling consumer confidence does not bode well for consumer spending, which accounts for approximately 70% of economic activity.

On a positive note, a number of "uncertainties" were removed from the marketplace-Congress passed the financial reform bill; the oil well in the Gulf was essentially capped; and only seven European banks failed the "stress tests." In addition, second quarter earnings and revenue growth announcements have been strong with a number of blue-chip firms raising their outlooks.

Looking forward, despite current economic uncertainty, we do not believe a double-dip recession is likely to occur for several reasons: a significant portion of the approved stimulus money remains unspent, corporate cash flows remain strong and cash on balance sheets (excluding financials) is at record levels. Even though growth may be subdued, as long as gross domestic product
(GDP) is positive, we expect a continued rebound in smallcap stocks.

From a sector positioning perspective, we have become more constructive on smaller capitalization banks, industrials, healthcare and more recently, technology companies. The second quarter correction resulted in some sharp price declines for individual stocks and we are using the opportunity to make some modest position changes in the portfolio.

We see potential in companies with direct exposure to both U.S. and Chinese economic stimulus spending, particularly in the infrastructure area. We expect emerging markets growth to significantly increase demand for hard and soft commodities over the long term with China, India, and Brazil the key consumers.

China's strong economic growth and central planning coupled with its 1.3 billion population has made it the world's largest buyer of commodities and a major price driver. Specifically, we like silver, which is used in over 2000 industrial applications and in many growing high tech areas such as solar panels, radio frequency identification (RFID) technologies, diesel engines, and the medical field. We expect major long-term shortages due to rising demand and falling production, which should drive prices significantly higher over time. We favor low cost, well capitalized silver producers given their earnings and free cash flow leverage to the underlying commodity.

We expect farm equipment manufacturers/retailers as well as fertilizer and crop protection product producers to benefit from a rebound in the U.S. agricultural cycle.

We believe financial companies should benefit from the economic recovery, industry consolidation and stimulus spending, although stock selection will be critical. We expect peak failures from smallcap banks to occur some time this year or next. However those banks that are better-capitalized and which have adequately reserved loan losses should be able to start underwriting new loans again, creating a larger loan portfolio to grow their earnings. We also see opportunities in the online brokerage industry, particularly those companies with exposure to options trading, and smaller asset management firms.

We continue to see opportunities in the healthcare sector despite government scrutiny and cost-cutting objectives. An estimated thirty-two million more people will be covered starting in 2014, boosting patient volume and procedures. We see potential value in companies with products or services that reduce costs and have equal or better patient outcomes including diagnostics, medical technology, and generic drug manufacturers.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

Lastly, the portfolio is modestly overweight the consumer discretionary sector. We see opportunities in high end restaurants, luxury department stores and specialty retailers, particularly those companies that have experienced a dislocation within its respective competitive environment and is able to take advantage of high net worth consumers' increasing willingness to spend.

We believe there are many companies that can perform well in an environment of low to no growth who may continue to see improved margins and earnings levels, especially if revenues expand and the overall economy grows. Better yet, those companies that gain market share or establish and create new markets are likely to thrive. If these companies execute and operate well, their stock prices should outperform the broader market over time. As bottom-up stock investors, it is our job to uncover these companies through disciplined, independent research.

CAMBIAR INVESTORS LLC

As of June 30, 2010, Cambiar Investors became a sub-advisor to the Frost Small Cap Equity Fund. We look forward to providing ongoing market commentary, information on our strategy and performance.

After a decent start to 2010 and strong evidence of economic recovery alongside recoveries in corporate profits, markets veered south in the second quarter. A quick glance at the headlines reveals several rationales: questionable solvency of some smaller Eurozone countries, increasing political disharmony and persistent unemployment in the U.S., evidence that the very rapid pace of economic recovery in late 2009-early 2010 was morphing into something much slower... These conspired to generate a 15-25% shedding of equity market values globally. For the second quarter, the S&P 500 and Nasdaq composite indexes fell by 12%, with the low tick for the quarter reached in the last minutes of trading on June 30th. Most markets outside the U.S. bottomed in early June when pessimism about the Eurozone reached a peak. The EAFE index fell by 14% for the quarter with some of that owing to an 8% decline in the Euro. Net, the EAFE declined by 21% in US$-terms in a span of 40 days from April 15th to May 25th. For the U.S., the market low for the moment appears to have occurred in the first couple days of July and marked a decline of 17% from April 2010 levels. By the standards of a technical "correction" following a fierce 13 month bull run from March 2009 to April 2010, the degree and pace of correcting has been fairly steep.

Our perspective is to look at these developments from a more historic context. A sell off of 17% in a market that was not expensive on a forward earnings multiple basis tacitly implies that something more sinister may be afoot. Yet to be candid, there is not credible evidence of a highly specific looming threat to the business cycle. Returns in the second year following previous major bear market lows (both prewar and postwar) tend to be modest, with the market as a whole and individual stocks lapsing into a somewhat frustrating phase of consolidation and multiple contraction. This is exactly what is happening. In looking back specifically at the market in mid 1983, and in mid 1975 (each of these times was about a year after a major bear market low), corrections of roughly 14% took place some 9-12 months after the ultimate market low. After the monster bear market of 2007-9, perhaps we needed to scale upwards our expectations for what the inevitable rolling over of the upwards wave would be like. Moreover, in looking back at those periods of time, the consistent psychology behind such consolidation phases is a nagging fear of the return of the forces that propelled the preceding bear market. In 1975, oil prices rose and people got scared. In 1983, inflation rates did not descend in a smooth trajectory, fanning flames of higher interest rates. Eventually the bear cases simply did not materialize in a way that threatened the business cycle or aggregate profitability, and markets advanced anew.

In 2010, the basis for a truly serious reprise of the 2008 catastrophe would have to be some fresh systemic failure in the global banking system. While this is not entirely implausible, evidence of this kind of pressure would logically reveal itself in expensive interbank funding markets and exceedingly wide corporate bond spreads. Interbank funding rates and corporate bond spreads did widen somewhat since the end of April but peaked in May at the time that Europe bottomed. Moreover, the change in interbank pricing seems not coincidental with the cessation of various Federal Reserve asset purchase programs on April 30th. Corporate bond yield spreads have not widened materially and in many cases absolute yields are at all-time lows. So - no smoking gun there.

The following chart depicts the 3-month Libor-OIS funding spread which measures the cost for banks to borrow from each other relative to the Fed Funds rate. I look at this picture every day to gauge whether there is something truly aghast in the system or not. It was infinitesimal at 5-10 basis points in early 2007 and quickly widened to 60-100 basis points as the banking system crisis of 2007-8 played out, indicative of stress and counterparty risks. It completely blew out when Lehman Brothers failed in September 2008, shutting the whole financial system down for about 5 months. The improvement in the Libor-OIS spread in Q1 2009 was an excellent forward indicator for equities last year. The spread rose from 10 basis points in March 2010 to as high as 33 basis points in May, presaging the jumbo correction that we have just endured. But this is as bad as it got, and recently spreads have fallen slightly.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

(Chart Image: "Libor-OIS Spread 2007-2010" is not available in filing.)

A World According to ZIRP - Moving away from credit as a risk measure specifically, we see utterly different signals evidenced in the absolute price of credit, especially sovereign and corporate credit in comparison to the price of equity. At the end of June 2010, a steeply sloped yield curve corroborated the attractiveness of stocks and a respectable forward economic outlook. Yet absolute 10-year Treasury yield rates of 2.9% in the U.S., 2.6% in Germany, and 1.1% in Japan, coupled with a nearly 5% implied equity risk premium would seem to embed an almost Depressionary economic forecast. A collapse in stock market multiples to a sub-12x price-to-earnings multiple for the U.S. market as of June 30th expresses marked frustration and pessimism about the future, even though we are arguably early in an economic cycle.

(Chart Image: "Implied Risk Premium "ERP" 1962-2010 ERP = S&P 500 Earnings Yield less 10-Year Treasury Yield" is not available in filing.)

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

While there are a lot of clever narratives which seem to conveniently shift to suit the near-term mood of the markets, what has stayed constant for nearly 20 months is ZIRP (zero interest rate policy). Not only has it stayed constant, but markets have on balance functioned smoothly and economies have clearly healed with ZIRP in place, presenting strong evidence that a zero percent Fed Funds rate is the appropriate monetary policy owing to very low nominal GDP growth, debt servicing challenges, and limited private sector demand for credit. Moreover, there are almost no credible economists or market expectations of a material shift from ZIRP in the next twelve months. The one year T-Bill yields 0.28%, implying a miniscule possibility of a rate increase until late 2011. Three year notes yield 0.88%, unchanged from Q4 2008 and similarly implying almost no chance of a change from ZIRP anytime soon. While the longer end of the curve has fluctuated with the perceived economic outlook somewhat (because indeed it is very hard to make a cogent prediction of economic conditions in 2015 and beyond), what is not in dispute is that the "emergency policy action" of ZIRP appears poised to be the longest sustained Fed Funds target rate on record. Importantly, this is not happening in 2010 because of an exigent emergency, as was the case in 2008; it's just the policy now.

(Chart Image: "2-Year Treasury Bond Yield 2004-2010" is not available in filing.)

On a forward looking basis, ZIRP is appropriate if there is 1) no inflation (0%), 2) a limited ability for financials to multiply capital reserves, and 3) limited credit demand from credit worthy borrowers. These three factors lead to very low nominal rates of growth in the economy. There is a fourth potential driver in some degree of logical necessity to public sector finances for extremely low servicing requirements. I believe the U.S. and most of the Western world fits this description.

We are not going to go into this in great detail here, but the core problem is that we are in a post-credit bubble environment. Neither the supply side nor the demand side for credit is stimulated by very low nominal yields. On the supply side, the collapse of the securitization engine of the Western banking system that took place in 2007-8 means banks can't multiply money very well. So, even though interest rates are at zero, and even though the Fed has literally injected $ trillions of reserves into the system, the money just sits there; it does not turn into loans. On the demand side, there is an aversion to borrowing; corporate and individual borrowers are at the margin, paying down debt and holding more cash. Though the Federal government is generating an embarrassingly large deficit of over $1.0 trillion annually, the rate of private sector debt liquidation has been even faster than this. Until this dynamic changes, it's a ZIRP world, and even once it does change, it is implausible that the rate of debt creation would be very high - recent financial reforms have made certain of this. If loan growth did suddenly erupt, that would be great for nominal GDP and nominal growth rates of most businesses and likely stock prices as well; we just don't see how exactly this happens. On a longer-term basis, outside of the Great Depression and the immediate post WWII period, we really have not seen a true zero inflation environment. Americans under the age of 75 really have not been witness to anything like this.

This backdrop has broad implications for the pricing of various financial assets and for what constitutes an appropriate analytical approach. For equity markets, the analytic considerations of a ZIRP world are not well expounded. Bond market operatives have seized upon some version of this theme ("New Normal" being the most well publicized version), but they seem to have a very formulaic assessment
- that low nominal growth is unequivocally bad for stocks and great for bonds. So far, bonds have outshone stocks; that has played out over the last 2 years. However, we doubt it is so simple. The issue

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

in our minds is not so much that ZIRP is bad and high nominal growth is good - if that was the case, then the 1970s would have been an investment paradise and certainly this was not true. Rather there is a basic scaling issue of real versus nominal returns that needs to be considered in equity analysis. Moreover, the cost of equity and the cost of corporate debt do bear a relationship to each other - they don't operate in entirely separate spheres. Here are some key considerations for equity investment in a world according to ZIRP:

GETTING USED TO LOW NUMBERS - What one needs to get used to are lower "nominal" numbers. In a 2-4% inflation environment, nominal GDP growth would logically range from 3% in a recession to as high as 8% in a higher growth period, with 5-6% nominal growth being "normal". In a ZIRP world (where ZIRP is in fact the appropriate policy), inflation is literally 0% or very close to it, so in a given year, the rate of inflation may be perhaps a range of 0.3% deflation to a limit of 1% inflation. In a ZIRP world, nominal GDP falls 1-2% in a normal recession (and a good deal more in the maxi-recession that we just endured) and might reach 5% in a higher growth period, with perhaps 3% as being "normal" nominal growth. This is what current long bond (10 year) yields imply. The New Normalists have generally blurred the distinction between real and nominal returns.

Equity investors may be accustomed to growth rates of 3-6% for low growth companies and 12-20% for higher growth (large cap) companies over the last 20-25 years, which equate to multiples of ~1x nominal GDP and 2-3x nominal GDP, respectively. In a ZIRP world, those nominal growth rates need to be scaled to the same multiples of GDP. In other words, 0-2% growth constitutes low growth and 6-10% becomes high growth. So far, the market has not caught on to this and has simply lowered multiples for almost all participants.

IT'S A GLOBAL ECONOMY? - Almost 40% of S&P 500 earnings are derived from sources beyond our shores and this figure continues to rise steadily. The fact that the U.S. economy may be stuck at 3-4% nominal growth in the foreseeable future means that corporate earnings growth and the growth rate of U.S. GDP need not be tightly correlated.

RULE OF 21 - In the not-so-distant past, the rule of thumb for valuing the stock market was called the "Rule of 21", which basically suggested that the market PE should be equal to 21 minus the yield on the 10-year bond. This advocates for an above-normal PE of 18x based on a 3% 10-year bond yield presently. We were at 12.5x 2010 earnings at the end of June with half of the year in the rear view mirror, and as low as 11-12x 2011 estimates depending on the forecast. This rule was conveniently discarded in the 1990s as PE multiples went well beyond 21x, leading to various new-era type rationalizations which ultimately proved to be foolish. Are we engaged in the reverse now?

LOW NOMINAL GROWTH #, LOW PE - The offset of ultra low yielding risk free capital in a ZIRP world augments the value of equity cash flows, even if they are not growing very quickly. Equity is by definition an infinite duration instrument. Unlimited long-term upside is the whole point of investing in equity. Academically, equities are worth their future free cash flows, discounted back to the present using an appropriate rate. If that hurdle rate cost is now a mid single digit cost of capital, as we can determine from corporate bond yields, then PE multiples of 12x for the overall market and single digit for many issuers simply do not make sense. There is a gaping spread between the cost of equity capital and the cost of debt capital owing to this unusual confluence of risk aversion, a low nominal growth environment, a preference for debt over equity, and resilient earnings growth from major global corporations.

In summary, we believe there is a disconnect, and a very big one at that, between corporate bond yields and stock market valuations. The same circumstances existed 10 years ago in reverse and that didn't make any sense either. It reflected undue optimism and if the world does not spontaneously fall apart anew as it did in 2008, today's valuations are indeed very pessimistic for a wide range of businesses.

The Cambiar investment team remains focused on closely watching our current holdings, while always seeking new opportunities.

Thank you for your continued confidence in us.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. CERTAIN INFORMATION CONTAINED IN THIS COMMUNICATION CONSTITUTES "FORWARD-LOOKING STATEMENTS". DUE TO MARKET RISK AND UNCERTAINTIES, ACTUAL EVENTS OR RESULTS, OR THE ACTUAL PERFORMANCE OF THE SECURITIES CONTEMPLATED WITHIN THIS COMMENTARY MAY DIFFER MATERIALLY FROM THAT REFLECTED OR CONTEMPLATED IN SUCH FORWARD-LOOKING STATEMENTS.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. NASDAQ COMPOSITE INDEX IS A MARKET CAPITALIZATION PRICE-ONLY INDEX THAT TRACKS THE PERFORMANCE OF DOMESTIC COMMON STOCKS TRADED ON THE REGULAR NASDAQ MARKET, AS WELL AS NATIONAL MARKET SYSTEM TRADED FOREIGN COMMON STOCKS AND ADRS. THE MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST) IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS, EXCLUDING THE US & CANADA.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE           JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST SMALL CAP EQUITY FUND

               Frost Small Cap         Frost Small
                 Equity Fund,        Cap Equity Fund,   Russell 2000   Russell 2500
            Institutional Class(1)    Class A(2)(3)       Index(4)        Index
            ----------------------   ----------------   ------------   ------------
5/31/2002           $10,000               $ 9,425          $10,000        $10,000
7/31/2002           $ 8,318               $ 7,821          $ 8,068        $ 8,310
7/31/2003           $ 9,769               $ 9,169          $ 9,933        $10,084
7/31/2004           $11,287               $10,578          $11,627        $11,916
7/31/2005           $14,416               $13,483          $14,509        $15,105
7/31/2006           $14,397               $13,423          $15,125        $15,683
7/31/2007           $17,088               $15,891          $16,958        $18,121
7/31/2008           $15,511               $14,398          $15,819        $16,595
7/31/2009           $11,332               $10,488          $12,541        $13,166
7/31/2010           $12,295               $11,352          $14,852        $16,032

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 5.75% SALES CHARGE.

(4) THE FUND HAS CHANGED ITS PRIMARY BENCHMARK FROM THE RUSSELL 2500 INDEX TO THE RUSSELL 2000 INDEX BECAUSE THE ADVISER BELIEVES THE RUSSELL 2000 INDEX IS MORE REPRESENTATIVE OF THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

THE ADVISORS' INNER CIRCLE FUND II               FROST INTERNATIONAL EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE       JULY 31, 2010

FUND OBJECTIVE:

The Frost International Equity Fund (the "Fund") seeks to achieve long-term capital appreciation and current income.

MARKET COMMENTARY

Market conditions during the annual reporting period ended July 31, 2010 can be characterized as volatile, with brief rallies giving way to flat or declining global equity markets as investor confidence remains fragile after the economic down-town. We have tried to navigate this environment by taking a more conservative approach to our bottom-up investments, with consistent earners representing the largest proportion of our basket mix (over basic value and emerging franchise stocks). We have had a preference for operating leverage over financial leverage, sound business models that are cash generative and predominantly self-funding, and ample diversification across a truly global portfolio of world-class companies.

PORTFOLIO STRATEGY

The Fund returned 8.69% (Institutional Class Shares) and 8.22% (A Class Shares), versus 9.67% for the MSCI ACWI ex-U.S. Index net.

Some of our top contributors reflect this bias with Novo Nordisk (NOVOB DC), LVMH Moet Hennessy Louis Vuitton(MC FP), and Wal-Mart de Mexico (WALMEXV MM) all having resilient business models where operating results have repeatedly exceeded expectations. Novo Nordisk is the leading global manufacturer of diabetes care products. The company's experimental next generation insulin, Victoza, was approved by the Food & Drug Administration, and a threatening competitive product has recently been delayed and may be discontinued. LVMH Moet Hennessy Louis Vuitton was able to achieve positive revenue and earnings growth through the downturn in spite of a difficult environment for luxury goods sales. Wal-Mart de Mexico benefited from market share gains during the downturn and an opportunistic acquisition of its Central American subsidiaries.

Our largest detractors to performance were either exposed to the sovereign debt crisis in Greece and subsequent risks in other European countries or situations where new product cycles have been disrupted in the near-term due to the uncertainty surrounding the direction of global growth. These included Lafarge (LG FP), National Bank of Greece (sold), and Vestas Wind Systems (VWS DC). Lafarge has consolidated market share positions in many of its local markets, which should provide an opportunity for substantial operating leverage and debt pay-down as the global economy recovers. National Bank of Greece was sold after it became clear to us that the Greek economy could take years to rebuild itself rather than just a few quarters. Vestas has experienced some cancellations and delays within its backlog. We classify the stock as an emerging franchise (this basket is capped at 25% of the portfolio mix for risk management) and believe that over the next five to ten years the company will win its fair share of new wind turbine orders as governments move to legislate renewable power sources into their competitive energy supply mix.

While the waning outlook for Europe's finances has put downward pressure on global equity and currency markets and raised the prospect of a continued slow recovery, we believe it has also created opportunity. European valuations are lower than in the recent past, and many European companies stand to benefit from the relative weakening of the Euro. It is worth asserting that in an environment of vacillating markets and tenuous economic development, our focus on financially strong companies exhibiting qualities such as market leadership, management strength and long term viability should serve us well.

THE VIEWS EXPRESSED ARE THOSE OF THORNBURG INVESTMENT MANAGEMENT. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME IN RESPONSE TO CHANGING CIRCUMSTANCES IN THE MARKETS, AND ARE NOT INTENDED TO PREDICT OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INDIVIDUAL SECURITY OR THE MARKETS GENERALLY, NOR ARE THEY INTENDED TO PREDICT THE FUTURE PERFORMANCE OF ANY THORNBURG INVESTMENT MANAGEMENT ACCOUNT, STRATEGY OR FUND. THE SECURITIES MENTIONED REFLECT RECENT HOLDINGS IN THE PORTFOLIO DURING THE STATED TIME PERIOD. THE LIST PROVIDED DOES NOT REPRESENT ALL OF THE SECURITIES RECOMMENDED FOR ADVISORY CLIENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY. UNDER NO CIRCUMSTANCES DOES THE INFORMATION CONTAINED WITHIN REPRESENT A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. IT SHOULD NOT BE ASSUMED THAT THE INVESTMENTS IN THE SECURITIES WERE OR WILL BE PROFITABLE.

THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX-US INDEX (MSCI ACWI EX-US) IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 1,000 COMPANIES, AND IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 44 DEVELOPED AND EMERGING MARKET COUNTRIES IN NORTH AND SOUTH AMERICA, EUROPE, AFRICA, AND THE PACIFIC RIM, EXCLUDING SECURITIES OF UNITED STATES' ISSUERS. THE INDEX IS CALCULATED WITH NET DIVIDENDS REINVESTED IN U.S. DOLLARS.

THE ADVISORS' INNER CIRCLE FUND II               FROST INTERNATIONAL EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE       JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST INTERNATIONAL EQUITY FUND

             Frost International     Frost International
                 Equity Fund,            Equity Fund,       MSCI All Country   MSCI EAFE
            Institutional Class(1)       Class A(2)(3)      World ex-US Index     Index
            ----------------------   -------------------   -----------------   ---------
5/31/2002           $10,000                 $ 9,425             $10,000         $10,000
7/31/2002           $ 8,667                 $ 8,170             $ 8,631         $ 8,654
7/31/2003           $ 8,923                 $ 8,374             $ 9,366         $ 9,199
7/31/2004           $10,902                 $10,212             $11,693         $11,503
7/31/2005           $13,507                 $12,612             $14,547         $13,926
7/31/2006           $16,635                 $15,496             $18,126         $17,270
7/31/2007           $22,169                 $20,611             $23,190         $21,398
7/31/2008           $20,212                 $18,754             $20,934         $18,790
7/31/2009           $16,672                 $15,443             $16,469         $14,543
7/31/2010           $18,120                 $16,712             $18,062         $15,454

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 5.75% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

THE ADVISORS' INNER CIRCLE FUND II                      FROST FIXED INCOME FUNDS
MANAGEMENT DISCUSSION AND FUND PERFORMANCE              JULY 31, 2010

MARKET REVIEW

The year saw attractive returns for most areas of the global bond market on the heels of tighter credit spreads resulting in solid returns in risk assets and lower global interest rates on government bonds from the G-7 nations. In fact, yields on both the five-year U.S. Treasury Note and the German government Bund finished below 1.70% representing some of the lowest level of rates for the sovereign debt of these nations since the 1950's. The credit markets did between March and June come under some temporary selling pressure due primarily to the Greek sovereign debt crisis. These events appear to be temporary in our opinion.

A notable positive carry forward trend from 2009 and into 2010 was one of the primary reasons why fixed income performed so well in the year. This was the continued shift in investor allocations out of cash - and to some extent out of stocks - and into fixed income. The demand for bonds across all sectors reached intense levels by the end of the quarter and easily exceeded supply. This trend gave significant support to risk assets across most asset sectors and most geographies even as concerns in Europe escalated.

When all was said and done, this past year most bond indexes finished the year with attractive returns. The Barclays U.S. Aggregate, the Barclays U.S. High Yield, the Barclays U.S. Municipal, and the Barclays Global Aggregate Bond Indexes yielded absolute returns of 8.91%, 23.74%, 9.15% and 6.22%, respectively. Each of these indices benefited from a combination a decline in global interest rates and an improvement in the performance of credit risk assets.

YIELDS ON BOTH THE FIVE-YEAR US TREASURY NOTE AND GERMAN BOND FINISHED BELOW 1.70% ON JULY 31, 2010.

WHILE THE LONG-TERM OUTLOOK FOR GOVERNMENT BOND YIELDS IS FOR HIGHER RATES, THE CURRENT OUTLOOK APPEARS SUPPORTIVE OVER THE SHORT-TERM.

Specifically in the United States, the year can be bifurcated into two halves from an attribution perspective. During the first half of the year, risk assets continued to outperform leading to exceptional performance from sectors such as corporate bonds and asset-backed securities. As can be seen by the charts, credit spreads for both investment grade and high yield corporate bonds declined in the first half of the year. The second half of the year saw the performance in credit sectors ebb and flow on the heels of the European debt worries. But the second half of the year did see interest rates decline meaningfully as renewed fears escalated about the on-going strength of the economy. So the decline in interest rates helped propel the U.S. Treasury and Mortgage-Backed Security sectors to higher valuations. Also while there was clearly a mini flight-to-quality from March to June, risk assets such as corporate bonds still managed to contribute positive returns as the large decline in U.S. Treasury yields more than offset the marginally higher credit spreads - at least in the investment grade rated sector. As the chart displays, the high yield sector did come under more material pressure relative to the investment grade sector leading to higher increases in spreads. Finally, the markets finished the year with little worries of near-term inflation fears helping alleviate short-term worries of the Federal Reserve needing to increase interest rates over the next several quarters.

(Chart Images: "Investment Grade Corporate Spreads & Yields" and "High Yield Corporate Spreads & Yields" from 1998 to 2010 are not available in filing.)

When taking into consideration all relevant market events that transpired in the year, the period was one characterized as a return of interest rate risk to the importance for return attribution. For much of 2008 and 2009 the performance in risk assets was the most relevant performance attribution. Interest rates for most of this period took a back seat in performance. Broadly speaking 2010 while credit risk did play an important role in performance early in the year, interest rate positioning was key later in the year. The bar for future performance has only gotten higher for the next year however as yields for both government bonds and for investment grade rated corporate bonds (seen by the red line in the charts) are at very low levels. Finding fixed income investments with both attractive income metrics and that are appropriately priced is becoming a challenge as each quarter in this economic cycle goes by.

THE ADVISORS' INNER CIRCLE FUND II                      FROST FIXED INCOME FUNDS
MANAGEMENT DISCUSSION AND FUND PERFORMANCE              JULY 31, 2010

MARKET OUTLOOK

The past three decades have been pretty good for fixed income assets in the United States. Interest rates have slowly decreased from close to 20.0% in the early 1980's to their current levels of low single digits. This steady decline in rates over the past 25 years has resulted in fairly attractive returns for fixed income investors. Even just recently from 2006 to 2009, during what can be characterized as the most stressful period seen in the bond market in over a half century, the broad market Barclays U.S. Aggregate Bond Index delivered a solid 6.04% return. When looked at on a risk-adjusted basis, these results are even more impressive when comparing to other asset categories such as equities.

The first half of 2010 was no different with attractive returns once again occurring for U.S. bond investors. However, the question currently is where do we go from here? With the U.S. economy continuing to recover from one of the worst economic downturns in decades and interest rates still relatively low, one obvious answer would seem to be there currently is more downside risk, than upside opportunity in U.S. bonds. After all interest rates can only go so low right?

Well as I have already discussed above rates went even lower during the past year. And looking at the remainder of 2010 the market outlook appears for more of the same as inflation levels are mute, the outlook for the economy remains uncertain, and the Federal Reserve remains on the sidelines regarding tightening monetary policy.

Broadly speaking, this backdrop should be supportive for fixed income assets over the near-term as the economic recovery appears to be a slow process. But as yields have now declined so materially the risk/return profile for the rates sectors such as U.S. Treasury bonds appears clearly is skewed against investors. While there appears little near-term catalyst that would push interest rates up materially, just the absolute low level of yields means there is more downside risk than upside potential for government securities and thus dictate a conservative defensive posture for fixed income interest rate positions. Said differently, the tail-risk clearly is now skewed to the higher rate side of the pendulum. When evaluating all relevant factors our expectation is for returns for U.S. bonds over the next year to be positive but below those seen from 2006 to the first half of 2010.

CREDIT SPREADS DURING THE PAST YEAR IN RISK ASSETS DECREASED, WHICH LED TO SOLID OUTPERFORMANCE IN BOTH INVESTMENT GRADE AND HIGH YIELD CORPORATE BONDS

YIELDS ARE CLOSE TO THEIR LOWEST LEVELS IN HISTORY ON INVESTMENT GRADE RATED CORPORATE BONDS, ON THE HEELS OF VERY LOW US TREASURY SECURITY YIELDS.

With this backdrop in mind, we continue to keep average maturities and durations low to position for marginally higher interest rates over the coming quarters. We are positioned with relatively low allocation to government securities such as U.S. Treasury bonds for the same reasons. While most credit sectors such as corporate bonds performed exceptionally well in last year, we believe the trend should continue over the coming quarters albeit at a slower pace. Thus we are positioned with relatively large allocations to many of the credit sectors, even though we are not actively increasing our allocations above where the portfolios were at the end of 2009.

Specifically, within the context of our municipal portfolios we remain relatively defensive from a credit exposure perspective. Unlike the corporate sector, the credit fundamentals with many local government entities, especially those in geographic areas hit hardest with the past recession, are still poor. As such, we continue to overweight high quality Texas securities (a state not hit as hard relative to other areas with this economic downturn) and underweight lower quality securities from other geographic areas of the U.S. We are focusing on maximizing our municipal fund's yields and interest income within the context of maintaining a conservative credit profile.

We also recommend that a more active portfolio management approach be used for bond portfolios based on our view for the outlook. Now is not the time for a buy and hold type of passive investment approach if one wants to maximize investment returns.

This represents the Advisor's assessment of the market environment at a specific point in time and should be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          JULY 31, 2010

FUND OBJECTIVE:

The Frost Low Duration Bond Fund (the "Fund") seeks to maximize total return, consisting of both income generation and capital appreciation, while focusing on preservation of capital.

MARKET COMMENTARY

At present we believe, there is a strong probability that most credit sectors will continue to perform well relative to many other sectors such as government debt sectors during the remainder of the year. While we plan to continue to hold the already overweight position to these credit sectors, we also have begun slowly increasing the Fund's allocation to some higher credit quality sectors. These sectors focus predominately on U.S. Treasury securities, U.S. Agency bonds, high quality municipal bonds and some foreign sovereign bonds. Our slow increase in higher quality sectors reflects the normal conservative management objective for this Fund, the continued rich valuations in some of the credit sectors for securities with maturities under five years and the recent volatility related to Europe and sovereign debt crisis.

In regard to interest rates we remain cautious on the long-term strength of the U.S. and other developed countries' economies and have recently extended our forecast for when the Federal Reserve will potentially begin raising short-term money market rates. As such our view currently is that interest rates should not increase materially during the second half of the year. However, with interest rates at such low absolute levels we believe it is prudent to manage fixed income portfolios with very conservative interest rate positions. Thus we currently are keeping the Fund's average maturity and duration profile positioned for somewhat higher interest rates down the road.

PORTFOLIO STRATEGY

     - The Fund produced a return of 6.86% (Institutional Class Shares) and 6.60% (A Class Shares), versus 5.63% for its benchmark index - the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index.

     - The Fund's annual interest income distribution yield was 3.30% over the past year.

     - The following characteristics contributed to the total return during the year:

          - A material decline in interest rates was the main contributor for the Fund's positive total return;

          - The Fund's interest income also helped the Fund's returns, contributing close to half of the total return;

          - The Fund's overweight allocation to lower credit quality sectors such as corporate bonds and asset-backed securities also was one of the main contributors for the Fund's return in the year;

     - The following characteristics aided returns relative to the benchmark during the year:

          - The Fund's overweight allocation to the credit sectors, most notably corporate bonds and asset-backed securities was the main contributor for the Fund's return relative to the benchmark;

     - The following characteristics hurt returns relative to the benchmark during the year:

          - The Fund was positioned with its average maturities less than that of the benchmark resulting in its duration lower than the benchmark. This duration position was the main contributor that hurt returns relative to the benchmark as interest rates declined materially resulting in the valuation of the benchmark rising more than the fund.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE BARCLAYS CAPITAL U.S. 1-5 YEAR GOVERNMENT/CREDIT INDEX IS COMPRISED OF TREASURIES, GOVERNMENT-RELATED ISSUES, US DOLLAR CORPORATE SECURITIES, AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES THAT HAVE REMAINING MATURITIES OF MORE THAN ONE YEAR BUT LESS THAN FIVE YEARS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)


          Frost Low Duration Bond   Frost Low Duration    Barclays U.S. 1-5 Year
            Fund, Institutional     Bond Fund, Class A   Government/Credit Index
          -----------------------   ------------------   -----------------------
5/31/02          $10,000                 $ 9,700                 $10,000
7/31/02           10,243                   9,934                  10,207
7/31/03           10,584                  10,236                  10,740
7/31/04           10,686                  10,298                  10,997
7/31/05           10,723                  10,316                  11,194
7/31/06           10,885                  10,442                  11,479
7/31/07           11,384                  10,899                  12,111
7/31/08           12,031                  11,492                  12,895
7/31/09           12,994                  12,382                  13,652
7/31/10           13,885                  13,198                  14,421

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 3.00% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

                     BOND CREDIT QUALITY AS OF JULY 31, 2010

                     Percentage of
Credit Rating(4)   Total Investments
----------------   -----------------
AAA                       21%
AA                        13%
A                         20%
BBB                       15%
Government                31%

(4) THE CREDIT QUALITY BREAKDOWN DEPICTS THE CREDIT QUALITY RATINGS OF THE FUND'S PORTFOLIO SECURITIES THAT ARE RATED BY ONE OR MORE OF THE FOUR MAJOR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSRO"). THESE FOUR NRSRO'S CURRENTLY ARE STANDARD & POORS, MOODY'S, FITCH, AND DBRS. WHEN A SECURITY IS RATED BY MORE THAN ONE NRSRO, A COMPOSITE RATING IS UTILIZED. THE COMPOSITE IS CALCULATED BY TAKING THE AVERAGE OF THE EXISTING RATINGS, ROUNDED DOWN TO THE LOWER RATING IN CASE THE COMPOSITE IS BETWEEN TWO RATINGS. THESE CREDIT QUALITY RATINGS ARE SHOWN WITHOUT REGARD TO GRADATIONS WITHIN A GIVEN RATING CATEGORY.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          JULY 31, 2010

FUND OBJECTIVE:

The Frost Total Return Bond Fund (the "Fund") seeks to maximize total return, through income generation and capital appreciation.

MARKET COMMENTARY

At present we believe, there is a strong probability most credit sectors will continue to perform well relative to many other sectors such as government debt sectors particularly during the second half of the year. However, at this time we are not aggressively increasing the Fund's allocation to additional credit sectors as the Fund already has exposure to these sectors. We do plan to continue to hold the existing overweight position to these sectors however, as well as rotate into and out of some individual holdings or sectors, which in our opinion currently have higher relative value. In fact, during the quarter we decreased the Fund's allocation to the asset-backed security sector due to high valuations and increased the exposure to the energy sector as events in the Gulf of Mexico relating to the oil spill created an opportunity to add to several names with more attractive return outlook over the longer-term.

In regard to interest rates we remain cautious on the long-term strength of the US and other developed countries' economies and have recently extended our forecast for when the Federal Reserve will potentially begin raising short-term money market rates. As such our view currently is that interest rates should not increase materially during the second half of the year. However, with interest rates at such low absolute levels we believe it is prudent to manage fixed income portfolios with very conservative interest rate positions. Thus we currently are keeping the Fund's average maturity and duration profile positioned for somewhat higher interest rates down the road. Additionally, approximately 12% of the Fund's holdings are securities with floating rate coupons, which should outperform if interest rates increase materially from current levels.

PORTFOLIO STRATEGY

     - The Fund produced a return of 13.03% (Institutional Class Shares) and 12.76% (A Class Shares), versus 8.91% for its benchmark index - the Barclays U.S. Aggregate Bond Index.

     - The Fund's annual interest income distribution yield was 5.68% over the past year.

     - The following characteristics contributed to the total return during the year:

          - A material decline in interest rates was one of the main contributors for the Fund's positive total return;

          - The Fund's interest income also helped the Fund's returns, contributing over forty percent of the absolute return;

          - The Fund's overweight allocation to lower credit quality sectors such as corporate bonds and asset-backed securities also was one of the main contributors for the Fund's return in the year;

          - The Fund's exposure to commercial mortgage-backed securities also helped returns as these securities of the Fund delivered the best performance relative to the other type of securities in the Fund.

     - The following characteristics aided returns relative to the benchmark during the year:

          - The Fund's overweight allocation to the credit sectors, most notably corporate bonds, asset-backed securities and commercial mortgage-backed securities was the main contributor for the Fund's return relative to the benchmark;

          - The Fund also benefited from solid individual issue selection as several securities held during the year outperformed their own sector.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE BARCLAYS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC REGISTERED, TAXABLE AND DOLLAR DENOMINATED. THE INDEX COVERS THE US INVESTMENT-GRADE FIXED-RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES AND ASSET BACKED SECURITIES.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST TOTAL RETURN BOND FUND

              Frost Total Return     Frost Total Return   Barclays U.S.
                  Bond Fund,             Bond Fund,         Aggregate
            Institutional Class(1)     Class A(2)(3)        Bond Index
            ----------------------   ------------------   -------------
5/31/2002            $10,000               $ 9,550           $10,000
7/31/2002            $10,318               $ 9,850           $10,208
7/31/2003            $10,867               $10,345           $10,761
7/31/2004            $11,212               $10,655           $11,282
7/31/2005            $11,725               $11,111           $11,822
7/31/2006            $11,827               $11,189           $11,995
7/31/2007            $12,458               $11,751           $12,644
7/31/2008            $12,947               $12,185           $13,443
7/31/2009            $14,123               $13,260           $14,498
7/31/2010            $15,963               $14,951           $15,789

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON JUNE 30, 2008.

(3)  REFLECTS 4.50% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO JUNE 30, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF THE INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

                     BOND CREDIT QUALITY AS OF JULY 31, 2010

                     Percentage of
Credit Rating(4)   Total Investments
----------------   -----------------
AAA                       18%
AA                         5%
A                         19%
BBB                       31%
BB                         6%
B                          1%
Government                21%

(4) THE CREDIT QUALITY BREAKDOWN DEPICTS THE CREDIT QUALITY RATINGS OF THE FUND'S PORTFOLIO SECURITIES THAT ARE RATED BY ONE OR MORE OF THE FOUR MAJOR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSRO"). THESE FOUR NRSRO'S CURRENTLY ARE STANDARD & POORS, MOODY'S, FITCH, AND DBRS. WHEN A SECURITY IS RATED BY MORE THAN ONE NRSRO, A COMPOSITE RATING IS UTILIZED. THE COMPOSITE IS CALCULATED BY TAKING THE AVERAGE OF THE EXISTING RATINGS, ROUNDED DOWN TO THE LOWER RATING IN CASE THE COMPOSITE IS BETWEEN TWO RATINGS. THESE CREDIT QUALITY RATINGS ARE SHOWN WITHOUT REGARD TO GRADATIONS WITHIN A GIVEN RATING CATEGORY.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE             JULY 31, 2010

FUND OBJECTIVE:

The Frost Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.

MARKET COMMENTARY

In regard to interest rates we remain cautious on the long-term strength of the U.S. and other developed countries' economies and have recently extended our forecast for when the Federal Reserve will potentially begin raising short-term money market rates. As such our view currently is that interest rates should not increase materially during the second half of the year. However, with interest rates at such low absolute levels we believe it is prudent to manage fixed income port-folios with very conservative interest rate positions. Thus we currently are keeping the Fund's average maturity and duration profile positioned for somewhat higher interest rates down the road.

We also plan on maintaining a significant allocation to Texas securities and an underweight to securities of issuers from geographies exhibiting weaker fiscal positions.

PORTFOLIO STRATEGY

     - The Fund produced a total return of 5.56% (Institutional Class Shares) and 5.31% (A Class Shares), versus 9.15% for its benchmark index - the Barclays Municipal Bond Index.

     - The Fund's annual interest income distribution yield was 3.20% over the past year.

     -    The following characteristics contributed to returns during the year:

          - A material decline in interest rates helped contribute for the Fund's positive total return;

          - The Fund's interest income also helped the Fund's returns, contributing over half of the total return.

     - The following characteristics hurt returns relative to the benchmark during the year:

          - The Fund was positioned with its average maturities less than that of the benchmark resulting in its duration being meaningfully lower than the benchmark. This duration position was the main contributor that hurt returns relative to the benchmark as interest rates declined materially resulting in the valuation of the benchmark rising more than the Fund.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE BARCLAYS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM TAX-EXEMPT BOND MARKET. TO BE INCLUDED IN THE INDEX, BONDS MUST HAVE A MINIMUM CREDIT RATING OF BAA, AND MUST HAVE AN OUTSTANDING PAR VALUE OF AT LEAST $5 MILLION. THE BONDS MUST BE AT LEAST ONE YEAR FROM THEIR MATURITY DATE.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE             JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST MUNICIPAL BOND FUND

               Frost Municipal       Frost Municipal    Barclays
                  Bond Fund,            Bond Fund,      Municipal
            Institutional Class(1)    Class A(2)(3)    Bond Index
            ----------------------   ---------------   ----------
5/31/2002            $10,000              $ 9,550        $10,000
7/31/2002            $10,203              $ 9,742        $10,236
7/31/2003            $10,444              $ 9,947        $10,605
7/31/2004            $10,786              $10,245        $11,218
7/31/2005            $11,045              $10,462        $11,930
7/31/2006            $11,140              $10,523        $12,234
7/31/2007            $11,457              $10,801        $12,756
7/31/2008            $11,984              $11,275        $13,117
7/31/2009            $12,822              $12,037        $13,788
7/31/2010            $13,534              $12,676        $15,049

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON AUGUST 28, 2008.

(3)  REFLECTS 4.50% SALES CHARGE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS MAY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO AUGUST 28, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

                     BOND CREDIT QUALITY AS OF JULY 31, 2010

                     Percentage of
Credit Rating(4)   Total Investments
----------------   -----------------
AAA                       44%
AA                        43%
A                         10%
BBB                        1%
Not Rated                  2%

(4) THE CREDIT QUALITY BREAKDOWN DEPICTS THE CREDIT QUALITY RATINGS OF THE FUND'S PORTFOLIO SECURITIES THAT ARE RATED BY ONE OR MORE OF THE FOUR MAJOR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSRO"). THESE FOUR NRSRO'S CURRENTLY ARE STANDARD & POORS, MOODY'S, FITCH, AND DBRS. WHEN A SECURITY IS RATED BY MORE THAN ONE NRSRO, A COMPOSITE RATING IS UTILIZED. THE COMPOSITE IS CALCULATED BY TAKING THE AVERAGE OF THE EXISTING RATINGS, ROUNDED DOWN TO THE LOWER RATING IN CASE THE COMPOSITE IS BETWEEN TWO RATINGS. THESE CREDIT QUALITY RATINGS ARE SHOWN WITHOUT REGARD TO GRADATIONS WITHIN A GIVEN RATING CATEGORY.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION MUNICIPAL
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          BOND FUND
                                                    JULY 31, 2010

FUND OBJECTIVE:

The Frost Low Duration Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.

MARKET COMMENTARY

In regard to interest rates we remain cautious on the long-term strength of the U.S. and other developed countries' economies and have recently extended our forecast for when the Federal Reserve will potentially begin raising short-term money market rates. As such our view currently is that interest rates should not increase materially during the second half of the year. However, with interest rates at such low absolute levels we believe it is prudent to manage fixed income portfolios with very conservative interest rate positions. Thus we currently are keeping the Fund's average maturity and duration profile positioned for somewhat higher interest rates down the road.

We also plan on maintaining a significant allocation to Texas securities and an underweight to securities of issuers from geographies exhibiting weaker fiscal positions.

PORTFOLIO STRATEGY

     - The Fund produced a total return of 3.32% (Institutional Class Shares) and 3.07% (A Class Shares), versus 3.93% for its benchmark index - the Barclays Capital 3 year Municipal Bond Index.

     - The Fund's annual interest income distribution yield was 2.00% over the past year.

     -    The following characteristics contributed to returns during the year:

          - A material decline in interest rates helped contribute for the Fund's positive total return;

          - The Fund's interest income also helped the Fund's returns, contributing over half of the return.

     - The following characteristics detracted from returns during the year relative to the benchmark:

          - Overweight to Texas securities as these securities underperformed most securities from other large geographic areas such as California, New York and New Jersey.

          - Underweight to lower credit quality securities for securities with maturities under five years detracted from performance of the Fund relative to the benchmark, as these securities outperformed.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE BARCLAYS CAPITAL 3 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED MARKET INDEX. TO BE INCLUDED, BONDS MUST HAVE MINIMUM CREDIT RATING OF BAA; OUTSTANDING PAR VALUE OF AT LEAST $5 MILLION AND BE ISSUED AS PART OF A TRANSACTION OF AT LEAST $50 MILLION, HAVE A DATED DATE AFTER DECEMBER 31, 1990 AND BE AT LEAST ONE YEAR FROM THEIR MATURITY DATE. INVESTORS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION MUNICIPAL
MANAGEMENT DISCUSSION AND FUND PERFORMANCE          BOND FUND
                                                    JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST LOW DURATION MUNICIPAL

              Frost Low Duration      Frost Low Duration    Merrill Lynch 1-5 Year
             Municipal Bond Fund,    Municipal Bond Fund,        US Municipal        Barclays Capital 3- Year
            Institutional Class(1)      Class A(2)(3)             Bond Index          Municipal Bond Index(4)
            ----------------------   --------------------   ----------------------   ------------------------
8/31/2004          $10,000                 $ 9,725                  $10,000                  $10,000
7/31/2005          $ 9,937                 $ 9,647                  $10,096                  $10,051
7/31/2006          $ 9,984                 $ 9,665                  $10,299                  $10,232
7/31/2007          $10,256                 $ 9,909                  $10,696                  $10,622
7/31/2008          $10,636                 $10,249                  $11,350                  $11,280
7/31/2009          $11,116                 $10,690                  $12,096                  $12,031
7/31/2010          $11,485                 $11,019                  $12,581                  $12,503

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

(2)  CLASS A SHARES COMMENCED OPERATIONS ON AUGUST 28, 2008.

(3)  REFLECTS 2.75% SALES CHARGE.

(4) THE FUND HAS CHANGED ITS PRIMARY BENCHMARK FROM THE MERRILL LYNCH 1-5 YEAR U.S. MUNICIPAL SECURITIES INDEX ("FORMER PRIMARY BENCHMARK") TO THE BARCLAYS CAPITAL THREE-YEAR MUNICIPAL BOND INDEX BECAUSE IT IS ANTICIPATED THAT THE FORMER BENCHMARK WILL CEASE TO BE AVAILABLE.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES AND CLASS A SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS AUGUST 31, 2004 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER. FOR THE PERIOD APRIL 25, 2008 TO AUGUST 28, 2008, THE PERFORMANCE FOR CLASS A SHARES WAS THAT OF INSTITUTIONAL CLASS SHARES LESS 12B-1 FEES APPLICABLE TO CLASS A SHARES.

        BOND CREDIT QUALITY
        AS OF JULY 31, 2010
----------------------------------
                   Percentage of
Credit Rating+   Total Investments
--------------   -----------------
AAA                     47%
AA                      27%
A                       21%
BBB                      4%
Not Rated                1%

+ THE CREDIT QUALITY BREAKDOWN DEPICTS THE CREDIT QUALITY RATINGS OF THE FUND'S PORTFOLIO SECURITIES THAT ARE RATED BY ONE OR MORE OF THE FOUR MAJOR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSRO"). THESE FOUR NRSRO'S CURRENTLY ARE STANDARD & POORS, MOODY'S, FITCH, AND DBRS. WHEN A SECURITY IS RATED BY MORE THAN ONE NRSRO, A COMPOSITE RATING IS UTILIZED. THE COMPOSITE IS CALCULATED BY TAKING THE AVERAGE OF THE EXISTING RATINGS, ROUNDED DOWN TO THE LOWER RATING IN CASE THE COMPOSITE IS BETWEEN TWO RATINGS. THESE CREDIT QUALITY RATINGS ARE SHOWN WITHOUT REGARD TO GRADATIONS WITHIN A GIVEN RATING CATEGORY.

THE ADVISORS' INNER CIRCLE FUND II                    FROST KEMPNER TREASURY AND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE            INCOME FUND
                                                      JULY 31, 2010

FUND OBJECTIVE:

The Frost Kempner Treasury and Income Fund's (the "Fund") investment objective is to provide a high level of current income and preservation of capital through investment in full faith and credit U.S. Government obligations.

MARKET COMMENTARY

The market is measured by Barclays Capital U.S. Treasury Bond Index, which returned 6.95% in the July '09 - July '10 period. The Fund returned 8.48% during the same 12 months.

     - During the year, the Federal Reserve (the "Fed") maintained a very low interest rate structure.

     - Somewhat to our surprise, the long-term rates came down even further during the 12 month period as the Fed kept its foot on the accelerator for stimulus purposes. Once again this led to increases in prices of both fixed-rate treasuries and somewhat more so, TIPS (Treasury Inflation-Protected Securities).

TIPS premiums, which were squeezed in 2008 and 2009, were permitted to come to higher levels, probably because of long-term concerns about inflation.

PORTFOLIO STRATEGY

We too, expect inflation to return long-term because we maintain a somewhat more optimistic view of the economy than many. We believe we are in a typical soft patch that has been characteristic of every recovery, with the exception of one, since 1974. Present discussions of deflation and the new normal will prove unfounded going forward.

We've taken the opportunity to further shift our portfolio from 28% straight Treasuries and 72% TIPS, which is where we were last year, to nearly 100% TIPS except for reserves. We believe this shift to a full portfolio of TIPS is one of the ways that people investing in short- and long-term full faith and credit Treasury bonds will be able to protect the value of their principal against inflation and have positive total return in the next three-to-five years.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE BARCLAYS CAPITAL U.S. TREASURY BOND INDEX IS COMPOSED OF ALL U.S. TREASURY PUBLICLY ISSUED OBLIGATIONS WITH A REMAINING MATURITY OF ONE YEAR OR MORE.

THE ADVISORS' INNER CIRCLE FUND II                    FROST KEMPNER TREASURY AND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE            INCOME FUND
                                                      JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST KEMPNER TREASURY AND INCOME FUND

                  Frost Kempner        Barclays Capital
             Treasury & Income Fund,    U.S. Treasury
              Institutional Class(1)      Bond Index
             -----------------------   ----------------
11/30/2006           $10,000                $10,000
 7/31/2007           $10,063                $10,184
 7/31/2008           $10,777                $11,100
 7/31/2009           $11,154                $11,817
 7/31/2010           $12,099                $12,638

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS NOVEMBER 30, 2006. ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER.

THE ADVISORS' INNER CIRCLE FUND II              FROST LKCM MULTI-CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE      JULY 31, 2010

FUND OBJECTIVE:

The Frost LKCM Multi-Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

MARKET COMMENTARY

The stock market rally off March 2009 lows quickly reversed directions in late April as concerns over the likely sustainability and magnitude of the economic expansion, worries related to the tax increase impact during 2011, and likely persistent unemployment problems weighed heavily on investors. As a result of the recent stock market decline, we believe overall valuations are very reasonable given the continued low level of inflation and interest rates.

We concede the period of upside earnings surprises, particularly in the Consumer Discretionary sector, is probably behind us and a market rotation toward the non-consumer cyclicals appears appropriate. The outperformance of value oriented securities versus those with more growth orientation continued during the first seven months of 2010, and those securities with higher yields tended to outperform lower yielding securities during the period. Similar to early 2010, the strength in the dollar influenced investor emphasis as companies with a higher percentage of domestic earnings (typically smaller companies) outperformed during the first seven months of 2010. The Fund continued to be relatively concentrated in the number of stocks owned with a large cap bias primarily due to their lower valuations.

We believe that a double dip recession is unlikely and that investors will again focus on the outstanding financial characteristics of corporate balance sheets and earnings power. Although we believe that growth in corporate profits will slow during the coming periods, we believe that corporate profits will grow approximately 5% for calendar 2011. Much of this anticipated growth is projected to come from the Financial sector, where loan demand will be an important consideration to achieving these earnings levels.

We believe the stock market will continue to rotate toward later cycle sectors with an emphasis on earnings gains and with a bias toward those companies where management teams have previously been challenged by their ability to raise prices. We also believe the level of mergers and acquisition activity will increase as the year progresses. We anticipate earnings gains of companies held by the Fund are likely to lead an increase in economic activity as inventories are rebuilt. We continue to believe that inflation is not likely to increase materially until capacity utilization, bank lending, and employment improve materially, and we do not expect this to occur until at least the second half of calendar 2011. As a result, we do not anticipate interest rates will rise in the near term in an amount sufficient to negatively impact the stock market.

PORTFOLIO STRATEGY

For the year ended July 31, 2010, the Fund underperformed its benchmark, the S&P 500 Index, advancing 10.04% versus a 13.84% advance for the S&P 500 Index. This followed two consecutive calendar years when the Fund outperformed its benchmark. For the past two years ended July 31 and since inception, the Fund has outperformed the S&P 500 Index on a cumulative and annualized basis.

During the year ended July 31, 2010, the Fund's performance benefited from stock selection in the Technology, Consumer Discretionary, and Energy sectors and was hurt by stock selection relative to the benchmark in the Healthcare and Financials sectors. Sector allocation decisions detracted from performance in the Industrials, Healthcare and Financials sectors and benefited performance in the Consumer Discretionary and Utility sectors.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX CONSISTING OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION, WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE.

THE ADVISORS' INNER CIRCLE FUND II              FROST LKCM MULTI-CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE      JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST LKCM MULTI-CAP EQUITY FUND

                  Frost LKCM
            Multi-Cap Equity Fund,
            Institutional Class(1)   S&P 500 Index
            ----------------------   -------------
7/31/2002           $10,000              $10,000
7/31/2003           $10,759              $11,064
7/31/2004           $11,577              $12,521
7/31/2005           $12,924              $14,281
7/31/2006           $13,063              $15,049
7/31/2007           $14,961              $17,477
7/31/2008           $13,532              $15,538
7/31/2009           $11,715              $12,436
7/31/2010           $12,891              $14,157

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* FOR PERIODS PRIOR TO APRIL 25, 2008 FOR THE INSTITUTIONAL CLASS SHARES, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PREDECESSOR FUND, A COMMON TRUST FUND MANAGED BY THE FROST NATIONAL BANK, ADJUSTED TO REFLECT FEES AND EXPENSES BORNE BY THE FUND. THE PREDECESSOR FUND COMMENCED OPERATIONS PRIOR TO THE PERIODS SHOWN. THE EARLIEST DATE FOR WHICH THE PREDECESSOR FUND'S PERFORMANCE CAN BE CALCULATED APPLYING THE RELEVANT PERFORMANCE STANDARDS IS JULY 31, 2002 ("PERFORMANCE START DATE"). THE PREDECESSOR FUND WAS NOT A REGISTERED MUTUAL FUND SO IT WAS NOT SUBJECT TO THE SAME INVESTMENT AND TAX RESTRICTIONS AS THE FUND. IF IT HAD BEEN, THE PREDECESSOR FUND'S PERFORMANCE MAY HAVE BEEN LOWER.

THE ADVISORS' INNER CIRCLE FUND II          FROST LKCM SMALL-MID CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE  JULY 31, 2010

FUND OBJECTIVE:

The Frost LKCM Small-Mid Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

MARKET COMMENTARY

We expect the economy to continue expanding, albeit at a slower pace going forward. To us, this has been a typical economic recovery. We believe the next stage is for the corporate profit growth to lead to capital spending and employment growth in the second half of 2010 as cash flows have exceeded capital spending. We also expect companies to use their excess cash to increase their dividends, buy back stock and to make strategic acquisitions. The heightened uncertainty about the economy appears to be overly discounted by the stock market. Negative market sentiment, the recent correction, and the continuation of the economic recovery should result in a more rewarding market environment.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses should continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

PORTFOLIO STRATEGY

The Fund outperformed its benchmark, the Russell 2500 Index, during the year ended July 31, 2010, returning 31.84% versus the 21.77% return for the index.

The Fund benefited from solid stock selection during the period. Investments in the Technology, Materials and Energy sectors (especially our onshore oil investments) were highly additive to the Fund's performance, while our Healthcare stocks detracted from the Fund's overall performance relative to the benchmark. The Fund also benefited from the acquisition of two of the Fund's portfolio companies. Sector allocation decisions were slightly positive to the Fund's performance. Overall, it was a solid year for the Fund and our high quality investment strategy, and we believe the Fund should be well positioned going forward.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE RUSSELL 2500 INDEX IS A BROAD-BASED SECURITIES INDEX FEATURING 2,500 STOCKS THAT COVER THE SMALL-CAP AND MID-CAP MARKET CAPITALIZATIONS.

THE ADVISORS' INNER CIRCLE FUND II          FROST LKCM SMALL-MID CAP EQUITY FUND
MANAGEMENT DISCUSSION AND FUND PERFORMANCE  JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

FROST LKCM SMALL-MID CAP EQUITY FUND

                  Frost LKCM
                Small-Mid Cap
                 Equity Fund,
            Institutional Class(1)   Russell 2500 Index
            ----------------------   ------------------
4/25/2008           $10,000               $10,000
7/31/2008           $ 9,570               $ 9,614
7/31/2009           $ 7,130               $ 7,628
7/31/2010           $ 9,400               $ 9,288

(1)  INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON APRIL 25, 2008.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

THE ADVISORS' INNER CIRCLE FUND II                 FROST CORE GROWTH EQUITY FUND
                                                   JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Information Technology   31.3%
Consumer Staples         12.9%
Industrials              12.7%
Consumer Discretionary   10.2%
Health Care               9.8%
Energy                    7.8%
Cash Equivalent           6.8%
Financials                4.8%
Materials                 3.7%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK++ -- 93.7%
CONSUMER DISCRETIONARY -- 10.2%
   Amazon.com*                                             31,181   $  3,675,928
   BorgWarner*(A)                                          67,490      2,960,111
   Carnival                                                68,574      2,378,146
   DIRECTV, Cl A*                                          66,780      2,481,545
   Lowe's                                                 109,765      2,276,526
   O'Reilly Automotive*(A)                                 75,525      3,721,872
   priceline.com*(A)                                        5,345      1,199,418
   Starbucks(A)                                           148,095      3,680,161
   Urban Outfitters*(A)                                    77,260      2,484,682
                                                                    ------------
                                                                      24,858,389
                                                                    ------------
CONSUMER STAPLES -- 12.9%
   Coca-Cola                                               97,729      5,385,845
   Costco Wholesale(A)                                     90,282      5,119,892
   Green Mountain Coffee Roasters*(A)                      87,225      2,685,658
   PepsiCo                                                 98,624      6,401,684
   Philip Morris International                            104,917      5,354,964
   Wal-Mart Stores                                        125,021      6,399,825
                                                                    ------------
                                                                      31,347,868
                                                                    ------------
ENERGY -- 7.8%
   Anadarko Petroleum                                      56,165      2,761,071
   Exxon Mobil                                             79,415      4,739,487
   Petroleo Brasileiro ADR                                106,659      3,882,388
   Schlumberger(A)                                         81,475      4,860,799
   Suncor Energy(A)                                        82,840      2,729,578
                                                                    ------------
                                                                      18,973,323
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
FINANCIALS -- 4.9%
   Goldman Sachs Group                                     27,175   $  4,098,533
   Invesco(A)                                             125,189      2,446,193
   JPMorgan Chase                                          66,878      2,693,846
   MetLife                                                 61,069      2,568,562
                                                                    ------------
                                                                      11,807,134
                                                                    ------------
HEALTH CARE -- 9.9%
   Allergan                                                63,618      3,884,515
   Celgene*                                                65,797      3,628,705
   CR Bard                                                 32,920      2,585,208
   Gilead Sciences*                                        69,423      2,313,174
   Medco Health Solutions*                                 43,065      2,067,120
   Merck                                                   77,945      2,685,985
   NuVasive*(A)                                            95,950      3,144,281
   St. Jude Medical*                                       99,699      3,665,932
                                                                    ------------
                                                                      23,974,920
                                                                    ------------
INDUSTRIALS -- 12.7%
   Cummins                                                 55,026      4,380,620
   Deere                                                   88,860      5,925,185
   Emerson Electric                                       105,000      5,201,700
   Illinois Tool Works                                    113,015      4,916,152
   Rockwell Automation(A)                                  69,380      3,756,927
   Southwest Airlines(A)                                  203,008      2,446,246
   Union Pacific                                           57,365      4,283,445
                                                                    ------------
                                                                      30,910,275
                                                                    ------------
INFORMATION TECHNOLOGY -- 31.5%
   Apple*                                                  50,162     12,904,175
   Cisco Systems*                                         368,755      8,507,178
   Cognizant Technology Solutions, Cl A*                   89,986      4,909,636
   EMC*                                                   262,255      5,190,026
   Google, Cl A*                                           12,930      6,269,110
   Hewlett-Packard                                        149,413      6,878,975
   Intel                                                  244,456      5,035,794
   International Business Machines                         29,720      3,816,048
   Mastercard, Cl A(A)                                     11,643      2,445,496
   Microsoft                                              338,959      8,748,532
   Oracle                                                 171,675      4,058,397
   QUALCOMM                                                69,955      2,663,886
   Visa, Cl A(A)                                           66,875      4,905,281
                                                                    ------------
                                                                      76,332,534
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                 FROST CORE GROWTH EQUITY FUND
                                                   JULY 31, 2010

                                                      Shares/Face
Description                                             Amount          Value
-----------                                          ------------   ------------
MATERIALS -- 3.8%
   BHP Billiton ADR(A)                                     33,420   $  2,413,927
   Mosaic                                                  82,176      3,915,686
   Praxair(A)                                              32,104      2,787,269
                                                                    ------------
                                                                       9,116,882
                                                                    ------------
   Total Common Stock
      (Cost $198,619,176)                                            227,321,325
                                                                    ------------
CASH EQUIVALENTS** -- 19.4%
   AIM STIT-Government &
      Agency Portfolio, 0.020%                         16,516,484     16,516,484
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                        7,311,952      7,311,952
   Federated Prime Obligation
      Fund, 0.249% (B)                                  2,443,349      2,443,349
   Fidelity Institutional Prime
      Money Market Fund, 0.211% (B)                     7,140,755      7,140,755
   Invesco AIM Liquid Asset
      Money Fund, 0.257% (B)                            5,950,629      5,950,629
   Merrill Lynch Select
      Institutional Fund, 0.270% (B)                    7,488,857      7,488,857
                                                                    ------------
   Total Cash Equivalent
      (Cost $46,852,026)                                              46,852,026
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 5.3%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to
      be repurchased on 08/02/10,
      repurchase price $2,975,364
      (collateralized by a Fannie Mae
      security, par value $3,036,209,
      0.000%, 10/25/10; with total
      market value $3,034,995)                       $  2,975,314      2,975,314
   HSBC Securities
      0.360%,dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $9,918,029
      (collateralized by European
      Investment, Nordic Investment &
      CIE Financement securities,
      ranging in par value
      $404,643-$9,178,845,
      1.875%-2.500%,
      7/23/12-7/15/15;
      with total market
      value $10,413,945)                                9,917,715      9,917,715
                                                                    ------------
   Total Repurchase Agreements
      (Cost $12,893,029)                                              12,893,029
                                                                    ------------
   Total Investments -- 118.4%
      (Cost $258,364,231)                                           $287,066,380
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $242,539,058.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

++ NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $42,175,276.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $43,228,571.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II              FROST DIVIDEND VALUE EQUITY FUND
                                                JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Financials                   25.0%
Energy                       13.2%
Industrials                  10.6%
Health Care                  10.0%
Consumer Staples              9.7%
Information Technology        7.6%
Utilities                     6.8%
Telecommunication Services    6.5%
Consumer Discretionary        6.2%
Materials                     4.1%
Cash Equivalent               0.3%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK++ -- 100.0%
CONSUMER DISCRETIONARY -- 6.2%
   Gentex(A)                                              125,385   $  2,416,169
   Home Depot                                             108,100      3,081,931
   McDonald's                                              75,085      5,235,677
   Yum! Brands                                             96,270      3,975,951
                                                                    ------------
                                                                      14,709,728
                                                                    ------------
CONSUMER STAPLES -- 9.8%
   Avon Products                                          121,502      3,782,357
   Coca-Cola                                               98,753      5,442,278
   ConAgra Foods                                          268,197      6,297,265
   Kellogg                                                 84,560      4,232,228
   Philip Morris International                             69,643      3,554,579
                                                                    ------------
                                                                      23,308,707
                                                                    ------------
ENERGY -- 13.2%
   Chevron                                                108,730      8,286,313
   Encana                                                  77,363      2,361,892
   Exxon Mobil                                            160,823      9,597,936
   Petroleo Brasileiro ADR                                 36,098      1,313,967
   Schlumberger(A)                                         57,557      3,433,851
   Seadrill(A)                                            167,485      3,920,824
   Tenaris ADR                                             64,534      2,584,587
                                                                    ------------
                                                                      31,499,370
                                                                    ------------
FINANCIALS -- 25.1%
   Allstate                                               117,260      3,311,422
   American Express                                        55,455      2,475,511
   Ameriprise Financial                                   165,335      7,008,551
   Bank of Hawaii(A)                                      148,302      7,386,923
   Bank of Nova Scotia(A)                                  71,111      3,564,794

Description                                             Shares          Value
-----------                                          ------------   ------------
   BB&T(A)                                                191,245   $  4,748,613
   HSBC Holdings ADR(A)                                   119,429      6,100,433
   Hudson City Bancorp(A)                                 291,434      3,619,610
   JPMorgan Chase                                         167,922      6,763,898
   Northern Trust                                          44,613      2,096,365
   NYSE Euronext(A)                                       241,350      6,991,910
   Principal Financial Group(A)                            85,757      2,196,237
   Wells Fargo                                            129,064      3,578,945
                                                                    ------------
                                                                      59,843,212
                                                                    ------------
HEALTH CARE -- 10.0%
   Becton Dickinson                                        33,350      2,294,480
   Johnson & Johnson                                       81,071      4,709,414
   Medtronic                                              152,521      5,638,701
   Merck                                                  188,464      6,494,470
   Novartis ADR(A)                                         97,100      4,732,654
                                                                    ------------
                                                                      23,869,719
                                                                    ------------
INDUSTRIALS -- 10.6%
   Emerson Electric                                        63,690      3,155,203
   General Electric                                       551,880      8,896,306
   Honeywell International                                112,940      4,840,608
   Norfolk Southern                                        64,630      3,636,730
   United Technologies                                     67,958      4,831,814
                                                                    ------------
                                                                      25,360,661
                                                                    ------------
INFORMATION TECHNOLOGY -- 7.6%
   Automatic Data Processing(A)                            84,490      3,486,902
   Corning                                                123,945      2,245,883
   Intel                                                  107,810      2,220,886
   Maxim Integrated Products(A)                           244,145      4,279,862
   Microsoft                                              181,432      4,682,760
   SAP ADR(A)                                              27,131      1,244,499
                                                                    ------------
                                                                      18,160,792
                                                                    ------------
MATERIALS -- 4.1%
   Air Products & Chemicals(A)                            100,747      7,312,217
   BHP Billiton ADR(A)                                      9,271        669,644
   Dow Chemical(A)                                         40,580      1,109,052
   Vale ADR, Cl B(A)                                       22,660        629,948
                                                                    ------------
                                                                       9,720,861
                                                                    ------------
TELECOMMUNICATION SERVICES -- 6.6%
   AT&T                                                   231,260      5,998,885
   BCE(A)                                                 120,020      3,673,812
   Rogers Communications, Cl B                            132,875      4,613,420
   Vodafone Group ADR(A)                                   58,423      1,371,772
                                                                    ------------
                                                                      15,657,889
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II              FROST DIVIDEND VALUE EQUITY FUND
                                                JULY 31, 2010

                                                      Shares/Face
Description                                             Amount          Value
-----------                                          ------------   ------------
UTILITIES -- 6.8%
   Alliant Energy                                         108,290   $  3,742,502
   Aqua America(A)                                        246,735      4,808,865
   Exelon                                                  85,955      3,595,498
   NextEra Energy(A)                                       77,745      4,066,064
                                                                    ------------
                                                                      16,212,929
                                                                    ------------
   Total Common Stock
      (Cost $227,431,384)                                            238,343,868
                                                                    ------------
CASH EQUIVALENTS* -- 15.8%
   AIM STIT-Government &
      Agency Portfolio, 0.020%                            628,500        628,500
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                        8,897,249      8,897,249
   Federated Prime Obligation
      Fund, 0.249% (B)                                  2,973,089      2,973,089
   Fidelity Institutional Prime Money
      Market Fund, 0.211% (B)                           8,688,934      8,688,934
   Invesco AIM Liquid Asset
      Money Fund, 0.257% (B)                            7,240,778      7,240,778
   Merrill Lynch Select
      Institutional Fund, 0.270% (B)                    9,112,507      9,112,507
                                                                    ------------
   Total Cash Equivalent
      (Cost $37,541,057)                                              37,541,057
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 6.6%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $3,620,450
      (collateralized by a Fannie Mae
      security, par value $3,694,486,
      0.000%, 10/25/10; with total
      market value $3,693,009)                       $  3,620,389      3,620,389
   HSBC Securities
      0.360%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $12,068,346
      (collateralized by European
      Investment, Nordic Investment &
      CIE Financement securities,
      ranging in par value
      $492,373-$11,168,901,
      1.875%-2.500%,
      7/23/12-7/15/15; with total
      market value $12,671,781)                        12,067,964     12,067,964
                                                                    ------------
   Total Repurchase Agreements
      (Cost $15,688,353)                                              15,688,353
                                                                    ------------
   Total Investments -- 122.4%
      (Cost $280,660,794)                                           $291,573,278
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $238,287,469.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

++ NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $51,315,082.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $52,600,910.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                 FROST STRATEGIC BALANCED FUND
                                                   JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Exchange Traded Funds  61.4%
Open-End Funds         33.0%
Cash Equivalent         3.4%
Materials               1.1%
Closed-End Fund         1.1%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
REGISTERED INVESTMENT COMPANIES -- 95.5%
EXCHANGE TRADED FUND -- 61.4%
   iShares Barclays 7-10 Year Treasury Bond Fund            2,432   $    234,226
   iShares Barclays Aggregate Bond Fund                     7,695        830,598
   iShares Barclays Intermediate Credit Bond Fund           1,974        211,040
   iShares FTSE/Xinhua China 25 Index Fund                  5,799        239,499
   iShares iBoxx Investment Grade Corporate Bond
      Fund(A)                                               6,523        719,487
   iShares Lehman Treasury Inflation-Protected
      Securities Fund                                       3,779        401,972
   iShares MSCI EAFE Index Fund(A)                         21,542      1,118,461
   iShares MSCI Emerging Markets Index Fund(A)              5,498        227,617
   iShares MSCI Germany Index Fund                         22,940        475,775
   iShares S&P MidCap 400 Index Fund(A)                     4,602        349,338
   SPDR International Small Cap                            15,525        399,613
   SPDR S&P 500 Trust(A)                                   29,707      3,275,791
   SPDR S&P China(A)                                        3,332        238,821
   Utilities Select Sector SPDR(A)                          7,491        227,502
   Vanguard Emerging Markets                               11,563        484,143
   Vanguard Large Cap Fund(A)                              61,820      3,103,982
   Vanguard Mega Cap 300 Fund(A)                           16,569        625,480
   Vanguard Mid Cap Fund                                    9,525        597,313
   Vanguard Small Cap Fund                                  5,792        351,401
   Vanguard Small Cap Value Fund                            7,979        462,144
                                                                    ------------
                                                                      14,574,203
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
OPEN-END FUNDS -- 33.0%
   Cohen & Steers Institutional Reality Shares             34,386   $  1,183,208
   Frost Low Duration Bond Fund, Institutional
      Shares**                                             29,325        312,896
   Ivy High Income Fund                                    54,414        452,177
   Mainstay Convertible Fund                               31,824        447,769
   PIMCO Total Return Fund                                374,645      4,270,949
   Templeton Global Bond Fund                              88,319      1,169,339
                                                                    ------------
                                                                       7,836,338
                                                                    ------------
 CLOSED-END FUND -- 1.1%
   Macquarie Global Infrastructure Total Return
      Fund(A)                                              17,104        262,546
                                                                    ------------
   Total Registered Investment Companies
      (Cost $23,919,750)                                              22,673,087
                                                                    ------------
 COMMON STOCK -- 1.2%
 MATERIALS -- 1.2%
   BHP Billiton ADR(A)                                      1,943        140,343
   Vale ADR, Cl B(A)                                        4,697        130,577
                                                                    ------------
   Total Common Stock
      (Cost $256,119)                                                    270,920
                                                                    ------------
 CASH EQUIVALENTS* -- 28.2%
   AIM STIT-Government & Agency Portfolio, 0.020%         814,444        814,444
   Dreyfus Institutional Cash Advantage Fund,
      0.273% (B)                                        1,421,420      1,421,420
   Federated Prime Obligation Fund, 0.249% (B)            474,979        474,979
   Fidelity Institutional Prime Money Market Fund,
      0.211% (B)                                        1,388,140      1,388,140
   Invesco AIM Liquid Asset Money Fund, 0.257% (B)      1,156,783      1,156,783
   Merrill Lynch Select Institutional Fund,
      0.270% (B)                                        1,455,810      1,455,810
                                                                    ------------
   Total Cash Equivalents
      (Cost $6,711,576)                                                6,711,576
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                 FROST STRATEGIC BALANCED FUND
                                                   JULY 31, 2010

                                                         Face
Description                                             Amount          Value
-----------                                          ------------   ------------
REPURCHASE AGREEMENTS (B) -- 10.5%
   Deutsche Bank Securities 0.200%, dated
      07/30/10, to be repurchased on 08/02/10,
      repurchase price $578,402 (collateralized by
      a Fannie Mae security, par value $590,229,
      0.000%, 10/25/10; with total market value
      $589,993)                                      $    578,392   $    578,392
   HSBC Securities
      0.360%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $1,928,033
      (collateralized by European Investment,
      Nordic Investment & CIE Financement
      securities, ranging in par value
      $78,661-$1,784,338, 1.875%-2.500%,
      7/23/12-7/15/15; with total market value
      $2,024,438)                                       1,927,972      1,927,972
                                                                    ------------
   Total Repurchase Agreements
      (Cost $2,506,364)                                                2,506,364
                                                                    ------------
   Total Investments -- 135.4%
      (Cost $33,393,809)                                            $ 32,161,947
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $23,751,349.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

**   AFFILIATED INVESTMENT

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $8,229,397.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $8,403,496.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
EAFE -- EUROPE, AUSTRALASIA, AND FAR EAST
FTSE -- FINANCIAL TIMES AND THE LONDON STOCK EXCHANGE
MSCI -- MORGAN STANLEY CAPITAL INTERNATIONAL
S&P -- STANDARD & POOR'S
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPTS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                       FROST KEMPNER MULTI-CAP
                                                         DEEP VALUE EQUITY FUND
                                                         JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Financials                   21.4%
Information Technology       13.2%
Telecommunication Services   13.1%
Industrials                  11.4%
Consumer Discretionary        8.9%
Health Care                   7.5%
Cash Equivalent               6.9%
Consumer Staples              6.3%
Energy                        5.2%
Materials                     4.4%
Utilities                     1.7%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK -- 93.2%
CONSUMER DISCRETIONARY -- 8.9%
   American Eagle Outfitters                               33,000   $    406,230
   Gannett(A)                                             235,500      3,103,890
   Home Depot                                             100,700      2,870,957
   JC Penney(A)                                            27,500        677,325
   Nintendo ADR                                           143,700      5,060,324
   Staples                                                 76,000      1,545,080
                                                                    ------------
                                                                      13,663,806
                                                                    ------------
CONSUMER STAPLES -- 6.4%
   Archer-Daniels-Midland(A)                              212,300      5,808,528
   Wal-Mart Stores                                         75,900      3,885,321
                                                                    ------------
                                                                       9,693,849
                                                                    ------------
ENERGY -- 5.2%
   BP ADR(A)                                              104,400      4,016,268
   ConocoPhillips                                          57,600      3,180,672
   Valero Energy                                           46,200        784,938
                                                                    ------------
                                                                       7,981,878
                                                                    ------------
FINANCIALS -- 21.4%
   Allstate                                               126,200      3,563,888
   Annaly Capital Management++ (A)                        248,300      4,320,420
   Bank of America                                        193,830      2,721,373
   Barclays ADR(A)                                        163,800      3,418,506
   Fidelity National Financial, Cl A                      218,300      3,224,291
   Genworth Financial, Cl A*                               66,800        907,144
   Lincoln National                                        35,567        926,165
   Marsh & McLennan                                       303,700      7,143,024
   RenaissanceRe Holdings(A)                               65,800      3,765,076
   XL Group, Cl A                                         151,250      2,681,662
                                                                    ------------
                                                                      32,671,549
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
HEALTH CARE -- 7.5%
   Becton Dickinson                                        27,500   $  1,892,000
   Eli Lilly(A)                                            61,200      2,178,720
   Johnson & Johnson                                       34,400      1,998,296
   Medtronic                                               30,100      1,112,797
   Novartis ADR(A)                                         42,200      2,056,828
   Teva Pharmaceutical Industries ADR                      46,600      2,276,410
                                                                    ------------
                                                                      11,515,051
                                                                    ------------
INDUSTRIALS -- 11.4%
   Boeing                                                  84,800      5,778,272
   Carlisle                                                51,100      1,721,048
   Caterpillar(A)                                           7,700        537,075
   Dover                                                  105,400      5,056,038
   Granite Construction(A)                                 18,100        420,825
   Ingersoll-Rand(A)                                      105,300      3,944,538
                                                                    ------------
                                                                      17,457,796
                                                                    ------------
INFORMATION TECHNOLOGY -- 13.2%
   Applied Materials                                      181,100      2,136,980
   Black Box                                               99,456      3,027,441
   Canon ADR(A)                                            13,400        580,488
   International Business Machines                         53,200      6,830,880
   Nokia ADR(A)                                           250,800      2,385,108
   Technitrol(A)                                          377,200      1,505,028
   Western Union(A)                                       224,000      3,635,520
                                                                    ------------
                                                                      20,101,445
                                                                    ------------
MATERIALS -- 4.4%
   Alcoa(A)                                               117,200      1,309,124
   Dow Chemical(A)                                        126,300      3,451,779
   PPG Industries                                          28,100      1,952,107
                                                                    ------------
                                                                       6,713,010
                                                                    ------------
TELECOMMUNICATION SERVICES -- 13.1%
   AT&T                                                   306,092      7,940,026
   Nippon Telegraph & Telephone ADR(A)                    328,100      6,840,885
   Verizon Communications                                 178,700      5,193,022
                                                                    ------------
                                                                      19,973,933
                                                                    ------------
UTILITIES -- 1.7%
   Southern Union                                         115,300      2,602,321
                                                                    ------------
   Total Common Stock
     (Cost $174,912,417)                                             142,374,638
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                       FROST KEMPNER MULTI-CAP
                                                         DEEP VALUE EQUITY FUND
                                                         JULY 31, 2010

                                                      Shares/Face
Description                                              Amount         Value
-----------                                          ------------   ------------
CASH EQUIVALENTS** -- 20.0%
   BlackRock Liquidity Funds Treasury Trust Fund
      Portfolio, 0.020%                                10,580,816   $ 10,580,816
   Dreyfus Institutional Cash Advantage Fund,
      0.273% (B)                                        4,798,343      4,798,343
   Federated Prime Obligation Fund, 0.249% (B)          1,603,406      1,603,406
   Fidelity Institutional Prime Money Market Fund,
      0.211% (B)                                        4,685,998      4,685,998
   Invesco AIM Liquid Asset Money Fund, 0.257% (B)      3,904,998      3,904,998
   Merrill Lynch Select Institutional Fund,
      0.270% (B)                                        4,914,434      4,914,434
                                                                    ------------
   Total Cash Equivalents
      (Cost $30,487,995)                                              30,487,995
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 5.5%
   Deutsche Bank Securities 0.200%, dated
      07/30/10, to be repurchased on 08/02/10,
      repurchase price $1,952,532 (collateralized
      by a Fannie Mae security, par value
      $1,992,460, 0.000%, 10/25/10; with total
      market value $1,991,663)                       $  1,952,499      1,952,499
   HSBC Securities
      0.360%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $6,508,536
      (collateralized by European Investment,
      Nordic Investment & CIE Financement
      securities, ranging in par value
      $265,540-$6,023,460, 1.875%-2.500%,
      7/23/12-7/15/15; with total market value
      $6,833,973)                                       6,508,330      6,508,330
                                                                    ------------
   Total Repurchase Agreements
      (Cost $8,460,829)                                                8,460,829
                                                                    ------------
   Total Investments -- 118.7%
      (Cost $213,861,241)                                           $181,323,462
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $152,728,223.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

++   REAL ESTATE INVESTMENT TRUST

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $27,649,813.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $28,368,008.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
                                                     JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Information Technology             19.4%
Industrials                        18.6%
Financials                         15.2%
Health Care                        14.2%
Consumer Discretionary             11.6%
Energy                              8.4%
Materials                           4.8%
Cash Equivalent                     3.7%
Consumer Staples                    3.3%
Telecommunication Services          0.6%
Registered Investment Companies     0.2%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK -- 97.0%
CONSUMER DISCRETIONARY -- 11.7%
   Carter's*                                               69,500   $  1,684,680
   Chico's FAS(A)                                         171,259      1,604,697
   hhgregg*                                                79,956      1,622,307
   Jack in the Box*                                        82,500      1,701,975
   Lions Gate Entertainment* (A)                          219,807      1,450,726
   Morton's Restaurant Group*                             224,595      1,098,270
   Orient-Express Hotels, Cl A*                            77,578        706,735
   Pool                                                    60,686      1,342,981
   Saks* (A)                                              174,513      1,432,752
   Skechers U.S.A., Cl A*                                  47,267      1,753,133
   Talbots*                                               155,000      1,780,950
   Weight Watchers International                           56,598      1,550,219
   Wet Seal, Cl A*                                        434,323      1,468,012
                                                                    ------------
                                                                      19,197,437
                                                                    ------------
CONSUMER STAPLES -- 3.3%
   BJ's Wholesale Club*                                    36,000      1,639,800
   Diamond Foods(A)                                        25,264      1,125,259
   Fresh Del Monte Produce*                                80,500      1,677,620
   GLG Life Tech*                                         141,616      1,083,363
                                                                    ------------
                                                                       5,526,042
                                                                    ------------
ENERGY -- 8.5%
   Alpha Natural Resources*                                43,369      1,662,334
   Basic Energy Services*                                 120,547      1,129,525
   Bill Barrett*                                           49,000      1,733,620
   Carrizo Oil & Gas* (A)                                  71,568      1,403,448
   Forest Oil* (A)                                         57,700      1,649,643
   Lufkin Industries                                       42,000      1,726,620
   Oil States International*                               37,700      1,731,938
   Superior Energy Services*                               77,400      1,763,946
   Union Drilling* (A)                                    199,960      1,185,763
                                                                    ------------
                                                                      13,986,837
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
FINANCIALS -- 15.4%
   Alterra Capital Holdings                                82,600   $  1,598,310
   American Equity Investment Life Holding                157,700      1,703,160
   Artio Global Investors, Cl A                           100,900      1,621,463
   Aspen Insurance Holdings                                60,600      1,657,410
   Calamos Asset Management, Cl A                         210,042      2,184,437
   Cathay General Bancorp                                 146,300      1,720,488
   Greenhill(A)                                            23,680      1,611,424
   Hanover Insurance Group(A)                              36,200      1,586,646
   National Financial Partners* (A)                       148,554      1,593,984
   optionsXpress Holdings*                                 99,870      1,557,972
   Penson Worldwide* (A)                                  274,671      1,477,730
   Popular*                                               563,023      1,615,876
   Reinsurance Group of America, Cl A                      34,600      1,660,108
   Washington Banking(A)                                  117,366      1,691,244
   WSFS Financial                                          54,350      2,065,300
                                                                    ------------
                                                                      25,345,552
                                                                    ------------
HEALTH CARE -- 14.3%
   Alere*                                                  59,600      1,676,548
   AMERIGROUP*                                             48,000      1,716,480
   Arthrocare*                                             46,398      1,242,538
   Cepheid*                                                78,454      1,298,414
   Emdeon, Cl A*                                          123,400      1,542,500
   Genoptix* (A)                                           88,286      1,525,582
   Health Net*                                             63,400      1,493,070
   King Pharmaceuticals* (A)                              196,200      1,718,712
   Medicis Pharmaceutical, Cl A                            67,100      1,700,985
   Myriad Genetics*                                        94,601      1,372,661
   Natus Medical*                                          80,354      1,179,597
   NuVasive* (A)                                           43,169      1,414,648
   Par Pharmaceutical*                                     43,621      1,151,594
   Salix Pharmaceuticals* (A)                              31,743      1,346,221
   Universal Health Services, Cl B                         47,000      1,690,590
   Viropharma*                                            119,388      1,572,340
                                                                    ------------
                                                                      23,642,480
                                                                    ------------
INDUSTRIALS -- 18.7%
   Allegiant Travel, Cl A(A)                               37,100      1,646,869
   Alliant Techsystems* (A)                                24,800      1,665,568
   Ameron International                                    23,819      1,463,439
   Carlisle                                                23,459        790,099
   Chicago Bridge & Iron*                                  86,500      1,947,115
   Crane                                                   53,000      1,883,620
   Diana Shipping*                                        128,000      1,692,160
   Duoyuan Global Water ADR* (A)                          139,108      2,808,590
   Franklin Electric                                       55,200      1,697,400
   FTI Consulting*                                         53,631      1,895,856

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
                                                     JULY 31, 2010

Description                                             Shares          Value
-----------                                          ------------   ------------
   GrafTech International*                                 78,932   $  1,237,654
   Herman Miller                                           91,700      1,577,240
   Kennametal                                              62,300      1,706,397
   Kirby*                                                  40,800      1,568,352
   Mueller Water Products, Cl A                           216,311        821,982
   Robbins & Myers                                         72,600      1,722,072
   Titan Machinery* (A)                                    85,093      1,214,277
   Triumph Group                                           23,800      1,806,420
   Wabtec                                                  38,800      1,730,868
                                                                    ------------
                                                                      30,875,978
                                                                    ------------
INFORMATION TECHNOLOGY -- 19.6%
   3PAR* (A)                                              140,644      1,420,504
   Advanced Energy Industries*                             73,734      1,298,456
   Atheros Communications*                                 52,370      1,384,663
   Broadridge Financial Solutions                          78,400      1,591,520
   Brocade Communications Systems* (A)                    220,870      1,093,307
   Cymer*                                                  50,900      1,693,952
   Diebold                                                 57,100      1,634,202
   Electro Scientific Industries*                          78,500        901,180
   Integrated Device Technology*                          598,495      3,477,256
   Microchip Technology(A)                                 38,362      1,168,123
   Microsemi*                                             105,000      1,675,800
   NCR*                                                   124,100      1,700,170
   Progress Software*                                      48,056      1,436,874
   Quest Software*                                         85,300      1,719,648
   Super Micro Computer*                                   94,493      1,364,479
   Synopsys* (A)                                           74,600      1,629,264
   Teradyne*                                              159,300      1,714,068
   TriQuint Semiconductor*                                250,000      1,732,500
   Ultratech*                                              70,928      1,281,669
   Varian Semiconductor Equipment Associates*              57,000      1,610,820
   Wave Systems, Cl A* (A)                                224,704        728,041
                                                                    ------------
                                                                      32,256,496
                                                                    ------------
MATERIALS -- 4.9%
   American Vanguard                                      136,316      1,165,502
   Coeur d'Alene Mines* (A)                               126,304      1,923,610
   Intrepid Potash* (A)                                    76,053      1,840,482
   Silgan Holdings                                         55,600      1,580,152
   Temple-Inland                                           76,400      1,532,584
                                                                    ------------
                                                                       8,042,330
                                                                    ------------
TELECOMMUNICATION SERVICES -- 0.6%
   Premiere Global Services*                              148,325        928,513
                                                                    ------------
   Total Common Stock
      (Cost $160,199,313)                                            159,801,665
                                                                    ------------

                                                      Shares/Face
Description                                             Amount          Value
-----------                                          ------------   ------------
REGISTERED INVESTMENT COMPANIES -- 0.2%
EXCHANGE TRADED FUND -- 0.2%
   iShares Russell 2000 Index Fund                          4,958   $    322,568
                                                                    ------------
   Total Registered Investment Companies
      (Cost $311,971)                                                    322,568
                                                                    ------------
CASH EQUIVALENTS** -- 14.1%
   AAIM STIT-Government & Agency Portfolio, 0.020%      6,096,297      6,096,297
   Dreyfus Institutional Cash Advantage Fund,
      0.273% (B)                                        4,116,062      4,116,062
   Federated Prime Obligation Fund, 0.249% (B)          1,375,416      1,375,416
   Fidelity Institutional Prime Money Market Fund,
      0.211% (B)                                        4,019,691      4,019,691
   Invesco AIM Liquid Asset Money Market Fund,
      0.257% (B)                                        3,349,743      3,349,743
   Merrill Lynch Select Institutional Fund,
      0.270% (B)                                        4,215,647      4,215,647
                                                                    ------------
   Total Cash Equivalents
      (Cost $23,172,856)                                              23,172,856
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 4.4%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $1,674,899
      (collateralized by a Fannie Mae security,
      par value $1,709,150, 0.000%, 10/25/10; with
      total market value $1,708,467)                 $  1,674,871      1,674,871
   HSBC Securities
      0.360%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $5,583,082
      (collateralized by European Investment,
      Nordic Investment & CIE Financement
      securities, ranging in par value
      $227,783-$5,166,978, 1.875%-2.500%,
      7/23/12-7/15/15; with total market value
      $5,862,244)                                       5,582,905      5,582,905
                                                                    ------------
   Total Repurchase Agreements
      (Cost $7,257,776)                                                7,257,776
                                                                    ------------
   Total Investments -- 115.7%
      (Cost $190,941,916)                                           $190,554,865
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                   FROST SMALL CAP EQUITY FUND
                                                     JULY 31, 2010


PERCENTAGES ARE BASED ON NET ASSETS OF $164,699,438.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $22,459,411.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $24,334,335.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II               FROST INTERNATIONAL EQUITY FUND
                                                 JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Financials                    21.3%
Consumer Discretionary        17.5%
Health Care                   13.1%
Consumer Staples              12.8%
Information Technology         7.8%
Energy                         7.5%
Industrials                    6.9%
Materials                      6.7%
Telecommunication Services     4.0%
Cash Equivalent                2.4%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK -- 96.8%
AUSTRALIA -- 2.1%
   BHP Billiton                                           149,928   $  5,440,044
                                                                    ------------
BRAZIL -- 4.8%
   BM&F BOVESPA                                           479,210      3,539,619
   Empresa Brasileira de Aeronautica ADR(A)                80,300      2,117,511
   Natura Cosmeticos                                      148,800      3,889,091
   Petroleo Brasileiro ADR                                 73,605      2,679,222
                                                                    ------------
                                                                      12,225,443
                                                                    ------------
CANADA -- 4.5%
   Canadian National Railway                               77,700      4,887,520
   Canadian Natural Resources                             100,480      3,459,772
   Potash Corp. of Saskatchewan                            31,389      3,291,765
                                                                    ------------
                                                                      11,639,057
                                                                    ------------
CHINA -- 5.9%
   China Life Insurance, Cl H                             587,000      2,607,344
   China Merchants Bank, Cl H                           1,968,949      5,260,096
   Industrial & Commercial Bank of China                6,807,800      5,197,597
   Sinopharm Group, Cl H                                  581,600      2,175,262
                                                                    ------------
                                                                      15,240,299
                                                                    ------------
DENMARK -- 3.6%
   Novo Nordisk, Cl B                                      72,960      6,241,645
   Vestas Wind Systems*                                    62,968      3,061,832
                                                                    ------------
                                                                       9,303,477
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
FRANCE -- 7.9%
   Air Liquide                                             32,046   $  3,606,459
   BNP Paribas                                             74,797      5,137,140
   Lafarge                                                 55,204      3,006,707
   LVMH Moet Hennessy Louis Vuitton                        58,465      7,131,959
   Publicis Groupe                                         32,300      1,455,575
                                                                    ------------
                                                                      20,337,840
                                                                    ------------
GERMANY -- 5.6%
   Deutsche Bank                                           46,100      3,219,660
   Fresenius Medical Care & KGaA                           83,500      4,581,043
   SAP                                                    143,513      6,552,388
                                                                    ------------
                                                                      14,353,091
                                                                    ------------
HONG KONG -- 4.0%
   CNOOC                                                3,073,594      5,176,013
   Hong Kong Exchanges and Clearing                       313,200      5,149,366
                                                                    ------------
                                                                      10,325,379
                                                                    ------------
IRELAND -- 0.9%
   Covidien                                                62,900      2,347,428
                                                                    ------------
ISRAEL -- 2.7%
   Teva Pharmaceutical Industries ADR                     143,364      7,003,331
                                                                    ------------
ITALY -- 1.0%
   Intesa Sanpaolo                                        753,216      2,492,858
                                                                    ------------
JAPAN -- 9.2%
   Canon                                                   86,598      3,774,065
   Daiichi Life Insurance                                   2,079      2,950,404
   Fanuc                                                   23,541      2,782,192
   Komatsu                                                252,678      5,311,532
   Mitsubishi UFJ Financial Group                         966,200      4,798,007
   Toyota Motor                                           115,280      4,069,962
                                                                    ------------
                                                                      23,686,162
                                                                    ------------
MEXICO -- 3.1%
   America Movil ADR                                       86,868      4,309,522
   Wal-Mart de Mexico                                   1,600,580      3,771,192
                                                                    ------------
                                                                       8,080,714
                                                                    ------------
NETHERLANDS -- 3.5%
   ING Groep*                                             370,300      3,560,855
   Koninklijke                                            114,600      1,594,778
   Schlumberger(A)                                         64,150      3,827,189
                                                                    ------------
                                                                       8,982,822
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II               FROST INTERNATIONAL EQUITY FUND
                                                 JULY 31, 2010

Description                                             Shares          Value
-----------                                          ------------   ------------
SOUTH KOREA -- 1.5%
   Hyundai Motor                                           30,628   $  3,860,890
                                                                    ------------
SPAIN -- 1.7%
   Telefonica                                             196,700      4,464,746
                                                                    ------------
SWEDEN -- 2.0%
   Hennes & Mauritz, Cl B                                 167,084      5,264,056
                                                                    ------------
SWITZERLAND -- 7.4%
   Julius Baer Group                                       72,705      2,544,500
   Logitech International* (A)                            111,586      1,753,877
   Nestle                                                  97,800      4,836,006
   Novartis                                               115,387      5,600,396
   Roche Holding                                           32,523      4,231,269
                                                                    ------------
                                                                      18,966,048
                                                                    ------------
TAIWAN -- 1.0%
   Taiwan Semiconductor
      Manufacturing ADR(A)                                249,000      2,514,900
                                                                    ------------
TURKEY -- 1.1%
  Turkiye Garanti Bankasi                                 526,700      2,734,828
                                                                    ------------
UNITED KINGDOM -- 21.7%
   Amdocs*                                                118,774      3,246,093
   ARM Holdings                                           473,200      2,436,260
   BG Group                                               118,084      1,892,211
   British American Tobacco                               172,637      5,941,701
   British Sky Broadcasting Group*                        312,146      3,481,510
   Cairn Energy*                                          342,890      2,510,880
   Carnival                                               153,638      5,543,279
   Kingfisher                                           1,162,976      3,927,851
   Pearson                                                189,654      2,943,866
   Reckitt Benckiser Group                                109,112      5,348,879
   SABMiller                                              111,923      3,395,596
   Smith & Nephew                                         255,714      2,224,315
   Standard Chartered                                     229,040      6,618,220
   Tesco                                                1,041,921      6,385,029
                                                                    ------------
                                                                      55,895,690
                                                                    ------------
UNITED STATES -- 1.6%
   Southern Copper(A)                                      68,600      2,154,726
   Thomson Reuters                                         53,400      1,996,592
                                                                    ------------
                                                                       4,151,318
                                                                    ------------
   Total Common Stock
      (Cost $232,988,554)                                            249,310,421
                                                                    ------------


                                                      Shares/Face
Description                                              Amount         Value
-----------                                          ------------   ------------
PREFERRED STOCK -- 2.3%
GERMANY -- 2.3%
   Volkswagen                                              56,704   $  6,007,613
                                                                    ------------
   Total Preferred Stock
      (Cost $5,214,032)                                                6,007,613
                                                                    ------------
CASH EQUIVALENTS** -- 5.4%
   AIM STIT-Government & Agency
      Portfolio, 0.020%                                 6,281,571      6,281,571
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                        1,807,914      1,807,914
   Federated Prime Obligation
      Fund, 0.249% (B)                                    604,129        604,129
   Fidelity Institutional Prime
      Money Market Fund, 0.211% (B)                     1,765,585      1,765,585
   Invesco AIM Liquid Asset Money
      Fund, 0.257% (B)                                  1,471,321      1,471,321
   Merrill Lynch Select Institutional
      Fund, 0.270% (B)                                  1,851,654      1,851,654
                                                                    ------------
   Total Cash Equivalents
      (Cost $13,782,174)                                              13,782,174
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 1.2%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $735,673
      (collateralized by a Fannie Mae
      security, par value
      $750,717, 0.000%, 10/25/10;
      with total market value $750,416)              $    735,660        735,660
   HSBC Securities
      0.360%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $2,452,278
      (collateralized by European
      Investment, Nordic Investment &
      CIE Financement securities,
      ranging in par value
      $100,050-$2,269,512,
      1.875%-2.500%,
      7/23/12-7/15/15; with total
      market value $2,574,896)                          2,452,201      2,452,201
                                                                    ------------
   Total Repurchase Agreements
      (Cost $3,187,861)                                                3,187,861
                                                                    ------------
   Total Investments -- 105.7%
      (Cost $255,172,621)                                           $272,288,069
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II               FROST INTERNATIONAL EQUITY FUND
                                                 JULY 31, 2010

A summary of the outstanding forward foreign currency contacts held by the Fund at July 31, 2010, is as follows:

                                                               UNREALIZED
                 MATURITY      CURRENCY        CURRENCY      APPRECIATION/
COUNTERPARTY       DATE       TO DELIVER      TO RECEIVE    (DEPRECIATION)
--------------   --------   -------------   -------------   --------------
Morgan Stanley   11/18/10   GBP 6,700,800   USD 9,710,140    $  (795,371)
Morgan Stanley   11/18/10   USD10,330,375   GBP 6,700,800        175,136
State Street     11/30/10   MXP96,800,000   USD 7,304,778       (247,855)
State Street      1/25/11   EUR10,940,600   USD14,070,104       (175,436)
                                                             -----------
                                                             $(1,043,526)
                                                             ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $257,649,417.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $10,378,163.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $10,688,464.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL  -- CLASS
EUR -- EURO
GBP -- BRITISH POUND STERLING
MXP -- MEXICAN PESO
USD -- US DOLLAR

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION BOND FUND
                                                    JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Asset-Backed Securities              24.1%
U.S. Treasury Obligations            22.0%
U.S. Government Agency Obligations   16.8%
Financials                           12.5%
Municipals Bonds                      8.1%
Health Care                           3.5%
Industrials                           1.9%
Consumer Staples                      1.9%
Consumer Discretionary                1.8%
Telecommunication Services            1.7%
Information Technology                1.7%
Energy                                1.6%
Cash Equivalent                       1.3%
Sovereign                             1.0%
Certificate of Deposit                0.1%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                           Face Amount       Value
-----------                                          ------------   ------------
CORPORATE OBLIGATIONS -- 27.4%
CONSUMER DISCRETIONARY -- 1.8%
   AutoZone
         6.950%, 06/15/16                            $  3,000,000   $  3,545,535
                                                                    ------------
CONSUMER STAPLES -- 1.9%
   CVS Caremark
         4.875%, 09/15/14                               1,000,000      1,100,088
   Wal-Mart Stores(A)
         2.250%, 07/08/15                               2,500,000      2,540,772
                                                                    ------------
                                                                       3,640,860
                                                                    ------------
ENERGY -- 1.6%
   Noble Holding International
         3.450%, 08/01/15                               3,000,000      3,086,436
                                                                    ------------
FINANCIALS -- 12.5%
   Credit Suisse NY MTN
         5.000%, 05/15/13                               2,000,000      2,165,366
   Fifth Third Bancorp
         6.250%, 05/01/13                               3,000,000      3,272,607
   General Electric Capital MTN(B)
         0.797%, 09/15/14                               1,000,000        952,453
   Hartford Financial Services Group
         5.250%, 10/15/11                               4,500,000      4,648,046
   HSBC Finance(B)
         0.968%, 06/01/16                               3,000,000      2,744,862
   Metropolitan Life Global
      Funding I(C)
         5.125%, 06/10/14                               3,000,000      3,291,954
   Morgan Stanley(B)
         1.006%, 10/15/15                               5,000,000      4,549,870
   Wachovia(B)
         0.807%, 06/15/17                               3,000,000      2,728,293
                                                                    ------------
                                                                      24,353,451
                                                                    ------------

Description                                           Face Amount       Value
-----------                                          ------------   ------------
HEALTH CARE -- 3.4%
   McKesson
         5.250%, 03/01/13                            $  3,000,000   $  3,264,024
   Wyeth
         5.500%, 02/15/16                               3,000,000      3,473,355
                                                                    ------------
                                                                       6,737,379
                                                                    ------------
INDUSTRIALS -- 1.9%
   Ingersoll-Rand Global Holding
         9.500%, 04/15/14                               3,000,000      3,705,642
                                                                    ------------
INFORMATION TECHNOLOGY -- 1.7%
   Fiserv
         6.125%, 11/20/12                               3,000,000      3,288,051
                                                                    ------------
SOVEREIGN -- 1.0%
   Republic of Austria MTN(C)
         2.000%, 11/15/12                               2,000,000      2,033,288
                                                                    ------------
TELECOMMUNICATION SERVICES -- 1.6%
   AT&T
         5.875%, 02/01/12                               3,000,000      3,213,492
                                                                    ------------
   Total Corporate Obligations
      (Cost $50,301,477)                                              53,604,134
                                                                    ------------
ASSET-BACKED SECURITIES -- 24.0%
AUTOMOTIVE -- 11.9%
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl C
         5.280%, 11/06/11                                 357,762        358,021
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-RM, Cl A2
         5.420%, 08/08/11                                  21,975         22,073
   AmeriCredit Automobile Receivables
      Trust, Ser 2007-DF, Cl A3A
         5.490%, 07/06/12                                  77,323         77,379
   Capital One Auto Finance Trust,
      Ser 2006-A, Cl A4
         0.351%, 12/15/12 (B)                             377,592        375,747
   Capital One Auto Finance Trust,
      Ser 2007-B, Cl A3A
         5.030%, 04/15/12                                  41,520         41,592
   Capital One Auto Finance Trust,
      Ser 2007-C, Cl A4
         5.230%, 07/15/14                               1,000,000      1,048,289
   Capital One Prime Auto Receivables
      Trust, Ser 2007-1, Cl B1
         5.760%, 12/15/13                               2,800,000      2,888,970
   Fifth Third Auto Trust,
      Ser 2008-1, Cl A4A
         4.810%, 01/15/13                               2,500,000      2,571,273
   Ford Credit Floorplan Master
      Owner Trust, Ser 2006-4, Cl A
         0.591%, 06/15/13 (B)                           5,000,000      4,934,352
   Harley-Davidson Motorcycle Trust,
      Ser 2008-1, Cl A4
         4.900%, 12/15/13                               1,000,000      1,049,211

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION BOND FUND
                                                    JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Hertz Vehicle Financing,
      Ser 2010-1A, Cl A1
         2.600%, 02/25/15 (C)                        $    500,000   $    501,875
   Household Automotive Trust,
      Ser 2006-2, Cl A4
         5.670%, 06/17/13                                 453,039        455,872
   Santander Drive Auto Receivables
      Trust, Ser 2007-1, Cl A4
         0.391%, 09/15/14 (B)                             465,283        452,118
   Swift Master Auto Receivables Trust,
      Ser 2007-2, Cl B
         1.791%, 10/15/12 (B)                             500,000        499,055
   Triad Auto Receivables Owner
      Trust, Ser 2006-C, Cl A4
         5.310%, 05/13/13                               3,951,814      4,040,777
   UPFC Auto Receivables Trust,
      Ser 2007-A, Cl A3
         5.530%, 07/15/13                                 397,919        404,111
   Wachovia Auto Loan Owner
      Trust, Ser 2007-1, Cl C
         5.450%, 10/22/12                               1,650,000      1,689,937
   Wachovia Auto Loan Owner
      Trust, Ser 2008-1, Cl A3
         4.270%, 04/20/12                                 710,329        715,484
   World Omni Auto Receivables
      Trust, Ser 2007-B, Cl A4
         5.390%, 05/15/13                               1,000,000      1,037,222
                                                                    ------------
                                                                      23,163,358
                                                                    ------------
CREDIT CARDS -- 7.8%
   Bank of America Credit Card
      Trust, Ser 2007-A8, Cl A8
         5.590%, 11/17/14                               2,000,000      2,173,489
   Cabela's Master Credit Card Trust
         1.791%, 01/16/18 (B) (C)                       2,000,000      2,042,559
   Capital One Multi-Asset Execution
      Trust, Ser 2006-C3, Cl C3
         0.661%, 07/15/14 (B)                           3,000,000      2,949,261
   Chase Issuance Trust,
      Ser 2008-A4, Cl A4
         4.650%, 03/15/15                               2,500,000      2,725,138
   Citibank, Ser 2004-B2, Cl B2
         0.666%, 10/07/13 (B)                             750,000        745,750
   GE Capital Credit Card Master
      Note Trust, Ser 2007-A, Cl A
         0.381%, 03/15/15 (B)                           2,000,000      1,972,764
   MBNA Credit Card Master Note
      Trust, Ser 2002-C1, Cl C1
         6.800%, 07/15/14                               1,000,000      1,068,503
   World Financial Network
      Credit Card Master Trust II,
      Ser 2010-A, Cl A
         4.160%, 09/15/17 (C)                             500,000        502,667
   World Financial Network
      Credit Card Master Trust,
      Ser 2010-A, Cl B
         6.750%, 04/15/19                               1,000,000      1,009,276
                                                                    ------------
                                                                      15,189,407
                                                                    ------------

Description                                           Face Amount       Value
-----------                                          ------------   ------------
OTHER ASSET-BACKED SECURITIES -- 4.3%
   John Deere Owner Trust,
      Ser 2008-A, Cl A4
         4.890%, 03/16/15                            $  1,000,000   $  1,042,817
   Marriott Vacation Club Owner
      Trust, Ser 2009-2A, Cl A
         4.809%, 07/20/31 (C)                           2,419,198      2,466,345
   Sierra Receivables Funding,
      Ser 2007-2A, Cl A2
         1.338%, 09/20/19 (B) (C)                         986,688        934,982
   Sierra Receivables Funding,
      Ser 2010-1A, Cl A1
         4.480%, 07/20/26 (C)                           3,958,829      4,025,600
                                                                    ------------
                                                                       8,469,744
                                                                    ------------
   Total Asset-Backed Securities
      (Cost $44,585,482)                                              46,822,509
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.7%
   FAMC
         3.875%, 08/19/11                               4,250,000      4,404,955
   FFCB
         4.820%, 10/12/12                               5,500,000      5,984,781
         4.400%, 01/03/13                               1,935,000      2,099,022
   FHLB
         6.700%, 07/22/14                                 500,000        602,875
   FHLMC
         5.500%, 08/20/12                               1,900,000      2,084,933
   FNMA
         5.000%, 10/15/11                               1,000,000      1,055,221
         2.400%, 06/30/11(D)                              500,000        501,389
   GNMA, Cl PD
         5.000%, 05/20/38                               9,560,482     10,375,224
   GNMA, Cl VB
         5.000%, 12/20/39                               2,500,000      2,547,804
   GNMA
         0.738%, 04/20/40(B)                            2,991,605      2,987,644
                                                                    ------------
   Total U.S. Government Agency
      Obligations (Cost $31,077,167)                                  32,643,848
                                                                    ------------
 MUNICIPAL BONDS -- 8.1%
   City of El Paso Texas, GO
         3.610%, 08/15/14                                 500,000        532,320
   Florida Hurricane Catastrophe Fund
      Finance, Ser A, RB(B)
      Callable 09/15/10 @ 101
         1.121%, 10/15/12                               2,000,000      1,923,360
   Georgia Municipal Gas Authority,
      Ser F, RB
         3.071%, 08/01/11                               1,000,000      1,015,800
   New York Institute of Technology,
      Ser A, RB
         4.799%, 03/01/14                               3,400,000      3,470,244
   New York State, Environmental
      Facilities, Ser A, RB
         5.850%, 03/15/11                               1,000,000      1,022,670

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST LOW DURATION BOND FUND
                                                    JULY 31, 2010

                                                     Face Amount/
Description                                             Shares          Value
-----------                                          ------------   ------------
   North Carolina Eastern Municipal
      Power Agency, Ser C, RB
         4.430%, 01/01/14                            $  1,500,000   $  1,526,535
   Oklahoma County Finance
      Authority, RB
         5.350%, 09/01/15                                 750,000        799,928
   San Antonio Convention Hotel
      Finance, Ser B, RB, AMBAC
         4.800%, 07/15/13                               1,215,000      1,245,144
   South Texas, Detention Complex
      Local Development Authority,
      RB, National-RE
         4.340%, 02/01/11                               1,865,000      1,872,012
   Texas State, Veterans Housing
      Assistance Project, Ser A-1, GO
      Callable 09/03/10 @ 100
         7.000%, 12/01/10                                 195,000        195,698
   Will County Community Unit
      School District No. 365 Valley
      View, Ser B, GO
         4.750%, 11/01/15                               2,000,000      2,184,780
                                                                    ------------
   Total Municipal Bonds
      (Cost $15,354,910)                                              15,788,491
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 21.8%
   U.S. Treasury Bills (E)
         0.818%, 10/14/10 (A)                           5,000,000      4,998,580
         0.267%, 06/02/11                               5,000,000      4,990,205
         0.193%, 01/13/11                              11,000,000     10,990,881
         0.149%, 08/19/10                               5,000,000      4,999,670
   U.S. Treasury Inflationary
      Protection Security
         1.250%, 04/15/14                               1,000,000      1,079,014
   U.S. Treasury Note
         2.500%, 03/31/15 (A)                           5,000,000      5,234,000
         2.375%, 09/30/14                              10,000,000     10,444,530
                                                                    ------------
   Total U.S. Treasury Obligations
      (Cost $41,987,212)                                              42,736,880
                                                                    ------------
CERTIFICATE OF DEPOSIT -- 0.1%
   Legacy Bank Texas
         1.390%, 02/25/11
         (Cost $245,000)                                  245,000        246,155
                                                                    ------------
CASH EQUIVALENTS* -- 4.1%
   AIM STIT-Government & Agency
      Portfolio,0.020%                                  2,616,543      2,616,543
   Dreyfus Institutional Cash
      Advantage Fund,0.273% (F)                         1,307,515      1,307,515
   Federated Prime Obligation
      Fund,0.249% (F)                                     436,917        436,917
   Fidelity Institutional Prime Money
      Market Fund,0.211% (F)                            1,276,902      1,276,902
   Invesco AIM Liquid Asset Money
      Fund,0.257% (F)                                   1,064,085      1,064,085
   Merrill Lynch Select Institutional
      Fund,0.270% (F)                                   1,339,149      1,339,149
                                                                    ------------
   Total Cash Equivalents
      (Cost $8,041,111)                                                8,041,111
                                                                    ------------

Description                                           Face Amount       Value
-----------                                          ------------   ------------
REPURCHASE AGREEMENTS (F) -- 1.2%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10, repurchase
      price $532,051 (collateralized by a
      Fannie Mae security, par value
      $542,932, 0.000%, 10/25/10; with
      total market value $542,715)                   $    532,043   $    532,043
   HSBC Securities
      0.360%, dated 07/30/10, to be
      repurchased on 08/02/10, repurchase
      price $1,773,531 (collateralized by
      European Investment, Nordic
      Investment & CIE Financement
      securities, ranging in par
      value $72,358-$1,641,351,
      1.875%-2.500%, 7/23/12-7/15/15;
      with total market value $1,862,210)               1,773,475      1,773,475
                                                                    ------------
   Total Repurchase Agreements
      (Cost $2,305,518)                                                2,305,518
                                                                    ------------
   Total Investments -- 103.4%
      (Cost $193,897,877)                                           $202,188,646
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $195,558,522.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $7,605,591.

(B) VARIABLE RATE SECURITY - THE RATE REPORTED IS THE RATE IN EFFECT AS OF JULY 31, 2010.

(C) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.

(D) STEP BONDS - THE RATE REFLECTED IS THE EFFECTIVE YIELD ON JULY 31, 2010. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIED DATE.

(E) ZERO COUPON SECURITY. THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(F) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $7,730,086.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CL -- CLASS
FAMC -- FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
NATIONAL-RE (FORMERLY MBIA) - NATIONAL PUBLIC FINANCE GUARANTEE CORPORATION MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
SER -- SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
                                                    JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Mortgage-Backed Securities          34.2%
Asset-Backed Securities             20.0%
Financials                          19.0%
Energy                               5.8%
Municipal Bonds                      5.1%
Consumer Discretionary               3.2%
U.S. Government Agency Obligation    2.9%
Industrials                          2.2%
Telecommunication Services           2.1%
U.S. Treasury Obligation             1.9%
Information Technology               1.2%
Cash Equivalent                      0.8%
Materials                            0.8%
Transportation                       0.8%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                           Face Amount       Value
-----------                                          ------------   ------------
CORPORATE OBLIGATIONS -- 34.5%
CONSUMER DISCRETIONARY -- 3.1%
   AutoZone
         7.125%, 08/01/18                            $  2,000,000   $  2,377,218
   Best Buy
         6.750%, 07/15/13                               3,000,000      3,351,675
   Mattel
         5.625%, 03/15/13                               3,000,000      3,231,147
   Yum! Brands
         6.250%, 04/15/16                               3,000,000      3,458,175
                                                                    ------------
                                                                      12,418,215
                                                                    ------------
ENERGY -- 5.7%
   Anadarko Petroleum (A)
         8.700%, 03/15/19                               5,000,000      5,381,580
   Suncor Energy
         6.100%, 06/01/18                               3,000,000      3,474,747
   Transocean (A)
         5.250%, 03/15/13                              10,000,000      9,835,700
   Valero Energy (A)
         9.375%, 03/15/19                               3,000,000      3,810,723
                                                                    ------------
                                                                      22,502,750
                                                                    ------------
FINANCIALS -- 18.7%
   American Express Credit MTN
         7.300%, 08/20/13                               3,000,000      3,438,696
   Bank of America MTN (C)
         5.250%, 03/12/13                               5,000,000      4,961,220
   BioMed Realty++ (A) (B)
         6.125%, 04/15/20                               2,000,000      2,088,486
   Capital One Bank USA
         8.800%, 07/15/19                               5,000,000      6,364,585
   CIT Group (A)
         7.000%, 05/01/13                               3,000,000      2,970,000
   Farmers Exchange Capital (B)
         7.050%, 07/15/28                               5,947,000      5,552,000
   General Electric Capital MTN (D)
         0.815%, 05/05/26                               5,000,000      4,151,160

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Goldman Sachs Group (D)
         1.135%, 09/29/14                            $ 10,000,000   $  9,639,250
   JPMorgan Chase
         6.300%, 04/23/19                               3,000,000      3,406,518
   Keycorp MTN (A)
         6.500%, 05/14/13                               5,000,000      5,493,855
   Lehman Brothers Holdings
      MTN (E)
         5.750%, 05/17/13                               1,000,000        212,500
   Merrill Lynch MTN
         6.050%, 08/15/12                               2,000,000      2,141,308
   Morgan Stanley MTN
         5.000%, 06/11/25 (C)                           5,000,000      4,981,250
         2.930%, 05/14/13 (D)                           5,000,000      5,053,390
   Nisource Finance
         10.750%, 03/15/16                              3,000,000      3,905,703
   SLM MTN (D)
         0.728%, 10/25/11                              10,000,000      9,580,360
                                                                    ------------
                                                                      73,940,281
                                                                    ------------
INDUSTRIALS -- 2.2%
   FedEx
         7.375%, 01/15/14                               2,000,000      2,339,342
   Macy's Retail Holdings
         7.450%, 09/15/11                               1,187,000      1,234,480
   Southwest Airlines
         6.500%, 03/01/12                               2,000,000      2,129,220
   Terex
         7.375%, 01/15/14                               3,000,000      3,052,500
                                                                    ------------
                                                                       8,755,542
                                                                    ------------
INFORMATION TECHNOLOGY -- 1.2%
   Corning
         6.625%, 05/15/19                               4,000,000      4,638,925
                                                                    ------------
MATERIALS -- 0.8%
   United States Steel
         5.650%, 06/01/13                               3,000,000      3,120,000
                                                                    ------------
TELECOMMUNICATION SERVICES -- 2.0%
   Crown Castle Towers (B)
         6.113%, 01/15/20                               2,500,000      2,747,515
   Qwest
         7.500%, 06/15/23                               3,000,000      3,007,500
   Verizon Communications
         5.500%, 02/15/18                               2,000,000      2,242,097
                                                                    ------------
                                                                       7,997,112
                                                                    ------------
TRANSPORTATION -- 0.8%
   Ford Motor Credit (D)
         3.277%, 01/13/12                               3,000,000      2,940,000
                                                                    ------------
   Total Corporate Obligations
      (Cost $127,417,473)                                            136,312,825
                                                                    ------------
MORTGAGE-BACKED SECURITIES -- 33.7%
AGENCY MORTGAGE-BACKED OBLIGATION -- 21.0%
   FHLMC
         6.000%, 05/01/26 to 11/01/47                   5,630,748      6,130,997
         5.500%, 12/01/37                               2,521,879      2,718,297
         5.000%, 04/01/21 to 04/01/24                   8,789,157      9,429,801

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
                                                    JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   FNMA, Cl 2, IO
         5.000%, 09/25/39                            $ 21,995,305   $  3,449,166
   FNMA, Cl FD
         0.629%, 07/25/35 (D)                           4,478,481      4,469,197
   FNMA
         5.500%, 07/01/36 to 12/01/47                   5,426,977      5,819,867
         5.000%, 04/01/19 to 05/01/35                  13,413,270     14,407,256
         4.500%, 02/01/39 to 05/25/40                  53,158,875     18,521,493
   GNMA, Cl VB
         5.000%, 12/20/39                               2,500,000      2,547,804
   GNMA
         4.500%, 06/15/39                              13,404,479     14,161,948
   GNMA REMIC, Ser 2008-68,
      Cl DC
         5.000%, 01/20/29                               1,412,714      1,467,212
                                                                    ------------
                                                                      83,123,038
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 12.7%
   Banc of America Commercial
      Mortgage, Cl AJ
         5.421%, 10/10/45                               5,000,000      3,686,627
   Banc of America Commercial
      Mortgage, Ser 2006-6, Cl A3
         5.369%, 10/10/45                               2,500,000      2,603,450
   Banc of America Commercial
      Mortgage, Ser 2008-1, Cl B
         6.227%, 02/10/51 (B) (D)                         500,000        203,641
   Banc of America Commercial
      Mortgage, Ser 2008-1, Cl AJ
         6.227%, 02/10/51 (D)                           1,000,000        534,265
   Bear Stearns Commercial
      Mortgage Securities, Cl AJ
         5.942%, 06/11/50 (D)                           3,000,000      2,053,302
   Bear Stearns Commercial
      Mortgage Securities, Cl AM
         5.462%, 04/12/38 (D)                           1,000,000        928,365
   Bear Stearns Commercial Mortgage
      Securities, Ser 2005-PW10, Cl AJ
         5.463%, 12/11/40 (D)                           3,000,000      2,357,478
   Bear Stearns Commercial Mortgage
      Securities, Ser 2006-PW14, Cl A3
         5.209%, 12/11/38                               2,000,000      2,110,103
   Bear Stearns Commercial Mortgage
      Securities, Ser 2007-PW17, Cl J
         5.942%, 06/11/50 (B) (D)                       1,000,000        107,892
   Carrington Mortgage Loan Trust,
      Ser 2007-FRE1, Cl M8
         2.579%, 02/25/37 (D)                           1,000,000         38,689
   Citigroup Commercial Mortgage
      Trust, Ser 2006-C4, Cl C
         5.729%, 03/15/49 (D)                           1,000,000        404,528
   Credit Suisse First Boston Mortgage
      Securities, Cl G
         6.930%, 02/15/34 (B)                             865,000        856,411
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C1, Cl A3
         5.549%, 02/15/39 (D)                             800,000        860,505
   Entertainment Properties Trust, Cl B
         5.734%, 02/15/18 (B)                           3,700,000      3,890,051
   GE Business Loan Trust, Cl A
         0.511%, 04/16/35 (B) (D)                       3,218,191      2,413,597

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Greenwich Capital Commercial
      Funding, Ser 2007-GC9, Cl J
         5.773%, 03/10/39 (B) (D)                    $  1,000,000   $    152,056
   JPMorgan Chase Commercial
      Mortgage Securities, Cl A3
         5.420%, 01/15/49                               2,850,000      2,854,584
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2006-CB16, Cl B
         5.672%, 05/12/45 (D)                           1,000,000        455,248
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2007-LD12, Cl J
         6.062%, 02/15/51 (B) (D)                       1,000,000        109,447
   LB-UBS Commercial Mortgage
      Trust, Ser 2005-C5, Cl A4
         4.954%, 09/15/30                               2,000,000      2,145,853
   LB-UBS Commercial Mortgage
      Trust, Ser 2005-C7, Cl C
         5.350%, 11/15/40 (D)                           1,100,000        746,705
   LB-UBS Commercial Mortgage
      Trust, Ser 2007-C6, Cl D
         6.242%, 07/15/40 (D)                             650,000        122,284
   Merrill Lynch, Cl A4
         5.749%, 06/12/50 (D)                           2,000,000      1,977,170
   Merrill Lynch Mortgage Trust, Cl A4
         5.826%, 06/12/50 (D)                           1,000,000      1,028,364
   Merrill Lynch Mortgage Trust,
      Ser 2007-C1, Cl B
         5.826%, 06/12/50 (D)                             250,000         77,963
   Morgan Stanley Capital I,
      Ser 2006-HQ9, Cl A3
         5.712%, 07/12/44                               1,650,000      1,769,025
   Morgan Stanley Capital I,
      Ser 2006-IQ11, Cl A3
         5.733%, 10/15/42 (D)                             510,000        544,254
   Morgan Stanley Capital I,
      Ser 2006-T23, Cl A3
         5.807%, 08/12/41 (D)                           1,600,000      1,683,610
   Morgan Stanley Capital I,
      Ser 2007-IQ15, Cl AJ
         5.880%, 06/11/49 (D)                           2,225,000      1,249,501
   Morgan Stanley Capital I,
      Ser 2007-T25, Cl B
         5.614%, 11/12/49 (B) (D)                       1,750,000        969,791
   Morgan Stanley Capital I,
      Ser 2007-T27, Cl B
         5.649%, 06/11/42 (B) (D)                         500,000        168,752
   Morgan Stanley Capital I,
      Ser 2008-T29, Cl A4
         6.458%, 01/11/43 (D)                           3,500,000      3,871,088
   Morgan Stanley Dean Witter
      Capital I, Ser 2003-HQ2, Cl B
         5.040%, 03/12/35                                 200,000        206,022
   Morgan Stanley Reremic Trust,
      Cl A4A
         6.002%, 08/12/45 (A) (B) (D)                   5,000,000      5,368,150
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2006-C27, Cl B
         5.865%, 07/15/45 (D)                           1,000,000        471,236

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
                                                    JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Wachovia Bank Commercial
      Mortgage Trust,
      Ser 2007-C30, Cl J
         5.828%, 12/15/43 (B) (D)                    $  1,414,000   $     27,779
   Wachovia Bank Commercial
      Mortgage Trust,
      Ser 2007-C33, Cl AJ
         5.902%, 02/15/51 (D)                           1,000,000        562,339
   Wells Fargo Mortgage Backed
      Securities Trust,
      Ser 2006-3, Cl A3
         5.750%, 03/25/36                                 684,898        586,638
                                                                    ------------
                                                                      50,196,763
                                                                    ------------
   Total Mortgage-Backed Securities
      (Cost $138,843,324)                                            133,319,801
                                                                    ------------
ASSET-BACKED SECURITIES -- 19.7%
AUTOMOTIVE -- 14.2%
   AmeriCredit Automobile Receivables
      Trust, Cl E
         8.660%, 10/10/17 (B)                           3,300,000      3,379,048
   AmeriCredit Automobile Receivables
      Trust, Cl C
         5.190%, 08/17/15                               2,000,000      2,103,847
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl C
         5.280%, 11/06/11                                 357,762        358,021
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-BG, Cl A4
         5.210%, 09/06/13                               4,010,304      4,105,943
   AmeriCredit Automobile Receivables
      Trust, Ser 2008-AF, Cl A4
         6.960%, 10/14/14                               2,000,000      2,145,426
   Capital One Auto Finance Trust,
      Ser 2006-A, Cl A4
         0.351%, 12/15/12 (D)                             660,785        657,556
   Capital One Auto Finance Trust,
      Ser 2007-C, Cl A4
         5.230%, 07/15/14                               2,000,000      2,096,579
   Capital One Prime Auto Receivables
      Trust, Ser 2006-2, Cl B
         5.050%, 06/15/13                               4,000,000      4,007,344
   Capital One Prime Auto Receivables
      Trust, Ser 2007-2, Cl B
         5.680%, 06/15/14                                 128,000        132,851
   Carmax Auto Owner Trust,
      Ser 2007-2, Cl B
         5.370%, 03/15/13                               1,850,000      1,905,097
   Carmax Auto Owner Trust,
      Ser 2008-1, Cl A4A
         4.790%, 02/15/13                                  50,000         51,923
   CPS Auto Trust, Ser 2006-A, Cl 1A4
         5.330%, 11/15/12 (B)                             695,008        697,932
   CPS Auto Trust, Ser 2007-B, Cl A4
         5.600%, 01/15/14 (B)                           1,183,300      1,221,039
   DT Auto Owner Trust, Cl C
         10.750%, 10/15/15 (B)                          3,090,768      3,099,980

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Ford Credit Auto Owner Trust,
      Ser 2007-A, Cl A4A
         5.470%, 06/15/12                            $    427,000   $    438,847
   Ford Credit Floorplan Master
      Owner Trust, Ser 2006-4, Cl A
         0.591%, 06/15/13 (D)                           1,000,000        986,870
   Ford Credit Floorplan Master
      Owner Trust, Ser 2006-4, Cl B
         0.891%, 06/15/13 (D)                           4,820,000      4,654,990
   Harley-Davidson Motorcycle
      Trust, Ser 2006-3, Cl B
         5.430%, 11/15/14                               2,650,000      2,753,757
   Harley-Davidson Motorcycle
      Trust, Ser 2007-1, Cl C
         5.540%, 04/15/15                               5,630,000      5,847,223
   Harley-Davidson Motorcycle
      Trust, Ser 2007-2, Cl B
         5.230%, 03/15/14                               1,000,000      1,046,189
   JPMorgan Auto Receivables
      Trust, Ser 2007-A, Cl C
         5.510%, 02/15/14 (B)                             189,508        191,319
   JPMorgan Auto Receivables
      Trust, Ser 2008-A, Cl B
         5.220%, 07/15/15 (B)                           1,272,077      1,302,407
   Navistar Financial Owner Trust,
      Cl C
         6.160%, 05/18/18 (B)                          10,000,000     10,084,501
   Santander Drive Auto Receivables
      Trust, Ser 2007-1, Cl A4
         0.391%, 09/15/14 (D)                             465,283        452,118
   Wachovia Auto Loan Owner Trust,
      Ser 2006-1, Cl C
         5.220%, 11/20/12 (B)                             287,000        290,209
   Wachovia Auto Loan Owner Trust,
      Ser 2007-1, Cl C
         5.450%, 10/22/12                               2,100,000      2,150,828
                                                                    ------------
                                                                      56,161,844
                                                                    ------------
CREDIT CARDS -- 1.7%
   1st Financial Bank USA,
      Ser 2009-C, Cl D
         11.500%, 10/15/15 (B)                          2,000,000      2,002,703
   World Financial Network
      Credit Card Master Trust II,
      Ser 2010-1, Cl C
         7.000%, 09/15/17 (B)                           3,850,000      3,866,730
   World Financial Network
      Credit Card Master Trust,
      Ser 2006-A, Cl B
         0.691%, 02/15/17 (B) (D)                         750,000        705,590
                                                                    ------------
                                                                       6,575,023
                                                                    ------------
OTHER ASSET-BACKED SECURITIES -- 3.8%
   CIT Equipment Collateral, Cl D
         7.330%, 09/15/17 (B)                           2,200,000      2,263,165
   Marriott Vacation Club Owner
      Trust, Cl D
         6.010%, 10/20/28 (B)                              68,253         55,345

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
                                                    JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Marriott Vacation Club Owner
      Trust, Cl C
         6.125%, 04/20/28 (B)                        $    103,154   $     91,323
   Sierra Receivables Funding, Cl B
         5.310%, 11/20/25 (B)                           3,900,000      3,910,512
   Sierra Receivables Funding,
      Ser 2007-2A, Cl A2
         1.338%, 09/20/19 (B) (D)                       5,262,336      4,986,571
   Sierra Receivables Funding,
      Ser 2009-1A, Cl A1
         9.790%, 12/22/25 (B)                             545,895        559,021
   Silverleaf Finance, Cl C
         10.000%, 07/15/22 (B)                          3,769,671      3,409,216
                                                                    ------------
                                                                      15,275,153
                                                                    ------------
   Total Asset-Backed Securities
      (Cost $71,833,402)                                              78,012,020
                                                                    ------------
MUNICIPAL BONDS -- 5.1%
   City of Detroit Michigan, Ser A-1,
      GO, AMBAC
      Callable 10/01/15 @ 100
         5.150%, 04/01/25                               3,000,000      2,028,990
   County of Hidalgo Texas, GO,
      Assured Guaranty
      Callable 08/15/19 @ 100
         6.006%, 08/15/29                                 500,000        505,950
   Jefferson County, Ser A, GO
      Callable 09/03/10 @ 100
         7.700%, 05/15/16                               1,250,000      1,251,588
   North Texas Tollway Authority, RB
      Callable 02/01/20 @ 100
         8.910%, 02/01/30                               3,000,000      3,015,990
   State of Illinois, GO
         7.350%, 07/01/35                               3,000,000      3,119,700
   Texas State Public Finance Authority
      Charter School Finance, RB
         8.125%, 02/15/27                               1,900,000      1,936,461
   University of Texas, Ser D, RB
         5.134%, 08/15/42                               8,000,000      8,124,720
                                                                    ------------
      Total Municipal Bonds
      (Cost $19,922,754)                                              19,983,399
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
   Federal Agricultural Mortgage
      Corporation
         5.100%, 03/10/25                               7,500,000      8,526,023
   HUD
         6.980%, 08/01/14                               2,690,000      2,728,077
                                                                    ------------
   Total U.S. Government Agency
      Obligations (Cost $10,190,000)                                  11,254,100
                                                                    ------------

                                                     Face Amount/
Description                                             Shares          Value
-----------                                          ------------   ------------
U.S. TREASURY OBLIGATIONS -- 1.9%
   U.S. Treasury Bond
        4.375%, 05/15/40                             $  3,000,000   $  3,206,730
   U.S. Treasury Note
        3.500%, 05/15/20(A)                             4,000,000      4,200,640
                                                                    ------------
   Total U.S. Treasury Obligations
      (Cost $7,410,496)                                                7,407,370
                                                                    ------------
CASH EQUIVALENTS* -- 6.3%
   AIM STIT-Government & Agency
      Portfolio, 0.020%                                 3,245,902      3,245,902
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (F)                        5,204,071      5,204,071
   Federated Prime Obligation
      Fund, 0.249% (F)                                  1,738,983      1,738,983
   Fidelity Institutional Prime Money
      Market Fund, 0.211% (F)                           5,082,226      5,082,226
   Invesco AIM Liquid Asset Money
      Fund, 0.257% (F)                                  4,235,189      4,235,189
   Merrill Lynch Select Institutional
      Fund, 0.270% (F)                                  5,329,978      5,329,978
                                                                    ------------
   Total Cash Equivalents
      (Cost $24,836,349)                                              24,836,349
                                                                    ------------
REPURCHASE AGREEMENTS (F) -- 2.3%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $2,117,629
      (collateralized by a Fannie Mae
      security, par value $2,160,934,
      0.000%, 10/25/10; with total
      market value $2,160,070)                          2,117,594      2,117,594
   HSBC Securities
      0.360%, dated 07/30/10, to be
      repurchased on 08/02/10,
      repurchase price $7,058,871
      (collateralized by European
      Investment, Nordic Investment &
      CIE Financement securities,
      ranging in par value
      $287,993-$6,532,778,
      1.875%-2.500%,
      7/23/12-7/15/15; with total
      market value $7,411,825)                          7,058,647      7,058,647
                                                                    ------------
   Total Repurchase Agreements
      (Cost $9,176,241)                                                9,176,241
                                                                    ------------
   Total Investments -- 106.3%
      (Cost $409,630,039)                                           $420,302,105
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                  FROST TOTAL RETURN BOND FUND
                                                    JULY 31, 2010

PERCENTAGES ARE BASED ON NET ASSETS OF $395,465,826.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

++   REAL ESTATE INVESTMENT TRUST

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $30,093,328.

(B) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.

(C) STEP BONDS - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD ON JULY 31, 2010. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIED DATE.

(D) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF JULY 31, 2010.

(E)  SECURITY IN DEFAULT ON INTEREST PAYMENTS.

(F) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $30,766,688.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
HUD -- DEPARTMENT OF HOUSING & URBAN DEVELOPMENT
IO -- INTEREST ONLY - FACE AMOUNT REPRESENTS NOTIONAL AMOUNT
MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

General Obligations      41.8%
Education                32.2%
Water                     4.0%
Health Care               3.7%
Cash Equivalent           3.7%
Transportation            3.5%
Utilites                  3.3%
Public Facilities         2.0%
General Revenue           1.8%
Industrial Development    1.4%
Housing                   1.3%
Power                     0.7%
Board Bank Revenue        0.6%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description                                          Face Amount        Value
-----------                                          ------------   ------------
MUNICIPAL BONDS -- 96.1%
ALASKA -- 1.3%
   Alaska State, Municipal Bond Bank
      Authority, Ser A, RB, AMBAC
         4.000%, 02/01/12                            $  1,000,000   $  1,046,590
   Anchorage, Ser D, GO, National-RE
      Callable 06/01/15 @ 100
         5.000%, 06/01/18                               1,000,000      1,127,480
                                                                    ------------
                                                                       2,174,070
                                                                    ------------
ARIZONA -- 0.5%
   Pima County, GO, AGM
         4.000%, 07/01/11                                 800,000        824,232
                                                                    ------------
CALIFORNIA -- 2.3%
   California State, GO, National-RE
         4.000%, 09/01/15                               1,000,000      1,090,500
   San Francisco City & County,
      Unified School District, Proposed
      A Election 2003, Ser C, GO,
      National-RE
      Callable 06/15/16 @ 100
         4.000%, 06/15/18                               1,500,000      1,621,980
   State of California, GO
      Callable 04/01/19 @ 100
         6.000%, 04/01/35                               1,000,000      1,081,180
                                                                    ------------
                                                                       3,793,660
                                                                    ------------
COLORADO -- 4.3%
   Adams County, School District
      No. 14, GO, FSA
      Callable 12/01/16 @ 100
         5.125%, 12/01/31                               1,000,000      1,062,260
   Boulder Valley School District
      No. Re-2 Boulder, Ser B, GO,
      State Aid Withholding
         4.000%, 12/01/18                               2,000,000      2,251,380

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Denver City & County, Board of
      Water Commission,
      Ser A, RB, AGM
      Callable 06/01/13 @ 100
         4.750%, 12/01/17                            $  1,570,000   $  1,671,469
   Highlands Ranch, Metropolitan
      District No. 2, GO, National-RE,
      FGIC
      Callable 06/15/15 @ 100
         4.100%, 06/15/18                               1,000,000      1,054,510
   Pueblo City Schools, GO,
      State Aid Withholding
         3.000%, 12/15/13                               1,000,000      1,062,570
                                                                    ------------
                                                                       7,102,189
                                                                    ------------
DELAWARE -- 0.7%
   Delaware State, Ser C, GO (A)
      Pre-Refunded @ 100
         4.250%, 07/01/11                               1,050,000      1,088,567
                                                                    ------------
DISTRICT OF COLUMBIA -- 1.1%
   District of Columbia, Ser A, GO,
      AGM-CR FGIC
      Callable 06/01/17 @ 100
         4.750%, 06/01/31                               1,750,000      1,784,633
                                                                    ------------
FLORIDA -- 3.1%
   Florida Housing Finance, Ser A, RB,
      GNMA, FNMA, FHLMC
      Callable 01/01/20 @ 100
         5.000%, 07/01/28                               2,000,000      2,142,040
   Florida State Department of
      Education, Ser A, RB
      Callable 07/01/20 @ 101
         4.375%, 07/01/30                               2,000,000      1,954,420
   Florida State, Hurricane
      Catastrophe Fund, Ser A, RB
         5.000%, 07/01/12                               1,000,000      1,059,360
                                                                    ------------
                                                                       5,155,820
                                                                    ------------
GEORGIA -- 1.4%
   De Kalb County, Special
      Transportation, Parks &
      Greenspace Project, GO
      Callable 12/01/15 @ 100
         5.000%, 12/01/18                               1,000,000      1,150,800
   Georgia State, Ser D, GO
      Callable 12/01/13 @ 100
         4.000%, 12/01/14                               1,000,000      1,107,910
                                                                    ------------
                                                                       2,258,710
                                                                    ------------
ILLINOIS -- 1.3%
   Illinois State, GO
         5.000%, 01/01/12                               1,000,000      1,054,630

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Lake County, Community Unit
      School District No. 116-Round
      Lake, GO, XLCA
      Callable 01/15/15 @ 100
         5.250%, 01/15/24                            $  1,000,000   $  1,040,520
                                                                    ------------
                                                                       2,095,150
                                                                    ------------
INDIANA -- 1.5%
   Fairfield, School Building, RB,
      National-RE, FGIC
      Callable 01/15/14 @ 100
         5.000%, 07/15/17                               1,115,000      1,196,194
   Franklin Township School
      Building, RB, AMBAC,
      State Aid Withholding
      Callable 01/15/17 @ 100
         5.000%, 01/15/29                               1,300,000      1,335,256
                                                                    ------------
                                                                       2,531,450
                                                                    ------------
IOWA -- 2.1%
   Cedar Rapids, Ser A, GO
      Callable 06/01/15 @ 100
         4.000%, 06/01/19                               1,200,000      1,272,324
   Dubuque Community School
      District, RB
         3.000%, 07/01/12                               1,000,000      1,017,870
   Scott County, Public Safety Authority,
      Unlimited Tax Lease Project,
      RB, National-RE
         4.000%, 06/01/12                               1,200,000      1,270,548
                                                                    ------------
                                                                       3,560,742
                                                                    ------------
KENTUCKY -- 0.6%
   Louisville, Waterworks Board,
      RB, AGM (A)
      Pre-Refunded @ 100
         5.000%, 11/15/13                               1,000,000      1,013,450
                                                                    ------------
LOUISIANA -- 1.3%
   Louisiana State, Ser A, GO,
      National-RE, FGIC
      Callable 05/15/11 @ 100
         4.625%, 05/15/13                               1,000,000      1,028,260
   St. Tammany, Parishwide School
      District No. 12, GO, National-RE
      Callable 03/01/15 @ 100
         4.000%, 03/01/16                               1,000,000      1,078,370
                                                                    ------------
                                                                       2,106,630
                                                                    ------------
MARYLAND -- 2.0%
   Annapolis, Public Improvement
      Project, GO
         4.250%, 04/01/12                               1,100,000      1,171,060
   Anne Arundel County, Water &
      Sewer Authority, Consolidated
      Water & Sewer Project, GO
      Callable 04/01/18 @ 100
         4.700%, 04/01/36                               1,000,000      1,048,430

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   State of Maryland, Ser A, GO
      Callable 03/01/17 @ 100
         4.000%, 03/01/23                            $  1,000,000   $  1,059,860
                                                                    ------------
                                                                       3,279,350
                                                                    ------------
MASSACHUSETTS -- 1.4%
   Boston, Ser A, GO, National-RE (A)
      Pre-Refunded @ 100
         5.000%, 02/01/13                               1,000,000      1,112,350
   Massachusetts State, Ser A, GO (A)
      Pre-Refunded @ 100
         5.000%, 08/01/16                               1,000,000      1,153,590
                                                                    ------------
                                                                       2,265,940
                                                                    ------------
MICHIGAN -- 1.3%
   Howell, Public Schools, School
      Building & Site Project, GO
      Callable 11/01/13 @ 100
         5.000%, 05/01/17                               1,000,000      1,075,080
   Waterford, School District, GO,
      National-RE
         4.000%, 05/01/12                               1,000,000      1,055,590
                                                                    ------------
                                                                       2,130,670
                                                                    ------------
MISSISSIPPI -- 0.7%
   Rankin County, Development Bank,
      Public Improvement Project,
      RB, AMBAC
         3.500%, 07/01/14                               1,150,000      1,218,977
                                                                    ------------
NEVADA -- 2.0%
   Clark County, School District,
      Ser A, GO, AGM
      Callable 06/15/14 @ 100
         4.000%, 06/15/17                               1,000,000      1,044,750
   Las Vegas, Sewer Authority,
      Ser A, GO, National-RE FGIC
         4.000%, 04/01/12                               1,310,000      1,371,806
   Nevada State, Natural Resources
      Project, Ser B, GO
      Callable 03/01/12 @ 100
         5.000%, 03/01/14                                 900,000        956,106
                                                                    ------------
                                                                       3,372,662
                                                                    ------------
NEW JERSEY -- 0.4%
   Atlantic County, GO, State Aid
      Withholding
         3.375%, 01/15/15                                 565,000        610,912
                                                                    ------------
NEW MEXICO -- 0.2%
   Bernalillo County, Ser A, GO
      Callable 08/01/17 @ 100
         4.000%, 08/01/19                                 300,000        328,098
                                                                    ------------
NEW YORK -- 3.6%
   New York City, Ser G, GO
         5.000%, 08/01/13                               1,000,000      1,114,470

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   New York City, Ser P, GO,
      National-RE
      Callable 08/01/15 @ 100
         5.000%, 08/01/18                            $  1,000,000   $  1,113,160
   New York State, Dormitory
      Authority, Education Project,
      Ser D, RB
         4.000%, 03/15/16                               1,000,000      1,109,050
   New York State, Thruway
      Authority, Ser H, RB,
      National-RE
         4.000%, 01/01/18                               1,000,000      1,074,910
   Suffolk County, Public Improvement
      Project, Ser B, GO, National-RE
      Callable 11/01/15 @ 100
         4.375%, 11/01/18                               1,400,000      1,546,272
                                                                    ------------
                                                                       5,957,862
                                                                    ------------
NORTH CAROLINA -- 0.6%
   Mecklenburg County, Public
      Improvement Project,
      Ser A, GO (A)
      Pre-Refunded @ 100
         4.000%, 02/01/13                               1,000,000      1,087,600
                                                                    ------------
OHIO -- 1.3%
   Ohio State, Common Schools
      Project, Ser A, GO
         5.000%, 09/15/12                               2,000,000      2,185,440
                                                                    ------------
OKLAHOMA -- 1.3%
   Central Oklahoma, Transportation &
      Parking Authority, Parking System
      Project, RB, AMBAC (A)
      Pre-Refunded @ 100
         5.000%, 07/01/13                               1,035,000      1,166,414
   Tulsa County, Independent School
      District No. 9, Combined Purpose
      Project, GO
         4.000%, 04/01/11                               1,000,000      1,024,110
                                                                    ------------
                                                                       2,190,524
                                                                    ------------
OREGON -- 0.6%
   Oregon State, Board of Higher
      Education Project, Ser B, GO
      Callable 08/01/17 @ 100
         4.500%, 08/01/32                               1,000,000      1,027,770
                                                                    ------------
TENNESSEE -- 1.3%
   Montgomery County, GO,
      National-RE FGIC
      Callable 05/01/14 @ 102
         4.750%, 05/01/16                               2,000,000      2,209,840
                                                                    ------------
TEXAS -- 49.1%
   Alvin, Community College District,
      GO, National-RE
      Callable 02/15/15 @ 100
         4.000%, 02/15/16                                 575,000        616,567

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Austin Independent School
      District, GO
      Callable 08/01/19 @ 100
         4.125%, 08/01/21                            $  1,000,000   $  1,071,780
   Austin, Public Improvement
      Project, GO, National-RE FGIC
      Callable 09/01/13 @ 100
         4.250%, 09/01/17                               1,000,000      1,062,760
   Austin, Public Improvement
      Project, Ser 2005, GO,
      National-RE
      Callable 03/01/15 @ 100
         5.000%, 09/01/16                                 500,000        570,195
   Austin, Water & Wastewater
      Authority, Ser A, RB, AMBAC
         5.000%, 11/15/19                               1,000,000      1,178,660
   Bastrop, Independent School
      District, GO, Assured Guaranty
      Callable 02/15/19 @ 100
         5.000%, 02/15/34                               1,000,000      1,043,000
   Bastrop, Independent School
      District, GO, PSF-GTD
      Callable 02/15/17 @ 100
         5.250%, 02/15/32                                 500,000        533,825
   Beaumont, Independent School
      District, School Building Project,
      GO, PSF-GTD
      Callable 02/15/17 @ 100
         5.000%, 02/15/33                                 500,000        524,380
   Capital Area Cultural Education
      Facilities Finance, RB
         5.125%, 04/01/20                                 385,000        391,872
   Carrollton, Farmers Branch
      Independent School District,
      GO, PSF-GTD
      Callable 02/15/14 @ 100
         5.000%, 02/15/17                               1,000,000      1,098,540
   City of Arlington Texas
      Callable 02/15/19 @ 100
         5.000%, 08/15/28                                 250,000        255,570
   City of Austin Texas, RB, AGM
      Callable 11/15/13 @ 100
         5.000%, 11/15/15                               1,505,000      1,648,125
   City of College Station Texas, GO
      Callable 02/15/19 @ 100
         4.500%, 02/15/27                               1,890,000      1,961,858
   City of Greenville Texas, RB
      Callable 02/15/19 @ 100
         5.000%, 02/15/20                               1,000,000      1,110,570
   City of Kyle Texas, GO
         3.500%, 02/15/16                                 625,000        649,869
   City of San Antonio Texas, Ser A, RB
         3.000%, 05/15/12                                 350,000        365,236
   City of Temple Texas, GO
         2.000%, 08/01/12                               1,000,000      1,025,070

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   College Station, GO
      Callable 02/15/18 @ 100
         4.000%, 02/15/19                            $  1,000,000   $  1,085,200
   Dallas County, GO
         5.000%, 08/15/12                               1,000,000      1,091,010
   Dallas, Area Rapid Transit,
      Ser Senior LIEN, RB,
      National-RE FGIC
      Callable 12/01/12 @ 100
         5.000%, 12/01/14                               1,000,000      1,090,230
   Dallas, GO
      Callable 02/15/18 @ 100
         5.000%, 02/15/25                               1,000,000      1,102,710
   Dallas, GO
      Callable 02/15/13 @ 100
         4.500%, 02/15/16                               1,000,000      1,073,700
   Denton Independent School
      District, GO
   Callable 08/15/19 @ 100
         5.000%, 08/15/27                               1,000,000      1,063,460
   Denton, GO, AMBAC
         4.500%, 02/15/13                                 805,000        876,073
   Ector County Hospital District,
      Ser A, RB
         4.000%, 09/15/14                               1,260,000      1,318,363
   El Paso, GO
      Callable 08/15/19 @ 100
         5.500%, 08/15/34                               1,000,000      1,099,220
   El Paso, Water & Sewer Authority,
      RB, National-RE
         5.000%, 03/01/11                               1,000,000      1,024,740
   Elkhart Independent School
      District, GO, Assured Guaranty
      Callable 08/15/19 @ 100
         4.625%, 08/15/30                                 665,000        694,692
   Forney, Independent School District,
      GO, PSF-GTD
      Callable 08/15/17 @ 100
         5.000%, 08/15/38                               1,000,000      1,046,390
   Fort Bend County Municipal Utility
      District No. 25, GO,
      Assured Guaranty
      Callable 10/01/16 @ 100
         5.600%, 10/01/36                               1,000,000      1,033,530
   Fort Bend, GO, National-RE
      Callable 03/01/17 @ 100
         4.750%, 03/01/31                                 500,000        513,330
   Frisco, Independent School District,
      School Building Project,
      Ser A, GO, PSF-GTD
      Callable 08/15/17 @ 100
         5.000%, 08/15/27                                 500,000        543,135
   Galveston, Criminal Justice
      Authority, Ser A, GO, AMBAC (A)
      Pre-Refunded @ 100
         5.250%, 02/01/16                               1,000,000      1,107,990

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Grand Prairie, Independent School
      District, Ser A, GO, PSF-GTD
      Callable 02/15/17 @ 100
         5.000%, 02/15/32                            $  1,000,000   $  1,059,320
   Harris County Cultural Education
      Facilities Finance, RB
         4.000%, 06/01/14                                 500,000        546,095
   Harris County Cultural Education
      Facilities Finance, RB
      Callable 10/01/19 @ 100
         5.500%, 10/01/39                               1,000,000      1,046,030
   Hidalgo County, GO, AMBAC (A)
      Pre-Refunded @ 100
         5.150%, 08/15/10                               2,070,000      2,076,562
   Hurst, Waterworks and Sewer
      Authority, GO
      Callable 08/15/18 @ 100
         5.000%, 08/15/36                               1,000,000      1,040,210
   Irving, Hotel Occupancy
      Project, GO
      Callable 02/15/19 @ 100
         5.000%, 08/15/39                               1,000,000      1,060,530
   Irving, Independent School
      District, School Building Project,
      GO, PSF-GTD
      Callable 02/15/17 @ 100
         5.000%, 02/15/28                                 500,000        535,900
   Jefferson County Health Facilities
      Development, RB,
      AMBAC FHA 242
      Callable 08/15/11 @ 100
         5.200%, 08/15/21                                 985,000      1,004,602
   Klein Independent School
      District, GO
      Callable 08/01/19 @ 100
         5.000%, 08/01/34                                 855,000        886,968
   Lower Colorado, River Authority,
      RB, AMBAC
      Callable 05/15/11 @ 100
         5.000%, 05/15/17                               1,000,000      1,029,420
   Lubbock, GO, National-RE
      Callable 02/15/14 @ 100
         5.000%, 02/15/16                               1,000,000      1,108,620
   Lubbock, Waterworks Authority,
      Waterworks System Surplus
      Project, GO, AGM
         5.000%, 02/15/13                               1,000,000      1,100,760
   Mansfield, Waterworks & Sewer
      Authority, GO, National-RE
      Callable 02/15/12 @ 100
         4.300%, 02/15/19                                 125,000        127,733
   Mesquite Independent School
      District, GO
      Callable 08/15/19 @ 100
         4.375%, 08/15/26                                 560,000        577,063

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   North Texas, Tollway Authority, RB
      Callable 01/01/18 @ 100
         5.750%, 01/01/33                            $  1,000,000   $  1,048,430
   North Texas, Tollway Authority,
      Ser C-CONV, RB
      Callable 01/01/19 @ 100
         5.250%, 01/01/20                               1,250,000      1,369,000
   Nueces County, GO, AMBAC
      Callable 02/15/14 @ 100
         5.000%, 02/15/15                               1,000,000      1,112,610
   Pharr/San Juan/Alamo,
      Independent School District
      Texas, GO, PSF-GTD
      Callable 02/01/18 @ 100
         5.000%, 02/01/33                               1,000,000      1,057,550
   Plano, Refunding &
      Improvement Project, GO
      Callable 09/01/15 @ 100
         4.100%, 09/01/19                               1,000,000      1,060,600
   Pleasant Grove, Independent
      School District, GO, PSF-GTD
      Callable 02/15/17 @ 100
         5.250%, 02/15/32                               1,000,000      1,070,610
   Port Arthur Independent School
      District, GO, Assured Guaranty
      Callable 02/15/19 @ 100
         4.750%, 02/15/39                               1,000,000      1,005,560
   Red River, Educational
      Finance Authority, Hockaday
      School Project, RB
      Callable 05/15/15 @ 100
         4.000%, 05/15/16                               1,000,000      1,068,560
   Rio Grande Valley Health Facilities
      Development, RB, National-RE
      Callable 09/03/10 @ 100
         6.400%, 08/01/18                               1,000,000      1,003,330
   Round Rock, Independent School
      District, School Building
      Project, GO
      Callable 08/01/18 @ 100
         5.000%, 08/01/28                               1,000,000      1,077,750
   Royal, Independent School District,
      School Building Project,
      GO, PSF-GTD
      Callable 02/15/17 @ 100
         4.500%, 02/15/28                                 400,000        413,716
   San Angelo Independent School
      District, Ser A, GO,
      Assured Guaranty
      Callable 02/15/19 @ 100
         5.250%, 02/15/34                               1,000,000      1,056,980
   San Antonio, Electric & Gas
      Authority, RB
      Callable 02/01/15 @ 100
         5.000%, 02/01/18                               1,000,000      1,123,230

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   San Antonio, Hotel Occupancy
      Project, Sub-Ser, RB, AGM
      Callable 08/15/13 @ 100
         4.500%, 08/15/24                            $  1,000,000   $  1,020,140
   San Antonio, Water Systems
      Authority, RB
      Callable 11/15/18 @ 100
         5.375%, 05/15/39                                 500,000        538,885
   San Benito, Consolidated
      Independent School District,
      GO, PSF-GTD
      Callable 02/15/18 @ 100
         5.000%, 02/15/33                               1,000,000      1,059,790
   San Marcos, Tax & Toll Authority,
      GO, AGM
      Callable 08/15/17 @ 100
         5.125%, 08/15/28                                 500,000        538,935
   Spring Branch, Independent
      School District, GO, PSF-GTD
      Callable 02/01/17 @ 100
         5.250%, 02/01/38                               1,000,000      1,064,960
   Spring, Independent School
      District, GO, PSF-GTD
      Callable 02/15/14 @ 100
         5.000%, 02/15/17                               1,000,000      1,115,890
   Spring, Independent School
      District, Schoolhouse Project,
      GO, FGIC
      Callable 08/15/14 @ 100
         4.000%, 08/15/15                               1,400,000      1,523,200
   State of Texas, GO
      Callable 08/01/20 @ 100
         5.000%, 08/01/21                               1,000,000      1,173,450
   State of Texas, GO
      Callable 08/01/19 @ 100
         4.625%, 08/01/30                               1,200,000      1,246,068
   State of Texas, Ser B, GO
      Callable 08/01/18 @ 100
         5.000%, 08/01/26                               2,010,000      2,217,131
   Texas A&M University, Ser B, RB
      Callable 07/01/25 @ 100
         5.000%, 07/01/34                               1,000,000      1,106,690
   Texas Southmost College
      District, GO, AMBAC
      Callable 02/15/15 @ 100
         5.000%, 02/15/22                               1,000,000      1,075,340
   Texas State Public Finance
      Authority Charter School
      Finance, Ser A, RB
      Callable 02/15/20 @ 100
         6.000%, 02/15/30                                 750,000        765,247
   Texas State Technical College
      System, RB, Assured Guaranty
         3.000%, 08/01/13                               1,100,000      1,155,363

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Tomball Hospital Authority, RB
         5.000%, 07/01/13                            $    730,000   $    762,682
   Tyler, Independent School
      District, GO
      Callable 02/15/18 @ 100
         5.000%, 02/15/27                                 500,000        537,610
   University of North Texas,
      Financing System Project, RB
      Callable 04/15/18 @ 100
         5.000%, 04/15/28                                 500,000        539,345
   Waco Health Facilities Development,
      Ser A, RB, National-RE FHA
      Callable 08/01/16 @ 100
         5.000%, 02/01/18                               1,000,000      1,037,160
   Waller, Independent School
      District, School Building Project,
      GO, PSF-GTD
      Callable 02/15/18 @ 100
         5.500%, 02/15/33                               1,000,000      1,096,010
   Webster, Economic Development
      Sales Tax Authority, Refunding &
      Improvement Project, RB, AGM
         4.125%, 09/15/13                               1,075,000      1,177,039
   West Harris County, Regional
      Water Authority, RB, AMBAC
         4.500%, 12/15/13                               1,315,000      1,459,466
   Wylie, GO
      Callable 02/15/18 @ 100
         5.000%, 02/15/28                               1,000,000      1,050,520
   Ysleta, Independent School
      District, School Building Project,
      GO, PSF-GTD
         5.000%, 08/15/14                               1,000,000      1,158,920
                                                                    ------------
                                                                      81,959,230
                                                                    ------------
UTAH -- 2.7%
   Jordan, School District, Ser A, GO
      Callable 12/15/13 @ 100
         4.000%, 06/15/16                               1,000,000      1,067,430
   Salt Lake City, School District, GO
      Callable 03/01/15 @ 100
         4.000%, 03/01/17                               1,000,000      1,079,730
   Utah State, Building Ownership
      Authority, State Facilities Master
      Lease Program, Ser A, RB
      Callable 05/15/14 @ 100
         5.000%, 05/15/18                               1,000,000      1,073,160
   Washington County,
      School District, GO
         4.000%, 03/01/14                               1,225,000      1,358,758
                                                                    ------------
                                                                       4,579,078
                                                                    ------------
VERMONT -- 0.6%
   Vermont State, Ser A, GO (A)
      Pre-Refunded @ 100
         4.250%, 08/01/12                               1,000,000      1,078,170
                                                                    ------------

                                                     Face Amount/
Description                                             Shares          Value
-----------                                          ------------   ------------
VIRGINIA -- 1.6%
   Alexandria, Ser B, GO
         4.000%, 06/15/14                            $  1,000,000   $  1,120,690
   County of Fairfax Virginia, RB
      Callable 07/15/19 @ 100
         4.000%, 07/15/25                               1,500,000      1,568,910
                                                                    ------------
                                                                       2,689,600
                                                                    ------------
WASHINGTON -- 2.6%
   King County, Renton School
      District No. 403, GO, AGM
      Callable 12/01/13 @ 100
         4.125%, 12/01/16                               1,000,000      1,065,350
   King County, Sewer Authority,
      Ser B, RB, National-RE
      Callable 01/01/14 @ 100
         5.000%, 01/01/15                               1,090,000      1,220,527
   Washington State, Ser R-03-A,
      GO, National-RE
      Callable 01/01/12 @ 100
         4.500%, 01/01/13                               1,000,000      1,054,900
   Washington State, Ser R-C,
      GO, National-RE
      Callable 01/01/14 @ 100
         4.500%, 01/01/17                               1,000,000      1,076,470
                                                                    ------------
                                                                       4,417,247
                                                                    ------------
WISCONSIN -- 1.3%
   Wisconsin State, Ser 2, GO,
      National-RE
      Callable 05/01/14 @ 100
         5.000%, 05/01/17                               1,000,000      1,107,220
   Wisconsin State, Ser B, GO,
      AMBAC (A)
      Pre-Refunded @ 100
         5.000%, 05/01/11                               1,000,000      1,035,170
                                                                    ------------
                                                                       2,142,390
                                                                    ------------
   Total Municipal Bonds
      (Cost $151,729,176)                                            160,220,663
                                                                    ------------
CASH EQUIVALENT -- 3.6%
   AIM Tax Free Income Fund,
         0.020%*
      (Cost $6,116,054)                                 6,116,054      6,116,054
                                                                    ------------
   Total Investments -- 99.7%
      (Cost $157,845,230)                                           $166,336,717
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                     FROST MUNICIPAL BOND FUND
                                                       JULY 31, 2010

----------

PERCENTAGES ARE BASED ON NET ASSETS OF $166,767,843.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A)  PRE-REFUNDED SECURITIES -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED
     DATE.

AGM -- ASSURED GUARANTEE MUNICIPAL
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHA -- FEDERAL HOUSING ADMINISTRATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSISTANCE (SAME AS AGM)
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
NATIONAL -- RE (FORMERLY MBIA) -- NATIONAL PUBLIC FINANCE GUARANTEE CORPORATION PSF-GTD -- TEXAS PUBLIC SCHOOL FUND GUARANTEE
RB -- REVENUE BOND
SER -- SERIES
XLCA -- XL CAPITAL ASSURANCE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II        FROST LOW DURATION MUNICIPAL BOND FUND
                                          JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Education                26.6%
General Obligations      26.3%
Transportation            8.5%
Water                     8.1%
Healthcare                8.0%
General Revenue           5.6%
Cash Equivalent           5.3%
Utilities                 4.2%
Power                     3.1%
Industrial Development    2.0%
Public Facilities         1.5%
Airports                  0.4%
Housing                   0.4%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description                                           Face Amount       Value
-----------                                          ------------   ------------
MUNICIPAL BONDS -- 93.8%
ALASKA -- 1.6%
   Juneau City & Borough,
      Ser A, GO, AGM
         4.000%, 06/01/12                            $  1,000,000   $  1,054,110
                                                                    ------------
ARKANSAS -- 1.6%
   Arkansas State, GO (A)
      Pre-Refunded @ 100
         5.000%, 08/01/12                               1,000,000      1,092,000
                                                                    ------------
CALIFORNIA -- 0.4%
   San Francisco City & County
      Airports Commission, RB
         5.000%, 05/01/15                                 250,000        283,155
                                                                    ------------
FLORIDA -- 0.4%
   Florida Housing Finance, Ser A,
      RB, GNMA, FNMA, FHLMC
         1.150%, 07/01/12                                 250,000        247,235
                                                                    ------------
GEORGIA -- 1.1%
   City of Atlanta Georgia, Ser A, RB
         4.000%, 11/01/11                                 200,000        206,326
   Georgia State, Ser D, GO
         4.000%, 08/01/12                                 500,000        535,985
                                                                    ------------
                                                                         742,311
                                                                    ------------
HAWAII -- 0.5%
   Honolulu City & County, Water
      Authority, Ser B, RB, National-RE
         4.000%, 07/01/12                                 305,000        323,925
                                                                    ------------
INDIANA -- 0.2%
   Mount Vernon of Posey County,
      RB, AMBAC
         4.000%, 01/15/13                                 100,000        107,815
                                                                    ------------

Description                                           Face Amount       Value
-----------                                          ------------   ------------
IOWA -- 0.8%
   Des Moines, Ser D, GO
         3.250%, 06/01/13                            $    500,000   $    536,035
                                                                    ------------
MARYLAND -- 0.8%
   Frederick County, GO
         3.750%, 06/01/13                                 500,000        541,260
                                                                    ------------
MICHIGAN -- 1.6%
   Michigan Municipal Bond
      Authority, RB
         3.000%, 10/01/15                               1,000,000      1,071,610
                                                                    ------------
MINNESOTA -- 1.5%
   City of Minneapolis Minnesota,
      GO (B)
         0.300%, 12/01/18                               1,000,000      1,000,000
                                                                    ------------
NEW JERSEY -- 1.6%
   Camden County, Improvement
      Authority, Guarantee Loan
      Capital Program, RB
         3.800%, 01/15/15                               1,000,000      1,073,130
                                                                    ------------
NEW YORK -- 2.0%
   New York City, Ser G, GO
         5.000%, 08/01/11                               1,000,000      1,046,400
   New York State, Tollway Authority,
      Ser H, RB, National-RE
         4.000%, 01/01/11                                 300,000        304,539
                                                                    ------------
                                                                       1,350,939
                                                                    ------------
NORTH CAROLINA -- 1.6%
   North Carolina Eastern Municipal
      Power Agency, Ser B, RB
         3.000%, 01/01/14                               1,000,000      1,035,790
                                                                    ------------
OHIO -- 1.6%
   Ohio State, Highway Capital
      Improvements Authority,
      Ser H, GO
      Callable 05/01/12 @ 102
         5.000%, 05/01/13                               1,000,000      1,091,220
                                                                    ------------
OKLAHOMA -- 1.6%
   Tulsa County, Independent
      School District, GO
         3.500%, 06/01/13                               1,000,000      1,068,590
                                                                    ------------
OREGON -- 0.4%
   Oregon State, Department of
      Administrative Services,
      Ser B, COP, AGM
         4.000%, 11/01/12                                 250,000        267,967
                                                                    ------------
PENNSYLVANIA -- 1.5%
   Allegheny County, Port Authority,
      RB, National-RE FGIC
      Callable 03/01/11 @ 101
         5.375%, 03/01/12                                 935,000        970,399
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II        FROST LOW DURATION MUNICIPAL BOND FUND
                                          JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
PUERTO RICO -- 1.2%
   Government Development Bank for
      Puerto Rico, Ser Senior B, RB
         5.000%, 12/01/14                            $    750,000   $    812,603
                                                                    ------------
SOUTH CAROLINA -- 1.5%
   City of North Charleston South
      Carolina, RB (B)
      Callable 08/04/10 @ 100
         0.400%, 05/01/24                               1,000,000      1,000,000
                                                                    ------------
TENNESSEE -- 1.5%
   Chattanooga Industrial
      Development Board, RB (B) (C)
      Callable 09/01/10 @ 100
         0.270%, 04/01/24                               1,000,000      1,000,000
                                                                    ------------
TEXAS -- 64.4%
   Angleton, Independent School
      District, GO, PSF-GTD
         3.750%, 02/15/14                                 900,000        989,928
   Arlington Independent School
      District, Ser A, GO, PSF-GTD
         5.000%, 02/15/15                                 500,000        581,855
   Arlington, GO
      3.500%, 08/15/13                                    500,000        538,465
   Austin Independent School
      District, GO
         3.000%, 08/01/11                                  50,000         51,240
   Bexar County Hospital
      District, GO
         3.625%, 02/15/14                                 500,000        537,655
   Bexar County, Hospital
      District, GO
         3.250%, 02/15/11                                 420,000        425,053
   Bexar Metropolitan Water
      District, RB
         3.000%, 05/01/13                               1,000,000      1,037,390
   Brownsville, Independent School
      District, School Building Project,
      GO, PSF-GTD
         5.000%, 02/15/11                                 150,000        153,467
   Brownsville, Public Improvement &
      Refunding Project, GO, AGM
         4.000%, 02/15/15                                 500,000        547,880
   Capital Area Cultural Education
      Facilities Finance, RB
         4.000%, 04/01/12                                 350,000        357,434
   City of Austin Texas, RB, AGM (B)
      Callable 11/15/13 @ 200
         5.000%, 11/15/15                               1,000,000      1,095,100
         0.330%, 05/15/24                                 500,000        500,000
   City of Dallas Texas, RB, FSA
      Callable 10/01/13 @ 100
         5.000%, 10/01/16                               1,000,000      1,125,040
   City of Lewisville Texas, RB
         3.000%, 02/15/15                                 560,000        584,881

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   Cleburne, GO, AGM
         4.000%, 02/15/13                            $    500,000   $    537,650
   College Station, Independent
      School District, School Building
      Project, GO, PSF-GTD
         4.250%, 08/15/11                                 800,000        832,152
   Corpus Christi Independent
      School District, Ser A, GO,
      PSF-GTD
         4.000%, 08/15/10                                 100,000        100,115
   Crawford Education Facilities,
      Ser A, RB (B) (C)
      Callable 08/05/10 @ 100
         1.350%, 09/01/39                               2,000,000      2,000,000
   Dallas Area Rapid Transit,
      Ser A, RB
         3.500%, 12/01/15                                 250,000        275,090
   El Paso, Water & Sewer Authority,
      Refunding & Improvement
      Project, RB, AMBAC
         5.000%, 03/01/11                               1,000,000      1,026,980
   Fort Bend County Levee
      Improvement District No. 11, GO
         3.500%, 03/01/14                                 500,000        526,630
   Frisco Independent School District,
      Ser A, GO
         2.500%, 08/15/14                               1,000,000      1,052,210
   Grand Prairie, Refunding &
      Improvement Project, GO, XLCA
         4.125%, 02/15/12                                 250,000        262,697
   Greenville, Electric Utilities
      Systems, RB
         4.000%, 02/15/14                                 420,000        454,016
   Harris County, Cultural
      Education Facilities Finance, RB
         4.000%, 10/01/13                                 500,000        537,930
         4.000%, 06/01/14                                 500,000        546,095
         4.000%, 10/01/16                               1,000,000      1,053,510
   Harris County, Cultural Education
      Facilities Finance, Ser D, RB
         4.000%, 11/15/13                               1,000,000      1,045,970
   Houston, Independent School
      District, GO
         3.600%, 07/15/12                                 250,000        264,647
   Humble, Independent School
      District, GO, PSF-GTD
         2.900%, 06/15/15                               1,000,000      1,071,260
   Katy, Independent School District,
      Ser C, GO, PSF-GTD
         3.300%, 02/15/15                                 325,000        353,506
   La Joya, Independent School
      District, School Building Project,
      GO, PSF-GTD
         3.250%, 02/15/13                                 560,000        596,630

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II        FROST LOW DURATION MUNICIPAL BOND FUND
                                          JULY 31, 2010

Description                                           Face Amount       Value
-----------                                          ------------   ------------
   La Porte, Independent School
      District, GO
         3.000%, 02/15/16                            $    500,000   $    521,780
   Laredo, Community College
      District, GO, AMBAC
         4.375%, 08/01/10                                 100,000        100,000
   Lower Colorado River
      Authority, RB
         3.250%, 05/15/14                                 500,000        537,385
   Lubbock, Wastewater Systems
      Authority, GO, AGM
         3.250%, 02/15/12                                 265,000        274,940
   Lufkin Health Facilities
      Development, RB
         3.600%, 02/15/12                               1,000,000      1,006,070
   McKinney Independent
      School District, GO
         2.000%, 02/15/13                                 800,000        819,536
   McKinney, GO
         3.500%, 08/15/13                                 930,000        998,941
   Mission, Consolidated
      Independent School District,
      GO, PSF-GTD
         3.250%, 02/15/13                               1,010,000      1,076,064
   North Texas Tollway Authority,
      Ser A, RB
         3.200%, 01/01/13                               1,300,000      1,338,961
   Pharr/San Juan/Alamo,
      Independent School District
      Texas, GO, PSF-GTD
         4.000%, 02/01/14                                 500,000        554,255
   Polk County, GO, AGM
         4.000%, 08/15/12                                 200,000        211,698
   Port of Port Arthur, Navigation
      District Authority, Ser A, GO
         4.000%, 03/01/13                               1,000,000      1,066,310
   Robert Lee, Independent
      School District, GO
      Callable 08/15/11 @ 100
         3.000%, 08/15/13                                 585,000        593,096
   San Angelo, Independent
      School District, Ser A, GO,
      Assured Guaranty
         3.000%, 02/15/13                                 500,000        522,495
   San Antonio, Electric & Gas
      Authority, Ser A, RB
         5.000%, 02/01/11                                 100,000        102,317
   State of Texas, GO
         4.000%, 08/01/15                               1,000,000      1,122,360
         3.000%, 12/01/12                               1,640,000      1,732,693
         3.000%, 08/01/16                               1,885,000      2,007,412
   Tarrant County, Cultural Education
      Facilities Finance, Ser C, RB
         3.000%, 07/01/12                               1,000,000      1,018,060

                                                     Face Amount/
Description                                             Shares          Value
-----------                                          ------------   ------------
   Tarrant Regional Water District,
      RB, AGM
      Callable 03/01/13 @ 100
         5.375%, 03/01/16                            $  1,400,000   $  1,557,206
   Texas A&M University, RB
      Callable 07/01/14 @ 100
         4.500%, 07/01/20                               1,000,000      1,071,700
   Texas A&M University,
      Ser C, RB
         3.000%, 05/15/14                                 625,000        671,981
   Tomball Hospital Authority, RB
         5.000%, 07/01/13                                 730,000        762,682
   Uptown Development Authority, TA
         2.900%, 09/01/11                                 500,000        501,150
   Waco, Independent School District,
      GO, PSF-GTD
         4.000%, 08/15/13                                 500,000        548,760
   Williamson County Texas, GO
         3.000%, 02/15/15                               1,000,000      1,063,200
                                                                    ------------
                                                                      42,843,528
                                                                    ------------
 VIRGINIA -- 1.7%
   Alexandria, Ser A, GO
         3.500%, 07/15/13                                 500,000        541,835
   City of Norfolk Virginia, Ser A, GO
         2.500%, 11/01/14                                 545,000        576,997
                                                                    ------------
                                                                       1,118,832
                                                                    ------------
 WISCONSIN -- 2.7%
   Wisconsin Health & Educational
      Facilities Authority, RB
         2.500%, 10/01/12                                 870,000        893,455
   Wisconsin State, Transportation
      Authority, Ser 1, RB, AMBAC
         5.500%, 07/01/11                                 835,000        873,644
                                                                    ------------
                                                                       1,767,099
                                                                    ------------
   Total Municipal Bonds
      (Cost $60,248,956)                                              62,399,553
                                                                    ------------
 CASH EQUIVALENT -- 5.3%
   AIM Tax Free Income Fund,
         0.020%*
      (Cost $3,507,125)                                 3,507,125      3,507,125
                                                                    ------------
   Total Investments -- 99.1%
      (Cost $63,756,081)                                            $ 65,906,678
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II        FROST LOW DURATION MUNICIPAL BOND FUND
                                          JULY 31, 2010

----------
     PERCENTAGES ARE BASED ON NET ASSETS OF $66,496,302.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A)  PRE-REFUNDED SECURITIES -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED
     DATE.

(B) FLOATING RATE INSTRUMENT. THE RATE REFLECTED IS THE RATE IN EFFECT ON JULY 31, 2010.

(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR BANK.

AGM -- ASSURED GUARANTY MUNICIPAL
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSISTANCE (SAME AS AGM)
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
NATIONAL-RE (FORMERLY MBIA) -- NATIONAL PUBLIC FINANCE GUARANTEE CORPORATION PSF-GTD -- TEXAS PUBLIC SCHOOL FUND GUARANTEE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ANTICIPATION NOTE
XLCA -- XL CAPITAL ASSURANCE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II        FROST KEMPNER TREASURY AND INCOME FUND
                                          JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

U.S. Treasury Obligations   86.9%
Cash Equivalent             13.1%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

                                                     Face Amount/
Description                                             Shares          Value
-----------                                          ------------   ------------
U.S. TREASURY OBLIGATIONS -- 86.8%
   U.S. Treasury Inflationary Protection Securities
      3.625%, 04/15/28                               $  1,384,000   $  2,384,131
      3.500%, 01/15/11                                  1,010,000      1,283,811
      2.625%, 07/15/17                                    623,000        740,783
      2.500%, 07/15/16 to 01/15/29                      3,124,000      3,649,437
      2.375%, 04/15/11 to 01/15/25                      2,244,000      2,690,961
      2.125%, 02/15/40                                  1,125,000      1,204,810
      2.000%, 07/15/14                                  1,124,000      1,396,628
      1.875%, 07/15/13                                    671,000        844,484
      1.750%, 01/15/28                                  2,549,000      2,660,229
      1.625%, 01/15/15                                  1,026,000      1,240,470
      1.375%, 07/15/18 to 01/15/20 (A)                  4,594,000      4,786,806
                                                                    ------------
   Total U.S. Treasury Obligations
      (Cost $21,101,023)                                              22,882,550
                                                                    ------------
CASH EQUIVALENTS* -- 18.4%
   BlackRock Liquidity Funds
      Treasury Trust Fund
      Portfolio, 0.000%                                 3,438,687      3,438,687
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                          340,466        340,466
   Federated Prime Obligation
      Fund, 0.249% (B)                                    113,770        113,770
   Fidelity Institutional Prime Money
      Market Fund, 0.211% (B)                             332,495        332,495
   Invesco AIM Liquid Asset Money
      Fund, 0.257% (B)                                    277,079        277,079
   Merrill Lynch Select Institutional
      Fund, 0.270% (B)                                    348,703        348,703
                                                                    ------------
   Total Cash Equivalents
      (Cost $4,851,200)                                                4,851,200
                                                                    ------------

Description                                           Face Amount       Value
-----------                                          ------------   ------------
REPURCHASE AGREEMENTS (B) -- 2.3%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10, repurchase
      price $138,542 (collateralized by
      a Fannie Mae security, par value
      $141,375, 0.000%, 10/25/10; with
      total market value $141,318)                       $138,539   $    138,539
   HSBC Securities
      0.360%, dated 07/30/10, to be
      repurchased on 08/02/10, repurchase
      price $461,813 (collateralized by
      European Investment, Nordic
      Investment & CIE Financement
      securities, ranging in par value
      $18,841-$427,394, 1.875%-2.500%,
      7/23/12-7/15/15; with total
      market value $484,904)                              461,798        461,798
                                                                    ------------
   Total Repurchase Agreements
      (Cost $600,337)                                                    600,337
                                                                    ------------
   Total Investments -- 107.5%
      (Cost $26,552,560)                                            $ 28,334,087
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $26,357,373.

*    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $1,980,687.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $2,012,850.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II              FROST LKCM MULTI-CAP EQUITY FUND
                                                JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Information Technology       21.4%
Energy                       16.8%
Consumer Staples             13.3%
Financials                   11.7%
Industrials                  10.7%
Health Care                   9.4%
Consumer Discretionary        6.5%
Telecommunication Services    4.5%
Materials                     3.2%
Utilities                     2.3%
Cash Equivalent               0.2%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK -- 100.8%
CONSUMER DISCRETIONARY -- 6.6%
   Home Depot                                               5,000   $    142,550
   Kohl's*                                                  1,200         57,228
   PetSmart                                                 3,000         93,150
   Time Warner                                              5,000        157,300
                                                                    ------------
                                                                         450,228
                                                                    ------------
CONSUMER STAPLES -- 13.5%
   Avon Products                                            6,000        186,780
   Coca-Cola                                                4,000        220,440
   Colgate-Palmolive                                        1,400        110,572
   CVS Caremark                                             5,000        153,450
   PepsiCo                                                  2,000        129,820
   Procter & Gamble                                         2,000        122,320
                                                                    ------------
                                                                         923,382
                                                                    ------------
ENERGY -- 16.9%
   Anadarko Petroleum                                       2,500        122,900
   Cabot Oil & Gas                                          3,500        106,645
   Devon Energy                                             1,000         62,490
   EXCO Resources                                           6,900        100,119
   Exxon Mobil                                              1,200         71,616
   National Oilwell Varco                                   3,000        117,480
   Peabody Energy                                           3,000        135,450
   Schlumberger (A)                                         2,500        149,150
   SM Energy (A)                                            4,500        186,390
   Williams                                                 5,500        106,755
                                                                    ------------
                                                                       1,158,995
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
FINANCIALS -- 11.8%
   Bank of New York Mellon (A)                              8,000   $    200,560
   JPMorgan Chase                                           6,000        241,680
   Lazard, Cl A                                             4,000        118,680
   US Bancorp                                               1,000         23,900
   Wells Fargo                                              8,000        221,840
                                                                    ------------
                                                                         806,660
                                                                    ------------
HEALTH CARE -- 9.5%
   Alcon                                                      200         31,016
   Dentsply International                                   6,000        180,120
   Gilead Sciences*                                         5,000        166,600
   PerkinElmer                                              6,000        116,760
   Thermo Fisher Scientific*                                3,500        157,011
                                                                    ------------
                                                                         651,507
                                                                    ------------
INDUSTRIALS -- 10.8%
   Baldor Electric                                          6,000        229,320
   Danaher (A)                                              6,000        230,460
   General Electric                                        10,000        161,200
   Robert Half International                                4,800        120,864
                                                                    ------------
                                                                         741,844
                                                                    ------------
INFORMATION TECHNOLOGY -- 21.6%
   Akamai Technologies*                                     4,500        172,620
   Apple*                                                     700        180,075
   Brocade Communications Systems* (A)                     22,500        111,375
   Cisco Systems*                                           5,000        115,350
   International Business Machines                          1,500        192,600
   Microsoft                                                6,000        154,860
   Nuance Communications* (A)                              17,500        288,925
   Oracle                                                   6,700        158,388
   Western Union                                            6,500        105,495
                                                                    ------------
                                                                       1,479,688
                                                                    ------------
MATERIALS -- 3.2%
   FMC                                                      3,500        218,715
                                                                    ------------
TELECOMMUNICATION SERVICES -- 4.6%
   AT&T                                                    12,000        311,280
                                                                    ------------
UTILITIES -- 2.3%
   MDU Resources Group                                      7,900        156,024
                                                                    ------------
   Total Common Stock
      (Cost $6,037,106)                                                6,898,323
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II              FROST LKCM MULTI-CAP EQUITY FUND
                                                JULY 31, 2010

                                                        Shares/
Description                                           Face Amount       Value
-----------                                          ------------   ------------
CASH EQUIVALENTS** -- 10.6%
   AIM STIT-Government
      & Agency Portfolio, 0.020%                           11,875   $     11,875
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                          171,417        171,417
   Federated Prime Obligation
      Fund, 0.249% (B)                                     57,280         57,280
   Fidelity Institutional Prime Money
      Market Fund, 0.211% (B)                             167,404        167,404
   Invesco AIM Liquid Asset
      Money Fund, 0.257% (B)                              139,503        139,503
   Merrill Lynch Select
      Institutional Fund, 0.270% (B)                      175,564        175,564
                                                                    ------------
   Total Cash Equivalents
      (Cost $723,043)                                                    723,043
                                                                    ------------
REPURCHASE AGREEMENTS (B) -- 4.4%
   Deutsche Bank Securities
      0.200%, dated 07/30/10, to be
      repurchased on 08/02/10, repurchase
      price $69,753 (collateralized by a
      Fannie Mae security, par value
      $71,179, 0.000%, 10/25/10;
      with total market value $71,151)                    $69,752         69,752
   HSBC Securities
      0.360%, dated 07/30/10,
      to be repurchased on 08/02/10,
      repurchase price $232,512
      (collateralized by European
      Investment, Nordic Investment
      & CIE Financement securities,
      ranging in par value
      $9,486-$215,183, 1.875%-2.500%,
      7/23/12-7/15/15; with
      total market value $244,138)                        232,505        232,505
                                                                    ------------
   Total Repurchase Agreements
      (Cost $302,257)                                                    302,257
                                                                    ------------
   Total Investments -- 115.8%
      (Cost $7,062,406)                                             $  7,923,623
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $6,842,409.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $979,928.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $1,013,425.

CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II          FROST LKCM SMALL-MID CAP EQUITY FUND
                                            JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Information Technology       18.8%
Consumer Discretionary       16.3%
Industrials                  15.4%
Cash Equivalent              11.8%
Financials                    9.7%
Health Care                   9.6%
Energy                        7.6%
Materials                     6.8%
Telecommunication Services    2.3%
Consumer Staples              1.7%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description                                             Shares          Value
-----------                                          ------------   ------------
COMMON STOCK -- 92.0%
CONSUMER DISCRETIONARY -- 17.3%
   American Eagle Outfitters                               28,450   $    350,220
   Brunswick (A)                                           23,950        405,234
   Chipotle Mexican Grill, Cl A* (A)                        2,750        406,725
   Dick's Sporting Goods* (A)                              14,550        382,810
   Expedia (A)                                             15,800        358,344
   Life Time Fitness* (A)                                  10,400        378,144
   LKQ* (A)                                                22,050        436,149
   O'Reilly Automotive* (A)                                 8,800        433,664
   Royal Caribbean Cruises* (A)                            17,400        502,164
                                                                    ------------
                                                                       3,653,454
                                                                    ------------
CONSUMER STAPLES -- 1.7%
   Alberto-Culver, Cl B (A)                                12,350        361,484
                                                                    ------------
ENERGY -- 8.7%
   Brigham Exploration*                                    22,500        388,350
   Concho Resources* (A)                                    9,550        572,809
   Core Laboratories                                        6,100        471,225
   SM Energy (A)                                           10,100        418,342
                                                                    ------------
                                                                       1,850,726
                                                                    ------------
FINANCIALS -- 8.7%
   Affiliated Managers Group* (A)                           5,550        393,107
   Genworth Financial, Cl A*                               25,900        351,722
   Raymond James Financial (A)                             12,750        340,170
   Synovus Financial (A)                                  125,250        328,155
   Zions Bancorporation (A)                                19,200        426,048
                                                                    ------------
                                                                       1,839,202
                                                                    ------------

Description                                             Shares          Value
-----------                                          ------------   ------------
HEALTH CARE -- 10.1%
   American Medical Systems Holdings* (A)                  17,500   $    391,300
   Endo Pharmaceuticals Holdings*                          14,050        337,341
   Health Management Associates, Cl A*                     42,800        306,448
   MedAssets* (A)                                          18,250        427,232
   Parexel International*                                  16,300        334,639
   PerkinElmer                                             17,650        343,469
                                                                    ------------
                                                                       2,140,429
                                                                    ------------
INDUSTRIALS -- 18.3%
   Actuant, Cl A                                           18,350        378,377
   AGCO* (A)                                               10,150        352,814
   Ametek                                                   9,550        422,778
   BE Aerospace*                                           16,000        470,400
   Copart*                                                 10,850        395,374
   Gardner Denver                                           7,350        373,160
   Kansas City Southern* (A)                               12,550        460,585
   Robert Half International                               12,200        307,196
   Spirit Aerosystems Holdings, Cl A*                      18,100        368,335
   UTi Worldwide (A)                                       23,350        341,144
                                                                    ------------
                                                                       3,870,163
                                                                    ------------
INFORMATION TECHNOLOGY -- 17.3%
   Akamai Technologies*                                    12,750        489,090
   ANSYS* (A)                                               8,700        391,065
   F5 Networks* (A)                                         5,625        494,044
   Harris                                                  10,500        467,565
   National Instruments                                    10,950        349,305
   Nuance Communications* (A)                              31,000        511,810
   TIBCO Software*                                         42,550        576,978
   Trimble Navigation*                                     13,350        378,739
                                                                    ------------
                                                                       3,658,596
                                                                    ------------
MATERIALS -- 6.0%
   Carpenter Technology                                    11,650        407,168
   Cytec Industries                                         8,500        424,320
   FMC                                                      6,950        434,305
                                                                    ------------
                                                                       1,265,793
                                                                    ------------
TELECOMMUNICATION SERVICES -- 3.9%
   MetroPCS Communications* (A)                            45,650        408,567
   SBA Communications, Cl A*                               11,400        412,452
                                                                    ------------
                                                                         821,019
                                                                    ------------
   Total Common Stock
      (Cost $16,974,141)                                              19,460,866
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II          FROST LKCM SMALL-MID CAP EQUITY FUND
                                            JULY 31, 2010

                                                        Shares/
Description                                           Face Amount       Value
-----------                                          ------------   ------------
 CASH EQUIVALENTS** -- 36.9%
   AIM STIT-Government &
      Agency Portfolio , 0.020%                         1,638,304   $  1,638,304
   Dreyfus Institutional Cash
      Advantage Fund, 0.273% (B)                        1,486,679      1,486,679
   Federated Prime Obligation
      Fund, 0.249% (B)                                    496,786        496,786
   Fidelity Institutional Prime
      Money Market Fund, 0.211% (B)                     1,451,871      1,451,871
   Invesco AIM Liquid Asset
      Money Fund, 0.257% (B)                            1,209,893      1,209,893
   Merrill Lynch Select
      Institutional Fund, 0.270% (B)                    1,522,648      1,522,648
                                                                    ------------
   Total Cash Equivalents
      (Cost $7,806,181)                                                7,806,181
                                                                    ------------
 REPURCHASE AGREEMENTS (B) -- 12.4%
   Deutsche Bank Securities
      0.200%, dated 07/30/10,
      to be repurchased on 08/02/10,
      repurchase price $604,956
      (collateralized by a Fannie
      Mae security, par value
      $617,328, 0.000%, 10/25/10; with
      total market value $617,081)                       $604,946        604,946
   HSBC Securities
      0.360%, dated 07/30/10,
      to be repurchased on 08/02/10,
      repurchase price $2,016,552
      (collateralized by European
      Investment, Nordic Investment &
      CIE Financement securities,
      ranging in par value
      $82,273-$1,866,259,
      1.875%-2.500%,
      7/23/12-7/15/15; with
      total market value $2,117,382)                    2,016,488      2,016,488
                                                                    ------------
   Total Repurchase Agreements
      (Cost $2,621,434)                                                2,621,434
                                                                    ------------
   Total Investments -- 141.3%
      (Cost $27,401,756)                                            $ 29,888,481
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $21,158,836.

*    NON-INCOME PRODUCING SECURITY.

**   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2010. THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2010 WAS $8,538,845.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES ON LOAN. THE TOTAL VALUE OF SUCH SECURITIES AS OF JULY 31, 2010 WAS $8,789,311.

CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                     KEMPNER
                                                                       CORE          DIVIDEND                       MULTI-CAP
                                                                      GROWTH          VALUE         STRATEGIC       DEEP VALUE
                                                                      EQUITY          EQUITY         BALANCED         EQUITY
                                                                       FUND            FUND            FUND            FUND
                                                                  -------------   -------------   -------------   -------------
ASSETS:
   Cost of Investments & Repurchase Agreements ................   $ 258,364,231   $ 280,660,794   $  33,083,828   $ 213,861,241
   Cost of Affiliated Investment ..............................              --              --         309,981              --
                                                                  -------------   -------------   -------------   -------------
   Investments at Value* ......................................   $ 274,173,351   $ 275,884,925   $  29,342,687   $ 172,862,633
   Affiliated Investment at Value .............................              --              --         312,896              --
   Repurchase Agreements at Value .............................      12,893,029      15,688,353       2,506,364       8,460,829
   Cash .......................................................           3,344           8,396              --              --
   Receivable for Capital Shares Sold .........................         408,210         259,613           2,357          36,491
   Receivable for Investment Securities Sold ..................              --         122,739              --         578,334
   Dividends and Interest Receivable ..........................          58,711         319,626          13,436         317,328
   Foreign Tax Reclaim Receivable .............................              --              --              --              --
   Prepaid Expenses ...........................................          24,700          24,855          23,436          23,648
                                                                  -------------   -------------   -------------   -------------
      TOTAL ASSETS ............................................     287,561,345     292,308,507      32,201,176     182,279,263
                                                                  -------------   -------------   -------------   -------------
LIABILITIES:
   Collateral held for Securities on Loan .....................      43,228,571      52,600,910       8,403,496      28,368,008
   Payable for Capital Shares Redeemed ........................         646,259       1,099,713              --         470,863
   Payable for Investment Securities Purchased ................         947,081              --              --         297,375
   Income Distribution Payable ................................              --         121,976              --         286,901
   Payable Due to Investment Adviser ..........................         131,080         128,596          12,603          74,897
   Payable Due to Administrator ...............................          20,166          19,784           1,967          12,694
   Payable Due to Distributor .................................           9,736           7,734           2,166           5,890
   Payable Due to Trustees ....................................           3,057           3,001             299           1,934
   Chief Compliance Officer Fees Payable ......................           1,555           1,527             152             984
   Other Accrued Expenses .....................................          34,782          37,797          29,144          31,494
                                                                  -------------   -------------   -------------   -------------
      TOTAL LIABILITIES .......................................      45,022,287      54,021,038       8,449,827      29,551,040
                                                                  -------------   -------------   -------------   -------------
   NET ASSETS .................................................   $ 242,539,058   $ 238,287,469   $  23,751,349   $ 152,728,223
                                                                  =============   =============   =============   =============
NET ASSETS:
   Paid-in Capital ............................................   $ 246,107,759   $ 252,907,596   $  28,813,403   $ 194,668,726
   Undistributed (Distributions in Excess of) Net Investment
      Income ..................................................         194,379          (4,595)          9,272            (774)
   Accumulated Net Realized Loss on Investments ...............     (32,465,229)    (25,528,016)     (3,839,464)     (9,401,950)
   Net Unrealized Appreciation (Depreciation) on Investments ..      28,702,149      10,912,484      (1,231,862)    (32,537,779)
                                                                  -------------   -------------   -------------   -------------
   NET ASSETS .................................................   $ 242,539,058   $ 238,287,469   $  23,751,349   $ 152,728,223
                                                                  =============   =============   =============   =============
INSTITUTIONAL CLASS SHARES:
   Net Assets .................................................   $ 195,304,356   $ 198,506,484   $  12,976,280   $ 125,362,738
   Outstanding Shares of Beneficial Interest
      (unlimited authorization - no par value) ................      23,798,810      24,705,818       1,359,573      15,885,613
   NET ASSET VALUE, Offering and Redemption Price Per Share ...   $        8.21   $        8.03   $        9.54   $        7.89
                                                                  =============   =============   =============   =============
CLASS A SHARES:
   Net Assets .................................................   $  47,234,702   $  39,780,985   $  10,775,069   $  27,365,485
   Outstanding Shares of Beneficial Interest
      (unlimited authorization - no par value) ................       5,765,903       4,953,273       1,129,393       3,467,461
   NET ASSET VALUE, Redemption Price Per Share ................   $        8.19   $        8.03   $        9.54   $        7.89
                                                                  =============   =============   =============   =============
   Maximum Offering Price Per Share - Class A .................   $        8.69   $        8.52   $       10.12   $        8.37
                                                                  =============   =============   =============   =============
                                                                   ($8.19/94.25%)  ($8.03/94.25%)  ($9.54/94.25%)  ($7.89/94.25%)
   *  Includes Market Value of Securities on Loan .............   $  42,175,276   $  51,315,082   $   8,229,397   $  27,649,813
                                                                  =============   =============   =============   =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                FROST FUNDS
                                                                  JULY 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                         LOW             TOTAL
                                                                     SMALL CAP     INTERNATIONAL      DURATION          RETURN
                                                                       EQUITY          EQUITY           BOND             BOND
                                                                        FUND            FUND            FUND             FUND
                                                                   -------------   -------------   --------------   --------------
ASSETS:
   Cost of Investments & Repurchase Agreements .................   $ 190,941,916   $ 255,172,621   $  193,897,877   $  409,630,039
                                                                   -------------   -------------   --------------   --------------
   Investments at Value* .......................................   $ 183,297,089   $ 269,100,208   $  199,883,128   $  411,125,864
   Repurchase Agreements at Value ..............................       7,257,776       3,187,861        2,305,518        9,176,241
   Receivable for Capital Shares Sold ..........................         544,953         619,041          441,544        4,669,277
   Receivable for Investment Securities Sold ...................         978,668              --            8,395        1,173,064
   Dividends and Interest Receivable ...........................          14,927         212,713        1,289,870        3,317,958
   Foreign Tax Reclaim Receivable ..............................              --         128,645               --               --
   Unrealized gain on forward foreign currency contracts .......              --         175,136               --               --
   Prepaid Expenses ............................................          23,454          24,086           26,139           27,991
                                                                   -------------   -------------   --------------   --------------
       TOTAL ASSETS ............................................     192,116,867     273,447,690      203,954,594      429,490,395
                                                                   -------------   -------------   --------------   --------------
LIABILITIES:
   Collateral held for Securities on Loan ......................      24,334,335      10,688,464        7,730,086       30,766,688
   Payable for Investment Securities Purchased .................       2,862,938       3,305,590               --          990,000
   Payable for Capital Shares Redeemed .........................           8,133          76,826          135,207          543,572
   Income Distribution Payable .................................              --              --          408,379        1,500,692
   Payable to custodian for foreign currency+ ..................              --         221,980               --               --
   Unrealized loss on foreign currency contracts ...............              --       1,218,663               --               --
   Payable Due to Investment Adviser ...........................         125,179         196,921           56,454          116,487
   Payable Due to Administrator ................................          13,228          21,172           16,130           33,282
   Payable Due to Distributor ..................................           4,941           7,994            6,381           15,544
   Payable Due to Trustees .....................................           1,985           3,213            2,448            5,032
   Chief Compliance Officer Fees Payable .......................           1,010           1,635            1,245            2,560
   Other Accrued Expenses ......................................          65,680          55,815           39,742           50,712
                                                                   -------------   -------------   --------------   --------------
      TOTAL LIABILITIES ........................................      27,417,429      15,798,273        8,396,072       34,024,569
                                                                   -------------   -------------   --------------   --------------
   NET ASSETS ..................................................   $ 164,699,438   $ 257,649,417   $  195,558,522   $  395,465,826
                                                                   =============   =============   ==============   ==============
NET ASSETS:
   Paid-in Capital .............................................   $ 176,709,500   $ 275,646,247   $  186,591,867   $  375,911,979
   Undistributed Net Investment Income .........................              --       1,943,802           57,524           66,520
   Accumulated Net Realized Gain (Loss) on Investments .........     (11,623,011)    (36,021,878)         618,362        8,815,261
   Net Unrealized Appreciation (Depreciation) on Investments ...        (387,051)     17,115,448        8,290,769       10,672,066
   Net Unrealized Depreciation on Foreign Currency Contracts,
      Foreign Currencies and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies ............              --      (1,034,202)              --               --
                                                                   -------------   -------------   --------------   --------------
   NET ASSETS ..................................................   $ 164,699,438   $ 257,649,417   $  195,558,522   $  395,465,826
                                                                   =============   =============   ==============   ==============
INSTITUTIONAL CLASS SHARES:
   Net Assets ..................................................   $ 140,224,078   $ 218,996,331   $  165,333,246   $  319,147,290
   Outstanding Shares of Beneficial Interest
       (unlimited authorization - no par value) ................      18,619,123      28,121,675       15,490,817       29,798,604
   NET ASSET VALUE, Offering and Redemption Price Per Share++ ..   $        7.53   $        7.79   $        10.67   $        10.71
                                                                   =============   =============   ==============   ==============
CLASS A SHARES:
   Net Assets ..................................................   $  24,475,360   $  38,653,086   $   30,225,276   $   76,318,536
   Outstanding Shares of Beneficial Interest
      (unlimited authorization - no par value) .................       3,265,680       4,971,943        2,832,193        7,126,681
   NET ASSET VALUE, Redemption Price Per Share++ ...............   $        7.49   $        7.77   $        10.67   $        10.71
                                                                   =============   =============   ==============   ==============
   Maximum Offering Price Per Share - Class A ..................   $        7.95   $        8.24   $        11.00   $        11.21
                                                                   =============   =============   ==============   ==============
                                                                    ($7.49/94.25%)  ($7.77/94.25%)  ($10.67/97.00%)  ($10.71/95.50%)
   *Includes Market Value of Securities on Loan ................   $  22,459,411   $  10,378,163   $    7,605,591   $   30,093,328
                                                                   =============   =============   ==============   ==============

+ PROCEEDS FROM OVERDRAFT OF FOREIGN CURRENCY FOR THE INTERNATIONAL EQUITY FUND WAS $(221,980).

++ THE INTERNATIONAL EQUITY FUND CHARGES REDEMPTION FEES. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            LOW           KEMPNER                     LKCM
                                                                         DURATION        TREASURY       LKCM         SMALL-
                                                        MUNICIPAL        MUNICIPAL          AND       MULTI-CAP     MID CAP
                                                           BOND            BOND           INCOME       EQUITY        EQUITY
                                                           FUND            FUND            FUND         FUND          FUND
                                                     --------------   --------------   -----------   ----------   -----------
ASSETS:
   Cost of Investments & Repurchase Agreements ...   $  157,845,230   $   63,756,081   $26,552,560   $7,062,406   $27,401,756
                                                     --------------   --------------   -----------   ----------   -----------
   Investments at Value* .........................   $  166,336,717   $   65,906,678   $27,733,750   $7,621,366   $27,267,047
   Repurchase Agreements at Value ................               --               --       600,337      302,257     2,621,434
   Cash ..........................................               --               --            --          300            --
   Dividends and Interest Receivable .............        2,232,620          650,634        55,224        9,424         5,113
   Receivable for Capital Shares Sold ............          184,263          167,102            --           --        78,360
   Foreign Tax Reclaim Receivable ................               --               --            --           --           433
   Prepaid Expenses ..............................           23,003           22,411        16,027       15,796        17,529
                                                     --------------   --------------   -----------   ----------   -----------
      TOTAL ASSETS ...............................      168,776,603       66,746,825    28,405,338    7,949,143    29,989,916
                                                     --------------   --------------   -----------   ----------   -----------
LIABILITIES:
   Collateral held for Securities on Loan ........               --               --     2,012,850    1,013,425     8,789,311
   Payable for Capital Shares Redeemed ...........          149,573           99,903            --       68,882            --
   Payable for Investment Securities Purchased ...        1,318,363               --            --           --            --
   Income Distribution Payable ...................          428,133           93,970            --           --            --
   Payable Due to Investment Adviser .............           56,050           16,531         7,809          174        15,438
   Payable Due to Administrator ..................           14,012            5,510         2,231          590         1,715
   Payable Due to Trustees .......................            2,106              822           339           91           259
   Chief Compliance Officer Fees Payable .........            1,072              418           173           46           132
   Payable Due to Distributor ....................              162              130            --           --            --
   Other Accrued Expenses ........................           39,289           33,239        24,563       23,526        24,225
                                                     --------------   --------------   -----------   ----------   -----------
      TOTAL LIABILITIES ..........................        2,008,760          250,523     2,047,965    1,106,734     8,831,080
                                                     --------------   --------------   -----------   ----------   -----------
   NET ASSETS ....................................   $  166,767,843   $   66,496,302   $26,357,373   $6,842,409   $21,158,836
                                                     ==============   ==============   ===========   ==========   ===========
NET ASSETS:
   Paid-in Capital ...............................   $  158,133,382   $   64,315,451   $24,370,619   $6,893,730   $22,090,188
   Undistributed Net Investment Income ...........           33,429            8,607        39,934        4,532            --
   Accumulated Net Realized Gain (Loss) on
      Investments ................................          109,545           21,647       165,293     (917,070)   (3,418,077)
   Net Unrealized Appreciation on Investments ....        8,491,487        2,150,597     1,781,527      861,217     2,486,725
                                                     --------------   --------------   -----------   ----------   -----------
   NET ASSETS ....................................   $  166,767,843   $   66,496,302   $26,357,373   $6,842,409   $21,158,836
                                                     ==============   ==============   ===========   ==========   ===========
INSTITUTIONAL CLASS SHARES:
   Net Assets ....................................   $  165,952,130   $   65,841,117   $26,357,373   $6,842,409   $21,158,836
   Outstanding Shares of Beneficial Interest
      (unlimited authorization - no par value) ...       15,797,528        6,361,876     2,500,469      887,468     2,249,856
   NET ASSET VALUE, Offering and Redemption
      Price Per Share ............................   $        10.50   $        10.35   $     10.54   $     7.71   $      9.40
                                                     ==============   ==============   ===========   ==========   ===========
CLASS A SHARES:
   Net Assets ....................................   $      815,713   $      655,185   $        --   $       --   $        --
   Outstanding Shares of Beneficial Interest
       (unlimited authorization - no par value) ..           77,680           63,311            --           --            --
   NET ASSET VALUE, Redemption
       Price Per Share ...........................   $        10.50   $        10.35   $        --   $       --   $        --
                                                     ==============   ==============   ===========   ==========   ===========
   Maximum Offering Price Per Share - Class A ....   $        10.99   $        10.64   $        --   $       --   $        --
                                                     ==============   ==============   ===========   ==========   ===========
                                                      ($10.50/95.50%)  ($10.35/97.25%)
   *Includes Market Value of Securities on Loan ..   $           --   $           --   $ 1,980,687   $  979,928   $ 8,538,845
                                                     ==============   ==============   ===========   ==========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            FROST FUNDS
                                                              FOR THE YEAR ENDED
                                                              JULY 31, 2010

STATEMENTS OF OPERATIONS

                                                                                                        KEMPNER
                                                                 CORE        DIVIDEND                  MULTI-CAP
                                                                GROWTH        VALUE       STRATEGIC    DEEP VALUE
                                                                EQUITY        EQUITY       BALANCED      EQUITY
                                                                 FUND          FUND          FUND         FUND
                                                             -----------   -----------   ----------   -----------
INVESTMENT INCOME:
   Dividend Income .......................................   $ 2,914,819   $ 5,991,851   $  625,325   $ 4,149,757
   Dividend Income from Affiliated Investment ............            --            --        7,497            --
   Security Lending Income ...............................         8,441        13,234        4,195         4,879
   Foreign Taxes Withheld ................................       (13,946)     (172,549)        (586)      (63,378)
                                                             -----------   -----------   ----------   -----------
   TOTAL INVESTMENT INCOME ...............................     2,909,314     5,832,536      636,431     4,091,258
                                                             -----------   -----------   ----------   -----------
EXPENSES:
   Investment Advisory Fees ..............................     2,057,222     1,752,876      152,179       908,228
   Administration Fees ...................................       257,150       219,108       21,740       153,935
   Distribution Fees -- Class A ..........................       121,413        76,959       22,355        69,073
   Trustees' Fees ........................................        14,910        12,773        1,270         9,016
   Chief Compliance Officer Fees .........................         7,016         5,933          625         4,306
   Transfer Agent Fees ...................................        59,164        58,180       47,172        53,855
   Professional Fees .....................................        39,957        36,230       20,338        31,546
   Registration Fees .....................................        25,838        28,176       24,242        23,322
   Printing Fees .........................................        15,346        13,271        1,620         9,344
   Custodian Fees ........................................        10,234         8,823        5,000         6,178
   Insurance and Other Expenses ..........................        15,978        13,341        8,420        11,218
                                                             -----------   -----------   ----------   -----------
   TOTAL EXPENSES ........................................     2,624,228     2,225,670      304,961     1,280,021
      Less: Investment Advisory Fees Waived ..............      (385,730)     (328,665)     (12,446)           --
            Fees Paid Indirectly .........................           (13)          (70)          (8)           (7)
                                                             -----------   -----------   ----------   -----------
   NET EXPENSES ..........................................     2,238,485     1,896,935      292,507     1,280,014
                                                             -----------   -----------   ----------   -----------
   NET INVESTMENT INCOME .................................       670,829     3,935,601      343,924     2,811,244
                                                             -----------   -----------   ----------   -----------
Net Realized Gain (Loss) from Security Transactions ......    12,447,012     4,330,383     (998,828)   (4,070,825)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ........................................     6,308,797     8,252,497    2,903,381    17,840,615
Net Change in Unrealized Appreciation on
   Affiliated Investment .................................            --            --        2,914            --
                                                             -----------   -----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........    18,755,809    12,582,880    1,907,467    13,769,790
                                                             -----------   -----------   ----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $19,426,638   $16,518,481   $2,251,391   $16,581,034
                                                             ===========   ===========   ==========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            FROST FUNDS
                                                              FOR THE YEAR ENDED
                                                              JULY 31, 2010

STATEMENTS OF OPERATIONS


                                                                SMALL                          LOW          TOTAL
                                                                 CAP       INTERNATIONAL     DURATION      RETURN
                                                                EQUITY         EQUITY          BOND          BOND
                                                                FUND            FUND           FUND          FUND
                                                            ------------   -------------   -----------   -----------
INVESTMENT INCOME:
   Dividend Income ......................................   $    880,442    $ 5,537,218    $     2,713   $     3,398
   Interest Income ......................................             --             --      7,180,906    22,833,775
   Security Lending Income ..............................          8,464         92,645          2,146         4,392
   Foreign Taxes Withheld ...............................             --       (452,814)            --            --
                                                            ------------    -----------    -----------   -----------
   TOTAL INVESTMENT INCOME ..............................        888,906      5,177,049      7,185,765    22,841,565
                                                            ------------    -----------    -----------   -----------
EXPENSES:
   Investment Advisory Fees .............................      1,222,820      2,331,403        885,717     1,755,258
   Administration Fees ..................................        126,217        250,709        177,142       351,049
   Distribution Fees - Class A ..........................         51,531        104,795         68,606       179,795
   Trustees' Fees .......................................          7,500         14,507         10,407        20,245
   Chief Compliance Officer Fees ........................          3,603          6,881          4,947         9,564
   Transfer Agent Fees ..................................         53,038         58,372         54,798        63,342
   Professional Fees ....................................         88,924         38,829         32,513        47,406
   Registration Fees ....................................         24,755         25,645         28,725        33,879
   Printing Fees ........................................         13,990         15,003         10,907        20,670
   Custodian Fees .......................................          5,113        142,431          7,162        14,127
   Insurance and Other Expenses .........................          8,360         18,727         24,805        45,035
                                                            ------------    -----------    -----------   -----------
   TOTAL EXPENSES .......................................      1,605,851      3,007,302      1,305,729     2,540,370
      Less: Investment Advisory Fees Waived .............             --             --       (292,744)     (473,978)
            Less: Fees paid indirectly ..................            (13)           (14)           (13)          (15)
                                                            ------------    -----------    -----------   -----------
   NET EXPENSES .........................................      1,605,838      3,007,288      1,012,972     2,066,377
                                                            ------------    -----------    -----------   -----------
   NET INVESTMENT INCOME (LOSS) .........................       (716,932)     2,169,761      6,172,793    20,775,188
                                                            ------------    -----------    -----------   -----------
Net Realized Gain (Loss) From Security Transactions .....     26,924,455     (5,700,624)     1,001,129     9,609,725
Net Realized Loss on Foreign Currency Transactions ......             --       (250,588)            --            --
Net Change in Unrealized Appreciation (Depreciation)
   on Investments .......................................    (17,117,839)    22,632,854      4,213,074    10,882,921
Net Change in Unrealized Depreciation on Foreign Currency
   and Translation of Other Assets and Liabilities
   Denominated in Foreign Currencies ....................             --       (874,132)            --            --
                                                            ------------    -----------    -----------   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .........      9,806,616     15,807,510      5,214,203    20,492,646
                                                            ------------    -----------    -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  9,089,684    $17,977,271    $11,386,996   $41,267,834
                                                            ============    ===========    ===========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            FROST FUNDS
                                                              FOR THE YEAR ENDED
                                                              JULY 31, 2010

STATEMENTS OF OPERATIONS

                                                                        LOW        KEMPNER                    LKCM
                                                                     DURATION     TREASURY       LKCM        SMALL-
                                                        MUNICIPAL    MUNICIPAL       AND      MULTI-CAP     MID CAP
                                                          BOND         BOND        INCOME       EQUITY       EQUITY
                                                          FUND         FUND         FUND         FUND        FUND
                                                       ----------   ----------   ----------   ---------   ----------
INVESTMENT INCOME:
   Interest Income .................................   $5,970,277   $1,610,210   $  939,228   $     --    $       --
   Dividend Income .................................        1,120        1,728          782    122,254        73,032
   Security Lending Income .........................           --           --          154        176         1,519
   Foreign Taxes Withheld ..........................           --           --           --       (254)         (775)
                                                       ----------   ----------   ----------   --------    ----------
   TOTAL INVESTMENT INCOME .........................    5,971,397    1,611,938      940,164    122,176        73,776
                                                       ----------   ----------   ----------   --------    ----------
EXPENSES:
   Investment Advisory Fees ........................      777,976      305,839       92,608     64,922       141,407
   Administration Fees .............................      155,594       61,167       26,459      8,656        15,712
   Trustees' Fees ..................................        8,961        3,525        1,543        502           912
   Chief Compliance Officer Fees ...................        4,303        1,697          750        270           447
   Distribution Fees - Class A .....................        1,750        1,513           --         --            --
   Transfer agent Fees .............................       53,700       49,140       24,354     23,521        23,857
   Professional Fees ...............................       31,712       23,672       20,826     19,328        19,787
   Registration Fees ...............................       24,746       21,826        7,652      7,210         6,811
   Printing Fees ...................................        9,280        3,835        1,835        966         1,358
   Custodian Fees ..................................        6,186        5,000        5,000      5,000         5,000
   Interest Expense on Borrowings ..................           --           --           --         41            --
   Insurance and Other Expenses ....................       36,536       20,994        6,367      3,495         3,606
                                                       ----------   ----------   ----------   --------    ----------
   TOTAL EXPENSES ..................................    1,110,744      498,208      187,394    133,911       218,897
      Less: Investment Advisory Fees Waived ........     (155,594)    (122,337)          --    (17,004)           --
      Less: Fees Paid Indirectly ...................           (4)          (5)          (2)        (4)           (5)
                                                       ----------   ----------   ----------   --------    ----------
   NET EXPENSES ....................................      955,146      375,866      187,392    116,903       218,892
                                                       ----------   ----------   ----------   --------    ----------
   NET INVESTMENT INCOME (LOSS) ....................    5,016,251    1,236,072      752,772      5,273      (145,116)
                                                       ----------   ----------   ----------   --------    ----------
Net Realized Gain From Security Transactions .......      118,342       21,647      346,208    925,910     1,016,916
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ..................................    3,248,463      698,260      952,560     15,621     2,764,144
                                                       ----------   ----------   ----------   --------    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....    3,366,805      719,907    1,298,768    941,531     3,781,060
                                                       ----------   ----------   ----------   --------    ----------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................   $8,383,056   $1,955,979   $2,051,540   $946,804    $3,635,944
                                                       ==========   ==========   ==========   ========    ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          CORE GROWTH EQUITY FUND
                                                                        ---------------------------
                                                                         YEAR ENDED     YEAR ENDED
                                                                          JULY 31,       JULY 31,
                                                                            2010           2009
                                                                        ------------   ------------
OPERATIONS:
   Net Investment Income ............................................   $    670,829   $    681,110
   Net Realized Gain (Loss) on Investments ..........................     12,447,012    (41,915,725)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Affiliated Investment ......................      6,308,797     (4,258,004)
                                                                        ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................................     19,426,638    (45,492,619)
                                                                        ------------   ------------
DIVIDENDS:
   Net Investment Income:
      Institutional Class Shares ....................................       (742,751)      (432,515)
      Class A Shares ................................................        (65,252)       (55,763)
   Realized Capital Gains:
      Institutional Class Shares ....................................             --             --
      Class A Shares ................................................             --             --
                                                                        ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................       (808,003)      (488,278)
                                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ........................................................     48,113,015     47,484,902
      In Lieu of Dividends ..........................................          7,853            166
      Redeemed ......................................................    (57,217,564)   (30,902,152)
                                                                        ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM INSTITUTIONAL
      CLASS SHARE TRANSACTIONS ......................................     (9,096,696)    16,582,916
                                                                        ------------   ------------
   CLASS A SHARES:
      Issued ........................................................     12,282,888     20,320,227
      In Lieu of Dividends ..........................................         44,219         54,657
      Redeemed ......................................................    (11,935,039)   (10,528,665)
                                                                        ------------   ------------
   NET INCREASE IN NET ASSETS FROM
      CLASS A SHARE TRANSACTIONS ....................................        392,068      9,846,219
                                                                        ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ....................................     (8,704,628)    26,429,135
                                                                        ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................      9,914,007    (19,551,762)
                                                                        ------------   ------------
NET ASSETS:
   Beginning of Year ................................................    232,625,051    252,176,813
                                                                        ------------   ------------
   End of Year ......................................................   $242,539,058   $232,625,051
                                                                        ============   ============
   Undistributed (Distributions in Excess of)
      Net Investment Income .........................................   $    194,379   $    331,553
                                                                        ============   ============
SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ........................................................      5,785,144      6,752,769
      In Lieu of Dividends ..........................................            926             26
      Redeemed ......................................................     (6,828,147)    (4,499,881)
                                                                        ------------   ------------
   TOTAL INCREASE (DECREASE) IN INSTITUTIONAL CLASS SHARES ..........
                                                                          (1,042,077)     2,252,914
                                                                        ------------   ------------
   CLASS A SHARES: ..................................................
      Issued ........................................................      1,455,174      2,890,110
      In Lieu of Dividends ..........................................          5,220          8,745
      Redeemed ......................................................     (1,450,213)    (1,544,050)
                                                                        ------------   ------------
   TOTAL INCREASE IN CLASS A SHARES .................................         10,181      1,354,805
                                                                        ------------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING ....................     (1,031,896)     3,607,719
                                                                        ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS




  DIVIDEND VALUE EQUITY FUND          STRATEGIC BALANCED FUND
------------------------------    ------------------------------
  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
    JULY 31,         JULY 31,         JULY 31,        JULY 31,
     2010             2009              2010            2009
-------------    -------------    -------------    -------------
$   3,935,601    $   4,263,955    $     343,924    $     811,197
    4,330,383      (29,803,788)        (998,828)      (1,261,885)
    8,252,497        3,431,133        2,906,295       (2,922,871)
-------------    -------------    -------------    -------------
   16,518,481      (22,108,700)       2,251,391       (3,373,559)
-------------    -------------    -------------    -------------
   (3,455,917)      (3,901,349)        (213,613)        (589,151)
     (484,124)        (361,918)        (124,194)        (200,647)
           --       (2,837,865)              --               --
           --         (278,552)              --               --
-------------    -------------    -------------    -------------
   (3,940,041)      (7,379,684)        (337,807)        (789,798)
-------------    -------------    -------------    -------------
   58,360,071       61,577,933        1,188,935          696,291
       28,523           79,343               --               --
  (29,769,531)     (22,281,756)      (1,450,877)      (9,146,277)
-------------    -------------    -------------    -------------
   28,619,063       39,375,520         (261,942)      (8,449,986)
-------------    -------------    -------------    -------------
   26,247,969       11,111,957        4,347,648        1,089,687
      258,954          603,083          123,392          197,934
   (5,578,030)      (2,704,527)        (949,450)        (916,368)
-------------    -------------    -------------    -------------
   20,928,893        9,010,513        3,521,590          371,253
-------------    -------------    -------------    -------------
   49,547,956       48,386,033        3,259,648       (8,078,733)
-------------    -------------    -------------    -------------
   62,126,396       18,897,649        5,173,232      (12,242,090)
-------------    -------------    -------------    -------------
  176,161,073      157,263,424       18,578,117       30,820,207
-------------    -------------    -------------    -------------
$ 238,287,469    $ 176,161,073    $  23,751,349    $  18,578,117
=============    =============    =============    =============
$      (4,595)   $        (155)   $       9,272    $       3,155
=============    =============    =============    =============
    7,071,827        8,543,998          126,588           78,900
        3,558           11,921               --               --
   (3,605,731)      (3,213,018)        (155,478)      (1,144,624)
-------------    -------------    -------------    -------------
    3,469,654        5,342,901          (28,890)      (1,065,724)
-------------    -------------    -------------    -------------
    3,164,138        1,547,162          462,771          137,846
       32,199           89,892           13,195           25,379
     (696,313)        (390,770)        (100,949)        (111,485)
-------------    -------------    -------------    -------------
    2,500,024        1,246,284          375,017           51,740
-------------    -------------    -------------    -------------
    5,969,678        6,589,185          346,127       (1,013,984)
=============    =============    =============    =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      KEMPNER MULTI-CAP DEEP
                                                                                        VALUE EQUITY FUND
                                                                                   ---------------------------
                                                                                    YEAR ENDED     YEAR ENDED
                                                                                     JULY 31,       JULY 31,
                                                                                       2010           2009
                                                                                   ------------   ------------
OPERATIONS:
   Net Investment Income (Loss) ................................................   $  2,811,244   $  4,104,530
   Net Realized Gain (Loss) on Investments .....................................     (4,070,825)    (5,078,978)
   Net Realized Gain (Loss) on Foreign Currency Transactions ...................             --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments .........     17,840,615    (31,016,125)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign
      Currencies and Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies ........................................             --             --
                                                                                   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................................     16,581,034    (31,990,573)
                                                                                   ------------   ------------
DIVIDENDS:
   Net Investment Income:
      Institutional Class Shares ...............................................     (2,462,020)    (3,518,160)
      Class A Shares ...........................................................       (471,499)      (715,190)
   Realized Capital Gains:
      Institutional Class Shares ...............................................             --     (2,348,882)
      Class A Shares ...........................................................             --       (509,721)
                                                                                   ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................................     (2,933,519)    (7,091,953)
                                                                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ...................................................................     13,007,472     10,154,553
      In Lieu of Dividends .....................................................          8,885          3,591
      Redeemed .................................................................    (18,090,637)   (12,601,464)
                                                                                   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM INSTITUTIONAL
      CLASS SHARE TRANSACTIONS .................................................     (5,074,280)    (2,443,320)
                                                                                   ------------   ------------
   CLASS A SHARES:
      Issued ...................................................................      3,375,373      3,807,638
      In Lieu of Dividends .....................................................        392,032      1,207,562
      Redeemed .................................................................     (5,128,650)    (6,525,881)
                                                                                   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CLASS A SHARE TRANSACTIONS ...............................................     (1,361,245)    (1,510,681)
                                                                                   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............................................     (6,435,525)    (3,954,001)
                                                                                   ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................      7,211,990    (43,036,527)
                                                                                   ------------   ------------
NET ASSETS:
   Beginning of year ...........................................................    145,516,233    188,552,760
                                                                                   ------------   ------------
   End of year .................................................................   $152,728,223   $145,516,233
                                                                                   ============   ============
   Undistributed (Distributions in Excess of) Net Investment Income ............   $       (774)  $     (1,727)
                                                                                   ============   ============
SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ...................................................................      1,618,958      1,566,407
      In Lieu of Dividends .....................................................          1,121            563
      Redeemed .................................................................     (2,295,582)    (1,919,082)
                                                                                   ------------   ------------
   TOTAL INCREASE (DECREASE) IN INSTITUTIONAL CLASS SHARES: ....................       (675,503)      (352,112)
                                                                                   ------------   ------------
   CLASS A SHARES:
      Issued ...................................................................        419,105        582,388
      In Lieu of Dividends .....................................................         49,927        184,817
      Redeemed .................................................................       (653,195)      (972,545)
                                                                                   ------------   ------------
   TOTAL INCREASE (DECREASE) IN CLASS A SHARES .................................       (184,163)      (205,340)
                                                                                   ------------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING ...............................       (859,666)      (557,452)
                                                                                   ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS


   SMALL CAP EQUITY FUND       INTERNATIONAL EQUITY FUND
---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  JULY 31,       JULY 31,       JULY 31,       JULY 31,
    2010           2009           2010           2009
------------   ------------   ------------   ------------

$   (716,932)  $   (263,037)  $  2,169,761   $  2,175,286
  26,924,455    (37,775,804)    (5,700,624)   (29,439,593)
          --             --       (250,588)     3,836,031
 (17,117,839)    11,506,271     22,632,854    (22,341,412)


          --             --       (874,132)       129,060
------------   ------------   ------------   ------------

   9,089,684    (26,532,570)    17,977,271    (45,640,628)
------------   ------------   ------------   ------------


          --             --       (366,526)    (4,320,133)
          --             --             --       (799,336)

          --       (663,959)            --             --
          --       (185,922)            --             --
------------   ------------   ------------   ------------
          --       (849,881)      (366,526)    (5,119,469)
------------   ------------   ------------   ------------


  70,927,245     49,907,780     63,427,606     51,753,299
          --         10,046          5,918            205
 (18,137,026)   (13,229,413)   (41,216,069)   (56,865,343)
------------   ------------   ------------   ------------

  52,790,219     36,688,413     22,217,455     (5,111,839)
------------   ------------   ------------   ------------

  11,417,960      7,171,162     13,006,518     10,501,948
          --        180,787             --        790,648
  (7,464,958)    (3,656,486)   (13,380,686)    (9,556,247)
------------   ------------   ------------   ------------

   3,953,002      3,695,463       (374,168)     1,736,349
------------   ------------   ------------   ------------

  56,743,221     40,383,876     21,843,287     (3,375,490)
------------   ------------   ------------   ------------
  65,832,905     13,001,425     39,454,032    (54,135,587)
------------   ------------   ------------   ------------

  98,866,533     85,865,108    218,195,385    272,330,972
------------   ------------   ------------   ------------
$164,699,438   $ 98,866,533   $257,649,417   $218,195,385
============   ============   ============   ============
$         --   $         --   $  1,943,802   $    391,155
============   ============   ============   ============


   9,502,056      6,886,026      8,255,592      7,998,631
          --          1,639            757             35
  (2,414,320)    (2,078,675)    (5,472,691)    (8,232,371)
------------   ------------   ------------   ------------
   7,087,736      4,808,990      2,783,658       (233,705)
------------   ------------   ------------   ------------

   1,529,585      1,023,248      1,694,349      1,692,804
          --         29,540             --        137,027
    (985,452)      (547,448)    (1,765,747)    (1,441,896)
------------   ------------   ------------   ------------
     544,133        505,340        (71,398)       387,935
------------   ------------   ------------   ------------
   7,631,869      5,314,330      2,712,260        154,230
============   ============   ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             LOW DURATION BOND FUND
                                                                          ---------------------------
                                                                           YEAR ENDED     YEAR ENDED
                                                                            JULY 31,       JULY 31,
                                                                              2010           2009
                                                                          ------------   ------------
OPERATIONS:
   Net Investment Income ..............................................   $  6,172,793   $  6,278,467
   Net Realized Gain (Loss) on Investments ............................      1,001,129       (846,092)
   Net Change in Unrealized Appreciation on Investments ...............      4,213,074      3,919,836
                                                                          ------------   ------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS .......................................     11,386,996      9,352,211
                                                                          ------------   ------------
DIVIDENDS:
   Net Investment Income:
      Institutional Class Shares ......................................     (5,018,763)    (5,007,839)
      Class A Shares ..................................................       (838,623)    (1,066,052)
   Realized Capital Gains:
      Institutional Class Shares ......................................             --        (23,822)
      Class A Shares ..................................................             --         (5,388)
                                                                          ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (5,857,386)    (6,103,101)
                                                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ..........................................................    122,979,085     30,170,529
      In Lieu of Dividends ............................................         53,978          6,353
      Redeemed ........................................................    (65,479,293)   (47,815,432)
                                                                          ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      INSTITUTIONAL CLASS SHARE TRANSACTIONS ..........................     57,553,770    (17,638,550)
                                                                          ------------   ------------
   CLASS A SHARES:(1)
      Issued ..........................................................     15,668,237      8,119,077
      In Lieu of Dividends ............................................        589,541      1,027,457
      Redeemed ........................................................     (9,486,487)   (13,452,812)
                                                                          ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CLASS A SHARE TRANSACTIONS ......................................      6,771,291     (4,306,278)
                                                                          ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ......................................     64,325,061    (21,944,828)
                                                                          ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............................     69,854,671    (18,695,718)
                                                                          ------------   ------------
NET ASSETS:
   Beginning of year ..................................................    125,703,851    144,399,569
                                                                          ------------   ------------
   End of year ........................................................   $195,558,522   $125,703,851
                                                                          ============   ============
   Undistributed Net Investment Income ................................   $     57,524   $     67,915
                                                                          ============   ============
SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ..........................................................     11,683,046      3,022,266
      In Lieu of Dividends ............................................          5,096            624
      Redeemed ........................................................     (6,187,212)    (4,832,362)
                                                                          ------------   ------------
   TOTAL INCREASE (DECREASE) IN INSTITUTIONAL CLASS SHARES ............      5,500,930     (1,809,472)
                                                                          ------------   ------------
   CLASS A SHARES:(1)
      Issued ..........................................................      1,482,518        819,941
      In Lieu of Dividends ............................................         55,705        103,719
      Redeemed ........................................................       (895,558)    (1,361,014)
                                                                          ------------   ------------
   TOTAL INCREASE (DECREASE) IN CLASS A SHARES ........................        642,665       (437,354)
                                                                          ------------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING ......................      6,143,595     (2,246,826)
                                                                          ============   ============

(1) CLASS A SHARES OF THE MUNICIPAL BOND AND LOW DURATION MUNICIPAL BOND FUNDS COMMENCED OPERATIONS ON AUGUST 28, 2008.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

                                                                    LOW DURATION
   TOTAL RETURN BOND FUND         MUNICIPAL BOND FUND           MUNICIPAL BOND FUND
---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,
    2010           2009           2010           2009           2010           2009
------------   ------------   ------------   ------------   ------------   ------------

$ 20,775,188   $ 14,851,234   $  5,016,251   $  4,488,546   $  1,236,072   $  1,201,610
   9,609,725      2,708,441        118,342        149,368         21,647             35
  10,882,921      5,742,639      3,248,463      4,208,000        698,260      1,189,430
------------   ------------   ------------   ------------   ------------   ------------

  41,267,834     23,302,314      8,383,056      8,845,914      1,955,979      2,391,075
------------   ------------   ------------   ------------   ------------   ------------


 (15,889,329)   (11,645,242)    (4,969,670)    (4,470,201)    (1,218,911)    (1,193,311)
  (3,908,166)    (2,745,134)       (20,909)       (10,820)       (10,727)        (6,020)

  (3,803,436)      (295,391)      (156,626)       (30,823)            --             --
  (1,036,960)       (73,558)          (715)            (1)            --             --
------------   ------------   ------------   ------------   ------------   ------------
 (24,637,891)   (14,759,325)    (5,147,920)    (4,511,845)    (1,229,638)    (1,199,331)
------------   ------------   ------------   ------------   ------------   ------------


 125,629,152     73,832,093     39,714,065     31,495,662     27,671,205     21,931,664
     539,299         13,452              2             11            973              1
 (58,896,813)   (41,484,208)   (18,757,695)   (18,225,225)   (16,807,137)   (17,563,950)
------------   ------------   ------------   ------------   ------------   ------------

  67,271,638     32,361,337     20,956,372     13,270,448     10,865,041      4,367,715
------------   ------------   ------------   ------------   ------------   ------------

  30,437,773     15,336,473        196,068        664,255         91,954        589,958
   2,477,792      2,730,124         18,546              1          8,871             80
 (14,777,325)   (14,186,806)       (80,468)          (102)       (44,058)          (101)
------------   ------------   ------------   ------------   ------------   ------------

  18,138,240      3,879,791        134,146        664,154         56,767        589,937
------------   ------------   ------------   ------------   ------------   ------------

  85,409,878     36,241,128     21,090,518     13,934,602     10,921,808      4,957,652
------------   ------------   ------------   ------------   ------------   ------------
 102,039,821     44,784,117     24,325,654     18,268,671     11,648,149      6,149,396
------------   ------------   ------------   ------------   ------------   ------------

 293,426,005    248,641,888    142,442,189    124,173,518     54,848,153     48,698,757
------------   ------------   ------------   ------------   ------------   ------------
$395,465,826   $293,426,005   $166,767,843   $142,442,189   $ 66,496,302   $ 54,848,153
============   ============   ============   ============   ============   ============
$     66,520   $     77,431   $     33,429   $      7,757   $      8,607   $      2,173
============   ============   ============   ============   ============   ============


  11,850,752      7,614,878      3,811,627      3,112,508      2,690,570      2,167,955
      50,780          1,389             --              1             94             --
  (5,562,900)    (4,324,653)    (1,799,352)    (1,816,222)    (1,636,765)    (1,731,019)
------------   ------------   ------------   ------------   ------------   ------------
   6,338,632      3,291,614      2,012,275      1,296,287      1,053,899        436,936
------------   ------------   ------------   ------------   ------------   ------------

   2,895,196      1,602,397         18,749         64,941          8,936         57,825
     233,790        282,962          1,781             --            863              8
  (1,387,101)    (1,483,302)        (7,781)           (10)        (4,311)           (10)
------------   ------------   ------------   ------------   ------------   ------------
   1,741,885        402,057         12,749         64,931          5,488         57,823
------------   ------------   ------------   ------------   ------------   ------------
   8,080,517      3,693,671      2,025,024      1,361,218      1,059,387        494,759
============   ============   ============   ============   ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            KEMPNER TREASURY AND INCOME FUND
                                                                            --------------------------------
                                                                                 YEAR ENDED    YEAR ENDED
                                                                                  JULY 31,      JULY 31,
                                                                                    2010          2009
                                                                                -----------   -----------
OPERATIONS:
   Net Investment Income (Loss) .........................................       $   752,772   $    30,020
   Net Realized Gain (Loss) on Investments ..............................           346,208       545,483
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..           952,560       368,744
                                                                                -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .........................................         2,051,540       944,247
                                                                                -----------   -----------
DIVIDENDS:
   Net Investment Income:
      Institutional Class Shares ........................................          (712,838)     (234,542)
   Realized Capital Gains:
      Institutional Class Shares ........................................          (415,379)     (106,559)
                                                                                -----------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ....................................        (1,128,217)     (341,101)
                                                                                -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ............................................................         8,991,973     9,837,189
      In Lieu of Dividends ..............................................            11,864         1,063
      Redeemed ..........................................................        (9,697,829)   (6,165,058)
                                                                                -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      INSTITUTIONAL CLASS SHARE TRANSACTIONS ............................          (693,992)    3,673,194
                                                                                -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ........................................          (693,992)    3,673,194
                                                                                -----------   -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................           229,331     4,276,340
                                                                                -----------   -----------
NET ASSETS:
   Beginning of year ....................................................        26,128,042    21,851,702
                                                                                -----------   -----------
   End of year ..........................................................       $26,357,373   $26,128,042
                                                                                ===========   ===========
   Undistributed Net Investment Income ..................................       $    39,934   $        --
                                                                                ===========   ===========
SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS SHARES:
      Issued ............................................................           858,212       998,382
      In Lieu of Dividends ..............................................             1,142           108
      Redeemed ..........................................................          (936,561)     (619,320)
                                                                                -----------   -----------
   TOTAL INCREASE (DECREASE) IN INSTITUTIONAL CLASS SHARES: .............           (77,207)      379,170
                                                                                -----------   -----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING ........................           (77,207)      379,170
                                                                                ===========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

LKCM MULTI-CAP EQUITY FUND   LKCM SMALL-MID CAP EQUITY FUND
--------------------------   ------------------------------
  YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED
   JULY 31,      JULY 31,         JULY 31,      JULY 31,
     2010          2009             2010          2009
 -----------   -----------      -----------   -----------
 $     5,273   $    69,110      $  (145,116)  $   (43,516)
     925,910    (1,844,092)       1,016,916    (4,028,649)
      15,621    (1,307,504)       2,764,144       (68,835)
 -----------   -----------      -----------   -----------

     946,804    (3,082,486)       3,635,944    (4,141,000)
 -----------   -----------      -----------   -----------


     (68,647)      (23,160)              --            --

          --    (1,465,656)              --            --
 -----------   -----------      -----------   -----------
     (68,647)   (1,488,816)              --            --
 -----------   -----------      -----------   -----------


      70,691       946,121        8,225,634     9,266,022
          --         3,765               --            --
  (3,913,133)   (3,961,044)      (1,480,695)   (5,331,230)
 -----------   -----------      -----------   -----------

  (3,842,442)   (3,011,158)       6,744,939     3,934,792
 -----------   -----------      -----------   -----------

  (3,842,442)   (3,011,158)       6,744,939     3,934,792
 -----------   -----------      -----------   -----------
  (2,964,285)   (7,582,460)      10,380,883      (206,208)
 -----------   -----------      -----------   -----------

   9,806,694    17,389,154       10,777,953    10,984,161
 -----------   -----------      -----------   -----------
 $ 6,842,409   $ 9,806,694      $21,158,836   $10,777,953
 ===========   ===========      ===========   ===========
 $     4,532   $    68,542      $        --   $        --
 ===========   ===========      ===========   ===========


       9,294       140,503          917,510     1,181,738
          --           653               --            --
    (510,942)     (617,515)        (178,413)     (818,840)
 -----------   -----------      -----------   -----------
    (501,648)     (476,359)         739,097       362,898
 -----------   -----------      -----------   -----------
    (501,648)     (476,359)         739,097       362,898
 ===========   ===========      ===========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                Net Realized
                                     and
                                 Unrealized
                                    Gains
         Net Asset               (Losses) on               Dividends  Distributions
           Value,       Net      Investments     Total     from Net        from         Total
         Beginning  Investment   and Foreign     from     Investment    Realized      Dividends &
         of Period  Income (1)    Currency    Operations    Income        Gains      Distributions
         ---------  ----------  ------------  ----------  ----------  -------------  -------------
CORE GROWTH EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.61     $0.03        $ 0.60       $ 0.63      $(0.03)       $   --        $(0.03)
2009         9.34      0.03         (1.74)       (1.71)      (0.02)           --         (0.02)
2008(a)     10.00      0.00+++      (0.66)       (0.66)         --            --            --
CLASS A
2010       $ 7.59     $0.00+++     $ 0.61       $ 0.61      $(0.01)       $   --        $(0.01)
2009         9.34      0.01         (1.75)       (1.74)      (0.01)           --         (0.01)
2008(b)      9.66      0.00+++      (0.32)       (0.32)         --            --            --
DIVIDEND VALUE EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.44     $0.15        $ 0.59       $ 0.74      $(0.15)       $   --        $(0.15)
2009         9.20      0.21         (1.61)       (1.40)      (0.21)        (0.15)        (0.36)
2008(a)     10.00      0.07         (0.80)       (0.73)      (0.07)           --         (0.07)
CLASS A
2010       $ 7.43     $0.13        $ 0.60       $ 0.73      $(0.13)       $   --        $(0.13)
2009         9.20      0.19         (1.62)       (1.43)      (0.19)        (0.15)        (0.34)
2008(b)      9.32      0.02         (0.12)       (0.10)      (0.02)           --         (0.02)
STRATEGIC BALANCED FUND
INSTITUTIONAL CLASS
2010       $ 8.67     $0.16        $ 0.87       $ 1.03      $(0.16)       $   --        $(0.16)
2009         9.76      0.32         (1.11)       (0.79)      (0.30)           --         (0.30)
2008(b)     10.00      0.01         (0.23)       (0.22)      (0.02)           --         (0.02)
CLASS A
2010       $ 8.67     $0.13        $ 0.88       $ 1.01      $(0.14)       $   --        $(0.14)
2009         9.76      0.28         (1.09)       (0.81)      (0.28)           --         (0.28)
2008(b)     10.00      0.01         (0.24)       (0.23)      (0.01)           --         (0.01)
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.20     $0.15        $ 0.69       $ 0.84      $(0.15)       $   --        $(0.15)
2009         9.08      0.20         (1.73)       (1.53)      (0.21)        (0.14)        (0.35)
2008(a)     10.00      0.05         (0.92)       (0.87)      (0.05)           --         (0.05)
CLASS A
2010       $ 7.20     $0.13        $ 0.69       $ 0.82      $(0.13)       $   --        $(0.13)
2009         9.08      0.19         (1.74)       (1.55)      (0.19)        (0.14)        (0.33)
2008(b)      9.09      0.01          0.03         0.04       (0.05)           --         (0.05)

                                                             Ratio of
                                                             Expenses
                                                            to Average
                                                            Net Assets  Ratio of Net
                                                Ratio of    (Excluding   Investment
          Net Asset               Net Assets    Expenses   Waivers and     Income     Portfolio
         Value, End    Total    End of Period  to Average   Fees Paid    to Average   Turnover
          of Period   Return+        (000)     Net Assets  Indirectly)   Net Assets     Rate
         ----------  ---------  -------------  ----------  -----------  ------------  ---------
CORE GROWTH EQUITY FUND
INSTITUTIONAL CLASS
2010        $8.21      8.25%++     $195,304       0.82%        0.97%        0.31%         56%
2009         7.61    (18.28)++      188,920       0.85         1.00         0.38          72
2008(a)      9.34     (6.60)++      211,065       0.86*        1.01*        0.21*          5**
CLASS A
2010        $8.19      8.05%++     $ 47,235       1.07%        1.22%        0.06%         56%
2009         7.59    (18.60)++       43,705       1.10         1.25         0.14          72
2008(b)      9.34     (3.31)++       41,112       1.04*        1.19*        0.52*          5**
DIVIDEND VALUE EQUITY FUND
INSTITUTIONAL CLASS
2010        $8.03      9.96%++     $198,506       0.83%        0.98%        1.84%         76%
2009         7.44    (14.76)++      157,923       0.86         1.01         2.96          65
2008(a)      9.20     (7.28)++      146,164       0.88*        1.03*        2.91*         34**
CLASS A
2010        $8.03      9.85%++     $ 39,781       1.08%        1.23%        1.54%         76%
2009         7.43    (15.08)++       18,238       1.11         1.26         2.69          65
2008(b)      9.20     (1.07)++       11,099       1.06*        1.21*        2.65*         34**
STRATEGIC BALANCED FUND
INSTITUTIONAL CLASS
2010        $9.54     11.88%++     $ 12,976       1.24%        1.30%        1.71%         38%
2009         8.67     (7.66)++       12,038       1.18         1.23         3.94          33
2008(b)      9.76     (2.25)++       23,960       1.35*        1.79*        1.05*          9**
CLASS A
2010        $9.54     11.63%++     $ 10,775       1.50%        1.56%        1.40%         38%
2009         8.67     (7.88)++        6,540       1.45         1.50         3.50          33
2008(b)      9.76     (2.27)++        6,860       1.60*        2.04*        0.69*          9**
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
INSTITUTIONAL CLASS
2010        $7.89     11.75%       $125,363       0.79%        0.79%        1.87%         23%
2009         7.20    (16.33)        119,227       0.81         0.81         3.02          12
2008(a)      9.08     (8.69)        153,539       0.82*        0.82*        2.20*         11**
CLASS A
2010        $7.89     11.48%       $ 27,365       1.04%        1.04%        1.62%         23%
2009         7.20    (16.54)         26,289       1.06         1.06         2.76          12
2008(b)      9.08      0.43          35,014       0.99*        0.99*        1.44*         11**

*    ANNUALIZED.

**   NOT ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

+++  AMOUNT REPRESENTS LESS THAN $0.01.

(a)  COMMENCED OPERATIONS ON APRIL 25, 2008.

(b)  COMMENCED OPERATIONS ON JUNE 30, 2008.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                Net Realized
                                     and
                                 Unrealized
                                    Gains
         Net Asset     Net       (Losses) on               Dividends  Distributions
           Value,   Investment   Investments     Total     from Net        from           Total
         Beginning    Income     and Foreign     from     Investment     Realized       Dividends
         of Period  (Loss) (1)    Currency    Operations    Income        Gains      & Distributions
         ---------  ----------  ------------  ----------  ----------  -------------  ---------------
SMALL CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 6.94     $(0.04)      $ 0.63       $ 0.59      $   --        $   --         $   --
2009         9.61      (0.02)       (2.58)       (2.60)         --         (0.07)         (0.07)
2008(a)     10.00      (0.01)       (0.38)       (0.39)         --            --             --
CLASS A
2010       $ 6.92     $(0.06)      $ 0.63       $ 0.57      $   --        $   --         $   --
2009         9.61      (0.03)       (2.59)       (2.62)         --         (0.07)         (0.07)
2008(b)      9.83      (0.01)       (0.21)       (0.22)         --            --             --
INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.18     $ 0.07       $ 0.55       $ 0.62      $(0.01)       $   --         $(0.01)
2009         9.01       0.08        (1.71)       (1.63)      (0.20)           --          (0.20)
2008(a)     10.00       0.06        (1.05)       (0.99)         --            --             --
CLASS A
2010       $ 7.18     $ 0.05       $ 0.54       $ 0.59      $   --        $   --         $   --
2009         9.01       0.07        (1.71)       (1.64)      (0.19)           --          (0.19)
2008(b)      9.31      (0.00)+++    (0.30)       (0.30)         --            --             --
LOW DURATION BOND FUND
INSTITUTIONAL CLASS
2010       $10.32     $ 0.37       $ 0.33       $ 0.70      $(0.35)       $   --         $(0.35)
2009        10.01       0.47         0.30         0.77       (0.46)        (0.00)+++      (0.46)
2008(a)     10.00       0.10         0.01         0.11       (0.10)           --          (0.10)
CLASS A
2010       $10.32     $ 0.35       $ 0.32       $ 0.67      $(0.32)       $   --         $(0.32)
2009        10.01       0.45         0.30         0.75       (0.44)        (0.00)+++      (0.44)
2008(b)     10.04       0.03        (0.03)          --       (0.03)           --          (0.03)
TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS
2010       $10.17     $ 0.63       $ 0.66       $ 1.29      $(0.60)       $(0.15)        $(0.75)
2009         9.89       0.58         0.28         0.86       (0.56)        (0.02)         (0.58)
2008(a)     10.00       0.13        (0.11)        0.02       (0.13)           --          (0.13)
CLASS A
2010       $10.17     $ 0.61       $ 0.65       $ 1.26      $(0.57)       $(0.15)        $(0.72)
2009         9.89       0.55         0.28         0.83       (0.53)        (0.02)         (0.55)
2008(b)      9.95       0.04        (0.06)       (0.02)      (0.04)           --          (0.04)

                                                           Ratio of
                                                           Expenses
                                                          to Average
                                                          Net Assets    Ratio of Net
                                               Ratio of    (Excluding    Investment
          Net Asset              Net Assets    Expenses   Waivers and  Income (Loss)  Portfolio
         Value, End   Total    End of Period  to Average   Fees Paid     to Average   Turnover
          of Period  Return+       (000)      Net Assets  Indirectly)    Net Assets     Rate
         ----------  -------   -------------  ----------  -----------  -------------  ---------
SMALL CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.53      8.50%      $140,224       1.23%       1.23%         (0.53)%       160%
2009         6.94    (26.94)        80,026       1.25        1.25          (0.27)        273
2008(a)      9.61     (3.90)        64,577       1.33*       1.33*         (0.26)*       110**
CLASS A
2010       $ 7.49      8.24%      $ 24,475       1.48%       1.48%         (0.76)%       160%
2009         6.92    (27.15)        18,840       1.50        1.50          (0.51)        273
2008(b)      9.61     (2.24)        21,288       1.44*       1.44*         (0.73)*       110**
INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.79      8.69%      $218,996       1.16%       1.16%          0.91%         35%
2009         7.18    (17.51)       182,004       1.21        1.21           1.27          51
2008(a)      9.01     (9.90)       230,394       1.19*       1.19*          2.25*         16**
CLASS A
2010       $ 7.77      8.22%      $ 38,653       1.41%       1.41%          0.64%         35%
2009         7.18    (17.65)        36,191       1.46        1.46           1.07          51
2008(b)      9.01     (3.22)        41,937       1.25*       1.25*         (0.20)*        16**
LOW DURATION BOND FUND
INSTITUTIONAL CLASS
2010       $10.67      6.86%++    $165,334       0.53%       0.70%          3.52%         62%
2009        10.32      8.00++      103,107       0.52        0.72           4.77          56
2008(a)     10.01      1.12++      118,107       0.56*       0.76*          3.88*          8**
CLASS A
2010       $10.67      6.60%++    $ 30,225       0.78%       0.95%          3.28%         62%
2009        10.32      7.74++       22,597       0.77        0.97           4.53          56
2008(b)     10.01     (0.02)++      26,293       0.73*       0.93*          3.32*          8**
TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS
2010       $10.71     13.03%++    $319,147       0.54%       0.67%          5.97%         60%
2009        10.17      9.08++      238,649       0.59        0.69           5.97          67
2008(a)      9.89      0.15++      199,384       0.62*       0.72*          4.78*         12**
CLASS A
2010       $10.71     12.76%++    $ 76,319       0.79%       0.92%          5.73%         60%
2009        10.17      8.82++       54,777       0.84        0.94           5.73          67
2008(b)      9.89     (0.21)++      49,258       0.81*       0.92*          4.69*         12**

*    ANNUALIZED.

**   NOT ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

+++  AMOUNT REPRESENTS LESS THAN $0.01.

(a)  COMMENCED OPERATIONS ON APRIL 25, 2008.

(b)  COMMENCED OPERATIONS ON JUNE 30, 2008.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                Net Realized
                                     and
                                 Unrealized
                                    Gains
         Net Asset     Net       (Losses) on               Dividends  Distributions
           Value,   Investment   Investments     Total     from Net        from           Total
         Beginning    Income     and Foreign     from     Investment     Realized       Dividends
         of Period  (Loss) (1)    Currency    Operations    Income        Gains      & Distributions
         ---------  ----------  ------------  ----------  ----------  -------------  ---------------
MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2010       $10.28     $ 0.34       $ 0.22       $ 0.56      $(0.33)      $ (0.01)        $(0.34)
2009         9.94       0.34         0.34         0.68       (0.34)        (0.00)+++      (0.34)
2008(a)     10.00       0.09        (0.07)        0.02       (0.08)           --          (0.08)
CLASS A
2010       $10.28     $ 0.31       $ 0.23       $ 0.54      $(0.31)      $ (0.01)        $(0.32)
2009(b)     10.06       0.30         0.24         0.54       (0.32)        (0.00)+++      (0.32)
LOW DURATION MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2010       $10.22     $ 0.21       $ 0.13       $ 0.34      $(0.21)      $    --         $(0.21)
2009        10.00       0.23         0.22         0.45       (0.23)           --          (0.23)
2008(a)     10.00       0.06         0.00+++      0.06       (0.06)           --          (0.06)
CLASS A
2010       $10.22     $ 0.18       $ 0.13       $ 0.31      $(0.18)      $    --         $(0.18)
2009(b)     10.04       0.18         0.21         0.39       (0.21)           --          (0.21)
KEMPNER TREASURY AND INCOME FUND
INSTITUTIONAL CLASS
2010       $10.14     $ 0.30       $ 0.54       $ 0.84      $(0.20)      $ (0.24)        $(0.44)
2009         9.94       0.01         0.33         0.34       (0.10)        (0.04)         (0.14)
2008(a)     10.00       0.12        (0.06)        0.06       (0.12)           --          (0.12)
LKCM MULTI-CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.06     $ 0.00+++    $ 0.71       $ 0.71      $(0.06)      $    --         $(0.06)
2009         9.32       0.04        (1.47)       (1.43)      (0.02)        (0.81)         (0.83)
2008(a)     10.00       0.01        (0.69)       (0.68)         --            --             --
LKCM SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.13     $(0.08)      $ 2.35       $ 2.27      $   --       $    --         $   --
2009         9.57      (0.03)       (2.41)       (2.44)         --            --             --
2008(a)     10.00      (0.01)       (0.42)       (0.43)         --            --             --

                                                           Ratio of
                                                           Expenses
                                                          to Average
                                                          Net Assets    Ratio of Net
                                               Ratio of    (Excluding    Investment
          Net Asset              Net Assets    Expenses   Waivers and  Income (Loss)  Portfolio
         Value, End   Total    End of Period  to Average   Fees Paid     to Average   Turnover
          of Period  Return+       (000)      Net Assets  Indirectly)    Net Assets     Rate
         ----------  -------   -------------  ----------  -----------  -------------  ---------
MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2010       $10.50      5.56%++    $165,952       0.61%       0.71%          3.22%        5%
2009        10.28      6.99++      141,775       0.62        0.72           3.39        14
2008(a)      9.94      0.24++      124,174       0.67*       0.77*          3.20*        3**
CLASS A
2010       $10.50      5.31%++    $    816       0.86%       0.96%          2.97%        5%
2009(b)     10.28      5.48++          668       0.87*       0.97*          3.15*       14**++++
LOW DURATION MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2010       $10.35      3.32%++    $ 65,841       0.61%       0.81%          2.02%       21%
2009        10.22      4.51++       54,257       0.61        0.81           2.26        27
2008(a)     10.00      0.57++       48,699       0.72*       0.92*          2.18*       10**
CLASS A
2010       $10.35      3.07%++    $    655       0.86%       1.06%          1.77%       21%
2009(b)     10.22      3.89++          591       0.86*       1.06*          1.89*       27**++++
KEMPNER TREASURY AND INCOME FUND
INSTITUTIONAL CLASS
2010       $10.54      8.48%      $ 26,357       0.71%       0.71%          2.85%       28%
2009        10.14      3.50         26,128       0.70        0.70           0.12       114
2008(a)      9.94      0.59         21,852       1.00*       1.00*          4.42*        0**
LKCM MULTI-CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 7.71     10.04%++    $  6,842       1.35%       1.55%          0.06%       14%
2009         7.06    (13.43)++       9,807       1.35        1.36           0.62        34
2008(a)      9.32     (6.80)        17,389       1.35*       1.46*          0.46*       23**
LKCM SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2010       $ 9.40     31.84%      $ 21,159       1.39%       1.39%         (0.92)%      72%
2009         7.13    (25.50)++      10,778       1.55        1.63          (0.42)       88
2008(a)      9.57     (4.30)++      10,984       1.55*       2.13*         (0.19)*      27**

*    ANNUALIZED.

**   NOT ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

++++ PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED JULY 31, 2009.

+++  AMOUNTS REPRESENTS LESS THAN $0.01.

(a)  COMMENCED OPERATIONS ON APRIL 25, 2008.

(b)  COMMENCED OPERATIONS ON AUGUST 28, 2008.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors' Inner Circle Fund II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty eight funds. The financial statements herein relate to the Trust's Frost Funds. The Frost Funds include the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund (each a "Fund" and collectively the "Funds"). Frost Core Growth Equity Fund seeks to achieve long-term capital appreciation. Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund and Frost International Equity Fund seek to achieve long-term capital appreciation and current income. Frost Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. Frost Small Cap Equity Fund seeks to maximize total return. Frost Low Duration Bond Fund and Frost Total Return Bond Fund both seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. Frost Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. Frost Low Duration Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return. Frost Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. Both Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund seek to maximize long-term capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds currently offer Institutional Class Shares and Class A Shares. The financial statements of the remaining funds in the Trust are presented separately.

At a November 11, 2009 meeting of the Board of Trustees of the Advisors' Inner Circle Fund II, the Trustees approved a change in the Hoover Small-Mid Cap Equity Fund's (the "Fund"), name, principal investment strategy, benchmark and non-fundamental investment limitation. Accordingly, effective February 1, 2010, the Fund changed its name to the Frost Small Cap Equity Fund. At the same time, the new investment strategy is to invest at least 80% of its net assets in equity securities of small-capitalization companies. In addition, the Fund changed its benchmark from the Russell 2500 Mid Cap Index to the Russell 2000 Small Cap Index.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

     that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

     The Frost International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) ("Interactive Data") as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Frost International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund's administrator and may request that a meeting of the Committee be held.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds' Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

     If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3).

     The three levels of the fair value hierarchy are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at July 31, 2010.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

INVESTMENTS IN SECURITIES                  LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
-------------------------               ------------   ------------   -------   ------------
CORE GROWTH EQUITY FUND
   Common Stock                         $227,321,325   $         --   $    --   $227,321,325
   Cash Equivalents                       46,852,026             --        --     46,852,026
   Repurchase Agreements                          --     12,893,029        --     12,893,029
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $274,173,351   $ 12,893,029   $    --   $287,066,380
                                        ============   ============   =======   ============
DIVIDEND VALUE EQUITY FUND
   Common Stock                         $238,343,868   $         --   $    --   $238,343,868
   Cash Equivalents                       37,541,057             --        --     37,541,057
   Repurchase Agreements                          --     15,688,353        --     15,688,353
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $275,884,925   $ 15,688,353   $    --   $291,573,278
                                        ============   ============   =======   ============
STRATEGIC BALANCED FUND
   Registered Investment Companies      $ 22,673,087   $         --   $    --   $ 22,673,087
   Common Stock                              270,920             --        --        270,920
   Cash Equivalents                        6,711,576             --        --      6,711,576
   Repurchase Agreements                          --      2,506,364        --      2,506,364
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $ 29,655,583   $  2,506,364   $    --   $ 32,161,947
                                        ============   ============   =======   ============
KEMPNER MULTI-CAP DEEP VALUE FUND
   Common Stock                         $142,374,638   $         --   $    --   $142,374,638
   Cash Equivalents                       30,487,995             --        --     30,487,995
   Repurchase Agreements                          --      8,460,829        --      8,460,829
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $172,862,633   $  8,460,829   $    --   $181,323,462
                                        ============   ============   =======   ============
SMALL CAP EQUITY FUND
   Common Stock                         $159,801,665   $         --   $    --   $159,801,665
   Registered Investment Companies           322,568             --        --        322,568
   Cash Equivalents                       23,172,856             --        --     23,172,856
   Repurchase Agreements                          --      7,257,776        --      7,257,776
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $183,297,089   $  7,257,776   $    --   $190,554,865
                                        ============   ============   =======   ============
INTERNATIONAL EQUITY FUND
   Common Stock                         $249,310,421   $         --   $    --   $249,310,421
   Preferred Stock                         6,007,613             --        --      6,007,613
   Cash Equivalents                       13,782,174             --        --     13,782,174
   Repurchase Agreements                          --      3,187,861        --      3,187,861
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $269,100,208   $  3,187,861   $    --   $272,288,069
                                        ============   ============   =======   ============
LOW DURATION BOND FUND
   Corporate Obligations                $         --   $ 53,604,134   $    --   $ 53,604,134
   Asset-Backed Securities                        --     46,822,509        --     46,822,509
   U.S. Government Agency Obligations             --     32,643,848        --     32,643,848
   Municipal Bonds                                --     15,788,491        --     15,788,491
   U.S. Treasury Obligations              42,736,880             --        --     42,736,880
   Certificate of Deposit                         --        246,155        --        246,155
   Cash Equivalents                        8,041,111             --        --      8,041,111
   Repurchase Agreements                          --      2,305,518        --      2,305,518
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $ 50,777,991   $151,410,655   $    --   $202,188,646
                                        ============   ============   =======   ============

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

INVESTMENTS IN SECURITIES                  LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
-------------------------               ------------   ------------   -------   ------------
TOTAL RETURN BOND FUND
   Corporate Obligations                $         --   $136,312,825   $    --   $136,312,825
   Mortgage-Backed Securities                     --    133,319,801        --    133,319,801
   Asset-Backed Securities                        --     78,012,020        --     78,012,020
   Municipal Bonds                                --     19,983,399        --     19,983,399
   U.S. Government Agency Obligations             --     11,254,100        --     11,254,100
   U.S. Treasury Obligations               7,407,370             --        --      7,407,370
   Cash Equivalents                       24,836,349             --        --     24,836,349
   Repurchase Agreements                          --      9,176,241        --      9,176,241
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $ 32,243,719   $388,058,386   $    --   $420,302,105
                                        ============   ============   =======   ============
MUNICIPAL BOND FUND
   Municipal Bonds                      $         --   $160,220,663   $    --   $160,220,663
   Cash Equivalent                         6,116,054             --        --      6,116,054
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $  6,116,054   $160,220,663   $    --   $166,336,717
                                        ============   ============   =======   ============
LOW DURATION MUNICIPAL BOND FUND
   Municipal Bonds                      $         --   $ 62,399,553   $    --   $ 62,399,553
   Cash Equivalent                         3,507,125             --        --      3,507,125
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $  3,507,125   $ 62,399,553   $    --   $ 65,906,678
                                        ============   ============   =======   ============
KEMPNER TREASURY AND INCOME FUND
   U.S. Treasury Obligations            $ 22,882,550   $         --   $    --   $ 22,882,550
   Cash Equivalents                        4,851,200             --        --      4,851,200
   Repurchase Agreements                          --        600,337        --        600,337
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $ 27,733,750   $    600,337   $    --   $ 28,334,087
                                        ============   ============   =======   ============
LKCM MULTI-CAP EQUITY FUND
   Common Stock                         $  6,898,323   $         --   $    --   $  6,898,323
   Cash Equivalents                          723,043             --        --        723,043
   Repurchase Agreements                          --        302,257        --        302,257
                                        ------------   ------------   -------   ------------
Total Investments in Securities         $  7,621,366   $    302,257   $    --   $  7,923,623
                                        ============   ============   =======   ============
LKCM SMALL MID-CAP EQUITY FUND
   Common Stock                         $ 19,460,866   $         --   $    --   $ 19,460,866
   Cash Equivalents                        7,806,181             --        --      7,806,181
   Repurchase Agreements                          --      2,621,434        --      2,621,434
                                        ------------   ------------   -------   ------------
   Total Investments in Securities      $ 27,267,047   $  2,621,434   $    --   $ 29,888,481
                                        ============   ============   =======   ============
OTHER FINANCIAL INSTRUMENTS*
   International Equity Fund            $         --   $ (1,043,526)  $    --   $ (1,043,526)

* OTHER FINANCIAL INSTRUMENTS ARE FORWARD FOREIGN CURRENCY CONTRACTS NOT REFLECTED IN THE SCHEDULE OF INVESTMENTS.

There were no significant transfers between Level 1 and Level 2 within the Funds for the year ended July 31, 2010.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

     The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                    INVESTMENTS IN
                                                   MORTGAGE-BACKED
TOTAL RETURN BOND FUND                                SECURITIES
----------------------                             ---------------
BALANCE AS OF 7/31/09                                $ 16,687,758
Accrued discounts/premiums                                     --
Realized gain/(loss)                                           --
Change in unrealized appreciation/(depreciation)               --
Net purchase/(sales)                                           --
Net transfers in and/or out of Level 3+               (16,687,758)
BALANCE AS OF 7/31/10                                ------------
                                                     $         --
                                                     ============

+ THE TRANSFERS TO LEVEL 2 IN THE TOTAL RETURN BOND FUND WERE DUE TO THE FUND RESUMING UTILIZATION OF A THIRD PARTY PRICING VENDOR IN LIEU OF A BOARD APPROVED FAIR VALUE MODEL.

     For the year ended July 31, 2010, there have been no significant changes to the Funds' Fair value methodologies.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Frost International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Frost International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Advisor perceives currency risk to be high. All forward foreign currency contracts are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

     exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the statement of operations, the Strategic Balanced Fund indirectly bears expenses of the underlying funds (registered investment companies) in which it invests. Because each of the underlying funds have varied expense and fee levels, and the Strategic Balanced Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

     CLASSES -- Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Frost Core Growth Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Strategic Balanced Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund and Frost Kempner Treasury and Income Fund each distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

     REDEMPTION FEES -- The Frost International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended July 31, 2010, the Fund retained no such fees.

     LINE OF CREDIT -- The Funds entered into an agreement which enables them to participate in a $10 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the "Custodian") which expires April 24, 2011. The proceeds from the borrowings shall be used to finance the Funds' short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian's current reference rate minus 1%. As of July 31, 2010, the Funds had no borrowings outstanding. Listed below are Funds which had outstanding balances during the year ended July 31, 2010:

                                                                        DAILY
                              MAXIMUM      NUMBER       AVERAGE       WEIGHTED
                              AMOUNT      OF DAYS     OUTSTANDING      AVERAGE      INTEREST
                             BORROWED   OUTSTANDING     BALANCE     INTEREST RATE     PAID
                             --------   -----------   -----------   -------------   --------
LKCM Multi-Cap Equity Fund   $112,463        4          $112,463        3.25%          $41

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of: 0.10% on the first $2 billion of the Funds' aggregate average daily net assets; 0.08% on the next $1 billion of the Funds' aggregate average daily net assets; and

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

0.06% on the Funds' aggregate average daily net assets over $3 billion. The minimum annual administration fee is $900,000 for the initial 8 Funds. The minimum annual administration fee will increase by $90,000 for each additional fund established. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the "Plan") for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund's average net assets attributable to the Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as "Fees Paid Indirectly" on the Statements of Operations.

Union Bank, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Frost Investment Advisors, LLC (the "Adviser"), a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of each Fund's investment advisory fee and the Adviser's voluntary Expense Limitation for each Fund.

                                            ADVISORY FEE               ADVISER'S   INSTITUTIONAL      CLASS
                                               BEFORE                  VOLUNTARY       CLASS            A
                                            VOLUNTARY FEE                 FEE         EXPENSE        EXPENSE
FUND                                          REDUCTION                REDUCTION     LIMITATION    LIMITATION
------------------------------   -----------------------------------   ---------   -------------   ----------
Core Growth Equity Fund                         0.80%                    0.15%         1.25%         1.50%
Dividend Value Equity Fund                      0.80%                    0.15%         1.25%         1.50%
Strategic Balanced Fund                         0.70%                    0.05%         1.35%         1.60%
Kempner Multi-Cap Deep
    Value Equity Fund                           0.59%                     None         1.05%         1.30%
Small Cap
   Equity Fund                   1.00% for assets up to $100 million      None         1.55%         1.80%
                                  0.85% for assets over $100 million
International Equity Fund        0.95% for assets up to $150 million      None         1.45%         1.70%
                                  0.90% for assets over $150 million
Low Duration Bond Fund                          0.50%                    0.15%         0.95%         1.20%
Total Return Bond Fund                          0.50%                    0.15%         0.95%         1.20%
Municipal Bond Fund                             0.50%                    0.10%         1.05%         1.30%
Low Duration Municipal
    Bond Fund                                   0.50%                    0.20%         1.15%         1.40%
Kempner Treasury and
    Income Fund                                 0.35%                     None         1.05%         1.30%*
LKCM Multi-Cap Equity Fund                      0.75%                     None         1.35%         1.60%*
LKCM Small-Mid Cap Equity Fund                  0.90%                     None         1.55%         1.80%*

*    Class is registered but not yet opened.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period. The Advisor, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2010, the Adviser recaptured $0 of prior Expense Limitation reimbursements.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

At July 31, 2010, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the LKCM Multi-Cap Equity Fund and LKCM Small-Mid Cap Equity Fund was $23,876 and $23,475 respectively.

As of July 31, 2010, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

INVESTMENT SUB-ADVISER

KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
Kempner Capital Management, Inc.

SMALL CAP EQUITY FUND
Artio Global Management LLC
Cambiar Investors LLC

INTERNATIONAL EQUITY FUND
Thornburg Investment Management, Inc.

KEMPNER TREASURY AND INCOME FUND
Kempner Capital Management, Inc.

LKCM MULTI-CAP EQUITY FUND
Luther King Capital Management Corporation

LKCM SMALL-MID CAP EQUITY FUND
Luther King Capital Management Corporation

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2010 were as follows:

                              U.S. GOV'T       OTHER          TOTAL
                             -----------   ------------   -------------
CORE GROWTH EQUITY FUND
Purchases                    $        --   $136,456,916    $136,456,916
Sales                                 --    148,669,167     148,669,167
DIVIDEND VALUE EQUITY FUND
Purchases                             --    211,982,763     211,982,763
Sales                                 --    158,245,557     158,245,557
STRATEGIC BALANCED FUND
Purchases                             --     10,844,156*     10,844,156
Sales                                 --      7,828,355       7,828,355
KEMPNER MULTI-CAP DEEP
   VALUE EQUITY FUND
Purchases                             --     29,906,974      29,906,974
Sales                                 --     34,097,647      34,097,647
SMALL CAP EQUITY FUND
Purchases                             --    247,291,296     247,291,296
Sales                                 --    188,889,633     188,889,633
INTERNATIONAL EQUITY FUND
Purchases                             --    112,178,170     112,178,170
Sales                                 --     84,674,615      84,674,615
LOW DURATION BOND FUND
Purchases                     65,199,327     38,279,197     103,478,524
Sales                         59,167,683     28,954,173      88,121,856

                              U.S. GOV'T       OTHER          TOTAL
                             -----------   ------------   -------------
TOTAL RETURN BOND FUND
Purchases                    $85,044,898   $165,203,151    $250,248,049
Sales                         61,313,374    122,512,017     183,825,391
MUNICIPAL BOND FUND
Purchases                             --     24,870,880      24,870,880
Sales                                 --      7,811,150       7,811,150
LOW DURATION MUNICIPAL
   BOND FUND
Purchases                             --     21,282,575      21,282,575
Sales                                 --     11,093,216      11,093,216
KEMPNER TREASURY AND
   INCOME FUND
Purchases                      7,895,678             --       7,895,678
Sales                          6,449,784             --       6,449,784
LKCM MULTI-CAP
   EQUITY FUND
Purchases                             --      1,198,746       1,198,746
Sales                                 --      4,960,502       4,960,502
LKCM SMALL-MID CAP
   EQUITY FUND
Purchases                             --     15,769,530      15,769,530
Sales                                 --     10,511,738      10,511,738

*    INCLUDES $306,524 OF PURCHASES OF AFFILIATED INVESTMENT.

7. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

Permanent book and tax differences resulted in the reclassification of the following:

                                            UNDISTRIBUTED   ACCUMULATED
                                           NET INVESTMENT     REALIZED
                                            INCOME (LOSS)   GAIN (LOSS)   PAID-IN CAPITAL
                                           --------------   -----------   ---------------
Kempner Multi-Cap Deep Value Equity Fund      $ 123,228      $(123,228)      $      --
Small Cap Equity Fund                           716,932        (27,103)       (689,829)
International Equity Fund                      (250,588)       250,588              --
Low Duration Bond Fund                         (325,798)       325,798              --
Total Return Bond Fund                         (988,604)       988,604              --
LKCM Multi-Cap Equity Fund                         (636)           636              --
LKCM Small-Mid Cap Equity Fund                  145,116         (1,157)       (143,959)

These differences are primarily due to differing book and tax treatment of net operating loss, reclassification of distributions and nondeductible excise tax paid, REIT adjustments, and foreign exchange gain/loss. These reclassifications had no effect on the net assets or net asset value of the Funds.

The tax character of dividends and distributions declared during the years ended July 31, 2010 and July 31, 2009 was as follows:

                                                          ORDINARY      LONG-TERM
                                           TAX EXEMPT      INCOME     CAPITAL GAINS      TOTAL
                                           ----------   -----------   -------------   -----------
Core Growth Equity Fund
2010                                       $       --   $   808,003     $       --    $   808,003
2009                                               --       488,278             --        488,278
Dividend Value Equity Fund
2010                                               --     3,940,041             --      3,940,041
2009                                               --     4,264,560      3,115,124      7,379,684
Strategic Balanced Fund
2010                                               --       337,807             --        337,807
2009                                               --       789,798             --        789,798
Kempner Multi-Cap Deep Value Equity Fund
2010                                               --     2,933,519             --      2,933,519
2009                                               --     4,258,015      2,833,938      7,091,953
Small Cap Equity Fund
2010                                               --            --             --             --
2009                                               --            --        849,881        849,881
International Equity Fund
2010                                               --       366,526             --        366,526
2009                                               --     5,119,469             --      5,119,469
Low Duration Bond Fund
2010                                               --     5,857,386             --      5,857,386
2009                                               --     6,103,101             --      6,103,101
Total Return Bond Fund
2010                                               --    22,411,371      2,226,520     24,637,891
2009                                               --    14,548,150        211,175     14,759,325
Municipal Bond Fund
2010                                        4,990,579            --        157,341      5,147,920
2009                                        4,481,021            --         30,824      4,511,845
Low Duration Municipal Bond Fund
2010                                        1,229,638            --             --      1,229,638
2009                                        1,199,331            --                     1,199,331
Kempner Treasury and Income Fund
2010                                               --       736,371        391,846      1,128,217
2009                                               --        30,083        311,018        341,101

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

                                          ORDINARY     LONG-TERM
                             TAX EXEMPT    INCOME    CAPITAL GAINS      TOTAL
                             ----------   --------   -------------   ----------
LKCM Multi-Cap Equity Fund
2010                             $--       $68,647     $       --    $   68,647
2009                              --        23,239      1,465,577     1,488,816

As of July 31, 2010, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:


                                                       UNDISTRIBUTED
                                       UNDISTRIBUTED     LONG-TERM
                      UNDISTRIBUTED      TAX-EXEMPT       CAPITAL       CAPITAL LOSS   POST-OCTOBER
                     ORDINARY INCOME       INCOME           GAIN       CARRYFORWARDS      LOSSES
                     ---------------   -------------   -------------   -------------   ------------
Core Growth
   Equity Fund          $  194,380        $     --       $       --    $(32,026,442)   $        --
Dividend Value
   Equity Fund             127,426              --               --     (25,423,923)            --
Strategic
   Balanced Fund             8,004              --               --      (2,863,455)      (931,258)
Kempner Multi-Cap
   Deep Value
   Equity Fund             333,501              --               --      (9,011,958)      (389,992)
Small Cap
   Equity Fund                  --              --               --     (11,403,900)            --
International
   Equity Fund           1,902,655              --               --     (31,246,313)    (4,063,318)
Low Duration
   Bond Fund               481,921              --          618,364              --             --
Total Return
   Bond Fund             2,608,749              --        7,957,781              --             --
Municipal
   Bond Fund                    --         445,163          109,546              --             --
Low Duration
   Municipal
   Bond Fund                    --          99,512           21,648              --             --
Kempner Treasury
   and Income Fund          60,570         144,657               --              --             --
LKCM Multi-Cap
   Equity Fund               4,532              --               --        (918,106)            --
LKCM Small-Mid
   Cap Equity Fund              --              --               --      (3,274,844)            --

                                                                      TOTAL
                        POST-                                     DISTRIBUTABLE
                       OCTOBER       UNREALIZED        OTHER         EARNINGS
                       CURRENCY     APPRECIATION     TEMPORARY     (ACCUMULATED
                        LOSSES     (DEPRECIATION)   DIFFERENCES       LOSSES)
                     -----------   --------------   -----------   -------------
Core Growth
   Equity Fund       $        --    $ 28,263,361    $        --   $ (3,568,701)
Dividend Value
   Equity Fund                --      10,808,389       (132,019)   (14,620,127)
Strategic
   Balanced Fund              --      (1,275,345)            --     (5,062,054)
Kempner Multi-Cap
   Deep Value
   Equity Fund                --     (32,537,779)      (334,275)   (41,940,503)
Small Cap
   Equity Fund                --        (606,162)            --    (12,010,062)
International
   Equity Fund        (1,002,380)     15,369,001      1,043,525    (17,996,830)
Low Duration
   Bond Fund                  --       8,326,508       (460,138)     8,966,655
Total Return
   Bond Fund                  --      10,698,095     (1,710,778)    19,553,847
Municipal
   Bond Fund                  --       8,509,817       (430,065)     8,634,461
Low Duration
   Municipal
   Bond Fund                  --       2,155,426        (95,735)     2,180,851
Kempner Treasury
   and Income Fund            --       1,781,527             --      1,986,754
LKCM Multi-Cap
   Equity Fund                --         862,253             --        (51,321)
LKCM Small-Mid
   Cap Equity Fund            --       2,343,492             --       (931,352)

For Federal income tax purposes, capital loss carryforwards represent realized losses that a Fund may carry forward for a maximum period of eight years and apply against future net realized gains. At July 31, 2010, the breakdown of capital loss carryforwards was as follows:

                                                                         TOTAL CAPITAL LOSS
                                           EXPIRES 2017   EXPIRES 2018      CARRYFORWARDS
                                           ------------   ------------   ------------------
Core Growth Equity Fund                     $ 7,058,150    $24,968,292       $32,026,442
Dividend Value Equity Fund                    5,431,775     19,992,148        25,423,923
Strategic Balanced Fund                       1,632,619      1,230,836         2,863,455
Kempner Multi-Cap Deep Value Equity Fund        104,736      8,907,222         9,011,958
Small Cap Equity Fund                        11,403,900           --          11,403,900
International Equity Fund                     9,999,854     21,246,459        31,246,313
LKCM Multi-Cap Equity Fund                      272,679        645,427           918,106
LKCM Small-Mid Cap Equity Fund                  837,907      2,436,937         3,274,844

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2009 through July 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

During the fiscal year ended July 31, 2010, the Small Cap Equity Fund and Low Duration Bond Fund utilized $1,129,892 and $170,608, respectively, of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2010 were as follows:

                                                                                        NET UNREALIZED
                                              FEDERAL      APPRECIATED    DEPRECIATED    APPRECIATION
                                             TAX COST      SECURITIES      SECURITIES   (DEPRECIATION)
                                           ------------   ------------   ------------   --------------
Core Growth Equity Fund                    $258,803,019    $36,895,440   $ (8,632,079)   $ 28,263,361
Dividend Value Equity Fund                  280,764,889     19,638,595     (8,830,206)     10,808,389
Strategic Balanced Fund                      33,437,292        755,655     (2,031,000)     (1,275,345)
Kempner Multi-Cap Deep Value Equity Fund    213,861,241     13,484,448    (46,022,227)    (32,537,779)
Small Cap Equity Fund                       191,161,027      5,471,427     (6,077,589)       (606,162)
International Equity Fund                   255,884,867     34,965,018    (18,561,816)     16,403,202
Low Duration Bond Fund                      193,862,138      8,424,752        (98,244)      8,326,508
Total Return Bond Fund                      409,604,010     23,906,192    (13,208,097)     10,698,095
Municipal Bond Fund                         157,826,900      8,542,000        (32,183)      8,509,817
Low Duration Municipal Bond Fund             63,751,252      2,158,251         (2,825)      2,155,426
Kempner Treasury and Income Fund             26,552,560      1,781,527           --         1,781,527
LKCM Multi-Cap Equity Fund                    7,061,370      1,173,256       (311,003)        862,253
LKCM Small-Mid Cap Equity Fund               27,544,989      2,917,487       (573,995)      2,343,492

8. SECURITIES LENDING:

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Cash collateral received may be invested in accordance within the guidelines approved by the Funds' Adviser. Any loss from investments of cash collateral is at the relevant Fund's risk. Investments purchased with cash collateral are presented on the Schedules of Investments. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations.

Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

9. RISKS:

At July 31, 2010, the net assets of the Frost International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Strategic Balanced Fund, Low Duration Bond Fund and Total Return Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. OTHER:

On July 31, 2010, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

                                               # OF       % OF OUTSTANDING
                                           SHAREHOLDERS        SHARES
                                           ------------   ----------------
Core Growth Equity Fund
   Institutional Class Shares                    1             97.03%
   Class A Shares                                4             95.87
Dividend Value Equity Fund
   Institutional Class Shares                    1             95.64
   Class A Shares                                3             67.35
Strategic Balanced Fund
   Institutional Class Shares                    1             99.96
   Class A Shares                                3             79.06
Kempner Multi-Cap Deep Value Equity Fund
   Institutional Class Shares                    1             98.61
   Class A Shares                                5             96.54
Small Cap Equity Fund
   Institutional Class Shares                    1             95.99
   Class A Shares                                5             88.32
International Equity Fund
   Institutional Class Shares                    1             93.95
   Class A Shares                                4             90.92
Low Duration Bond Fund
   Institutional Class Shares                    1             94.54
   Class A Shares                                4             77.72
Total Return Bond Fund
   Institutional Class Shares                    1             91.86
   Class A Shares                                4             94.55
Municipal Bond Fund
   Institutional Class Shares                    1            100.00
   Class A Shares                                4             97.40
Low Duration Municipal Bond Fund
   Institutional Class Shares                    1             98.97
   Class A Shares                                2             84.93
Kempner Treasury and Income Fund
   Institutional Class Shares                    1             98.16
LKCM Multi-Cap Equity Fund
   Institutional Class Shares                    1             99.56
LKCM Small-Mid Cap Equity Fund
   Institutional Class Shares                    2             89.21

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of July 31, 2010.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Frost Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund (thirteen of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of July 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund of The Advisors' Inner Circle Fund II at July 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
September 27, 2010

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                                      107

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of

                                            TERM OF
                          POSITION(S)     OFFICE AND
   NAME, ADDRESS(1),       HELD WITH       LENGTH OF                  PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH         THE TRUST    TIME SERVED(2)                  DURING PAST 5 YEARS
----------------------   ------------   --------------   -------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER           Chairman      (Since 1991)    Currently performs various services on behalf
8/17/46                  of the Board                    of SEI Investments for which Mr. Nesher is
                          of Trustees                    compensated.

WILLIAM M. DORAN            Trustee      (Since 1992)    Self-employed Consultant since 2003. Partner,
1701 Market Street,                                      Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                   1976-2003, counsel to the Trust, SEI Investments,
5/26/40                                                  the Administrator and the Distributor. Director
                                                         of SEI Investments since 1974; Secretary of
                                                         SEI Investments since 1978.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2010.

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
              MEMBER                                HELD BY BOARD MEMBER(3)
----------------------------------   -----------------------------------------------------
                28                   Trustee of The Advisors' Inner Circle Fund,
                                     Bishop Street Funds, SEI Asset Allocation
                                     Trust, SEI Daily Income Trust, SEI Index
                                     Funds, SEI Institutional International Trust,
                                     SEI Institutional Investments Trust, SEI
                                     Institutional Managed Trust, SEI Liquid Asset
                                     Trust, SEI Tax Exempt Trust, SEI Opportunity
                                     Master Fund, L.P., SEI Opportunity Fund, L.P.,
                                     SEI Global Master Fund, PLC, SEI Global Assets
                                     Fund, PLC, SEI Global Investments Fund, PLC,
                                     SEI Investments Global, Limited, SEI Investments-
                                     Global Fund Services, Limited, SEI Investments
                                     (Europe) Ltd., SEI Investments-Unit Trust
                                     Management (UK) Limited and SEI Global
                                     Nominee Ltd.

                28                   Director of SEI Investments Company and SEI
                                     Investments Distribution Co., SEI Investments-
                                     Global Fund Services Global Limited, Trustee of
                                     The Advisors' Inner Circle Fund, Bishop Street Funds,
                                     SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Index Funds, SEI Institutional International
                                     Trust, SEI Institutional Investments Trust,
                                     SEI Institutional Managed Trust, SEI Liquid
                                     Asset Trust, SEI Tax Exempt Trust, SEI Investments
                                     Global Fund Services Limited, SEI Investments
                                     Global Limited, SEI Investments (Europe),
                                     Limited SEI Investments (Asia) Limited and
                                     SEI Asset Korea Co., Ltd.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)


                                                      TERM OF
                                POSITION(S)         OFFICE AND
   NAME, ADDRESS(1),             HELD WITH           LENGTH OF                     PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH               THE TRUST        TIME SERVED(2)                     DURING PAST 5 YEARS
-----------------------   ---------------------   --------------   ------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                  Trustee           (Since 1994)    Attorney, Solo Practitioner since 1994. Partner,
4/12/31                                                            Dechert, Price & Rhoads (law firm),
                                                                   September 1987-December 1993.






GEORGE J. SULLIVAN, JR.          Trustee           (Since 1999)    Chief Executive Officer, Newfound Consultants, Inc.
11/13/42                                                           since April 1997.









BETTY L. KRIKORIAN               Trustee           (Since 2005)    Vice President Compliance AARP Financial, Inc.
1/23/43                                                            since 2008. Self-employed Legal and Financial Services
                                                                   Consultant since 2003. Counsel to State Street Bank
                                                                   Global Securities and Cash Operations from
                                                                   1995 to 2003.

CHARLES E. CARLBOM               Trustee           (Since 2005)    Self-employed Business Consultant, Business
8/20/34                                                            Project Inc. since 1997. CEO and President, United
                                                                   Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON              Trustee           (Since 2005)    Retired.
3/1/42


JOHN K. DARR                     Trustee           (Since 2008)    CEO, Office of Finance, FHL Banks, from 1992 to 2007
8/17/44


OFFICERS

PHILIP T. MASTERSON             President          (Since 2008)    Managing Director of SEI Investments since 2006.
3/12/64                                                            Vice President and Assistant Secretary of the
                                                                   Administrator from 2004-2006. General Counsel
                                                                   of Citco Mutual Fund Services from 2003 to 2004.
                                                                   Vice President and Associate Counsel for the
                                                                   Oppenheimer Funds from 2001-2003.

MICHAEL LAWSON            Treasurer, Controller    (Since 2005)    Director, SEI Investments, Fund Accounting since
10/8/60                         and Chief                          July 2005. Manager, SEI Investments AVP from April
                            Financial Officer                      1995 to February 1998 and November 1998
                                                                   to July 2005.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

            NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
              MEMBER                                HELD BY BOARD MEMBER(3)
----------------------------------   ----------------------------------------------------



                 28                  Trustee of The Advisors' Inner Circle Fund,
                                     Bishop Street Funds, SEI Asset Allocation
                                     Trust, SEI Daily Income Trust, SEI Index Funds,
                                     SEI Institutional International Trust,
                                     SEI Institutional Investments Trust, SEI
                                     Institutional Managed Trust, SEI Liquid Asset Trust,
                                     SEI Tax Exempt Trust and U.S. Charitable Gift Trust.

                 28                  Trustee, State Street Navigator Securities Lending
                                     Trust, since 1995. Trustee of The Advisors' Inner
                                     Circle Fund, Bishop Street Funds, SEI Asset
                                     Allocation Trust, SEI Daily Income Trust, SEI Index
                                     Funds, SEI Institutional International Trust,
                                     SEI Institutional Investments Trust,
                                     SEI Institutional Managed Trust,
                                     SEI Liquid Asset Trust, SEI Tax Exempt Trust,
                                     SEI Opportunity Master Fund, L.P., and
                                     SEI Opportunity Fund, L.P.

                 28 Trustee of The Advisors' Inner Circle Fund and Bishop Street Funds.




                 28                  Trustee of The Advisors' Inner Circle Fund,
                                     Bishop Street Funds, Director of Oregon Transfer Co.


                 28                  Director, Federal Agricultural Mortgage Corporation.
                                     Trustee of The Advisors' Inner Circle Fund and
                                     Bishop Street Funds.

                 28                  Trustee of The Advisors' Inner Circle Fund and
                                     Bishop Street Funds. Director of Federal Home Loan
                                     Bank of Pittsburgh and Manna, Inc.



                N/A                                        N/A






                N/A                                        N/A

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONCLUDED)


                                                      TERM OF
                                POSITION(S)         OFFICE AND
   NAME, ADDRESS(1),             HELD WITH           LENGTH OF                     PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH               THE TRUST          TIME SERVED                      DURING PAST 5 YEARS
-----------------------   ---------------------   --------------   ------------------------------------------------------
OFFICERS (CONTINUED)

RUSSELL EMERY                Chief Compliance      (Since 2006)    Chief Compliance Officer of SEI Structured Credit
12/18/62                         Officer                           Fund, LP and SEI Alpha Strategy Portfolios, LP
                                                                   since June 2007. Chief Compliance Officer of SEI
                                                                   Opportunity Fund, L.P., SEI Institutional Managed
                                                                   Trust, SEI Asset Allocation Trust, SEI Institutional
                                                                   International Trust, SEI Institutional Investments
                                                                   Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                                   Trust and SEI Tax Exempt Trust since March 2006.
                                                                   Director of Investment Product Management and
                                                                   Development, SEI Investments, since February 2003;
                                                                   Senior Investment Analyst - Equity Team, SEI
                                                                   Investments, from March 2000 to February 2003.

JOSEPH M. GALLO               Vice President       (Since 2007)    Attorney for SEI Investments since 2007.
4/29/73                       and Secretary                        Associate Counsel ICMA-RC from 2004 to 2007.
                                                                   Assistant Secretary of the VantageTrust Company
                                                                   in 2007. Assistant Secretary of the Vantagepoint
                                                                   Funds from 2006 to 2007. Investigator, U.S.
                                                                   Department of Labor from 2002 to 2004.

CAROLYN E. MEAD               Vice President       (Since 2007)    Counsel at SEI Investments since 2007. Associate at
7/8/57                        and Assistant                        Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                Secretary                          Counsel at ING Variable Annuities from 1999 to 2002.

JAMES NDIAYE                  Vice President       (Since 2004)    Employed by SEI Investments Company since
9/11/68                       and Assistant                        2004. Vice President, Deutsche Asset Management
                                Secretary                          from 2003-2004. Associate, Morgan, Lewis &
                                                                   Bockius LLP from 2000-2003. Counsel, Assistant
                                                                   Vice President, ING Variable Annuities Group from
                                                                   1999-2000.

TIMOTHY D. BARTO              Vice President       (Since 2000)    General Counsel, Vice President and Assistant
3/28/68                       and Assistant                        Secretary of SEI Investments Global Funds Services
                                Secretary                          since 1999; Associate, Dechert (law firm) from
                                                                   1997-1999; Associate, Richter, Miller & Finn
                                                                   (law firm) from 1994-1997.

MICHAEL BEATTIE               Vice President       (Since 2009)    Director of Client Services at SEI since 2004
3/13/65

ANDREW S. DECKER               AML Officer         (Since 2008)    Compliance Officer and Product Manager, of SEI,
8/22/63                                                            Investments since 2005. Vice President of Old Mutual
                                                                   Capital from 2000 to 2005.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

            NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
              MEMBER                                  HELD BY BOARD MEMBER
----------------------------------   ----------------------------------------------------


                N/A                                           N/A












                N/A                                           N/A






                N/A                                           N/A



                N/A                                           N/A






                N/A                                           N/A





                N/A                                           N/A


                N/A                                           N/A

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the share-holder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                           Beginning     Ending                 Expense
                                            Account     Account    Annualized     Paid
                                             Value       Value       Expense     During
                                            02/01/10    07/31/10     Ratios     Period*
                                           ---------   ---------   ----------   -------
CORE GROWTH EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,026.30      0.83%      $4.17
Class A Shares                             $1,000.00   $1,023.80      1.08%      $5.42
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,020.68      0.83%      $4.16
Class A Shares                             $1,000.00   $1,019.44      1.08%      $5.41
DIVIDEND VALUE EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,005.90      0.84%      $4.18
Class A Shares                             $1,000.00   $1,004.50      1.09%      $5.42
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,020.63      0.84%      $4.21
Class A Shares                             $1,000.00   $1,019.39      1.09%      $5.46
STRATEGIC BALANCED FUND(1)
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,042.30      1.29%      $6.53
Class A Shares                             $1,000.00   $1,041.00      1.54%      $7.79
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,018.40      1.29%      $6.46
Class A Shares                             $1,000.00   $1,017.16      1.54%      $7.70
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,021.30      0.80%      $4.01
Class A Shares                             $1,000.00   $1,020.00      1.05%      $5.26
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,020.83      0.80%      $4.01
Class A Shares                             $1,000.00   $1,019.59      1.05%      $5.26
SMALL CAP EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,031.50      1.26%      $6.35
Class A Shares                             $1,000.00   $1,028.80      1.51%      $7.60
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,018.55      1.26%      $6.31
Class A Shares                             $1,000.00   $1,017.31      1.51%      $7.55
INTERNATIONAL EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,037.30      1.16%      $5.86
Class A Shares                             $1,000.00   $1,034.60      1.41%      $7.11
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,019.04      1.16%      $5.81
Class A Shares                             $1,000.00   $1,017.80      1.41%      $7.05

                                           Beginning     Ending                 Expense
                                            Account     Account    Annualized     Paid
                                             Value       Value       Expense     During
                                            02/01/10    07/31/10     Ratios     Period*
                                           ---------   ---------   ----------   -------
LOW DURATION BOND FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,020.90      0.56%      $2.81
Class A Shares                             $1,000.00   $1,019.70      0.81%      $4.06
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,022.02      0.56%      $2.81
Class A Shares                             $1,000.00   $1,020.78      0.81%      $4.06
TOTAL RETURN BOND FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,037.30      0.53%      $2.68
Class A Shares                             $1,000.00   $1,036.00      0.78%      $3.94
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,022.17      0.53%      $2.66
Class A Shares                             $1,000.00   $1,020.93      0.78%      $3.91
MUNICIPAL BOND FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,026.70      0.62%      $3.12
Class A Shares                             $1,000.00   $1,026.50      0.87%      $4.37
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,021.72      0.62%      $3.11
Class A Shares                             $1,000.00   $1,020.48      0.87%      $4.36
LOW DURATION MUNICIPAL BOND FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,016.90      0.63%      $3.15
Class A Shares                             $1,000.00   $1,015.70      0.88%      $4.40
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,021.67      0.63%      $3.16
Class A Shares                             $1,000.00   $1,020.43      0.88%      $4.41
KEMPNER TREASURY AND INCOME FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,028.40      0.74%      $3.72
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,021.12      0.74%      $3.71
LKCM MULTI-CAP EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,022.50      1.35%      $6.77
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,018.10      1.35%      $6.76
LKCM SMALL-MID CAP EQUITY FUND
ACTUAL FUND RETURN
Institutional Class Shares                 $1,000.00   $1,154.80      1.36%      $7.27
HYPOTHETICAL 5% RETURN
Institutional Class Shares                 $1,000.00   $1,018.05      1.36%      $6.80

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

(1)  Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

BOARD CONSIDERATIONS IN APPROVING SUB-ADVISORY AGREEMENTS (UNAUDITED)

During the reporting period, Frost Investment Advisors, LLC (the "Adviser"), the investment adviser to the Frost Small Cap Fund (the "Fund"), entered into the following agreements (collectively, the "Sub-Advisory Agreements") on behalf of the Fund, both of which became effective June 29, 2010, after the approval of Fund shareholders:

-- a new sub-advisory agreement (the "Cambiar Sub-Advisory Agreement") with Cambiar Investors, LLC ("Cambiar"); and

-- a new sub-advisory agreement (the "Artio Global Sub-Advisory Agreement") with Artio Global Management LLC ("Artio Global" and with Cambiar, the "Sub-Advisers").

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of the Advisors Inner Circle Fund II (the "Trust") considered the approval of the Sub-Advisory Agreements on behalf of the Fund as discussed in greater detail below.

At a Board meeting held in person on May 18-19, 2010, the Board, including the Independent Trustees, discussed and unanimously approved the Sub-Advisory Agreements. The Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed materials relating to the Sub-Advisers and the Sub-Advisory Agreements in advance of the meeting, and had the opportunity to ask questions and request further information of the Adviser and the Sub-Advisers. The materials included, among other things, information regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the investment performance of the Sub-Advisers; (iii) the costs of the services to be provided and (iv) comparisons of the services to be rendered and the amounts to be paid under the Sub-Advisory Agreements with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.

At the May 18-19, 2010 meeting, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Sub-Advisers' proposed fees and other aspects of the Sub-Advisory Agreements. Among other things, the representatives provided an overview of the Sub-Advisers by reviewing key personnel and their, as well as the Adviser's, investment strategies and processes.

In its consideration of the Cambiar Sub-Advisory Agreement, the Board took into consideration that Cambiar currently serves as investment adviser to a similar mutual fund overseen by the Board. The Board considered Cambiar's performance and history in managing this similar fund and also relied upon the knowledge acquired in overseeing Cambiar as investment adviser over the past years. In addition, the Board reviewed materials provided by Cambiar relating to the approval and continuance of the investment advisory agreement for the similar mutual fund managed by Cambiar, which was also re-approved for an additional one-year period at the May 18-19, 2010 meeting.

The Board then discussed the written materials that the Board received before the meeting, the Adviser and the Sub-Advisers' oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Sub-Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS

In considering the nature, extent and quality of the services provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers. The Board also considered Cambiar's investment discipline which is based on a relative value philosophy, the strength of its research staff and Cambiar's capacity constraints, if any, in its small-cap strategy. The Board also considered Artio Global's small-cap strategy investment approach, including Artio Global's independent research capabilities and its global perspective. Among other things, the Board also considered 'the quality of the Sub-Advisers' portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for each of the Sub-Advisers was provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Board also considered other services to be provided to the Fund by the Sub-Advisers, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as

THE ADVISORS' INNER CIRCLE FUND II                                 FROST FUNDS
                                                                   JULY 31, 2010

BOARD CONSIDERATIONS IN APPROVING SUB-ADVISORY AGREEMENTS (UNAUDITED)
(CONCLUDED)

well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Sub-Advisers.

INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Board evaluated the Fund's investment performance and considered the performance of the investment management personnel of each of the Sub-Advisers who were expected to manage the Fund, With respect to Cambiar. the Board noted that the investment management personnel of Cambiar who were expected to manage the Fund included many of the individuals who are responsible for managing the similar mutual fund overseen by the Board. The Board further noted that the similar mutual fund managed by Cambiar had consistently outperformed its comparative benchmark over the years. With respect to Artio Global, the Board noted that the investment management personnel of Artio Global who was expected to manage the Fund was the same individual who is responsible for managing a similar mutual fund managed by Artio Global. The Board also considered the performance of Artio Global's small-cap investment strategy, including the performance of a mutual fund managed by Artio Global that employs a similar investment strategy, noting that the strategy had generally outperformed its comparative benchmark over the years. The Board concluded that the historical investment performance record of the Sub-Advisers and their portfolio managers, as well as their experience and performance in managing a small cap strategy, supported a decision to approve the Sub-Advisory Agreements.

COSTS OF SERVICES TO BE PROVIDED AND PROFITABILITY

The Board considered the Fund's overall fee level and noted that the rate of the sub-advisory fee to be paid to each Sub-Adviser might, as Fund assets increase, be higher than the rate paid to the Funds' then-current sub-adviser because of the absence of breakpoints in the fee schedule to the Sub-Advisory Agreements. The Board also noted, however, that Fund shareholders would not experience an advisory fee increase because the sub-advisory fee payable to the Sub-Advisers would be paid by the Adviser and the advisory fee charged under the advisory agreement with the Adviser would remain the same. Based on its review, the Board determined that the sub-advisory fees to be paid to each Sub-Adviser were reasonable and appropriate in light of, among other factors: 1) the services to be provided by the Sub-Advisers; 2) the advisory fees and the overall expense ratios of the Fund as compared to peer funds, including funds advised by the Sub-Advisers and 3) the anticipated profitability to the Adviser and the Sub-Advisers.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Sub-Advisory Agreements are fair and reasonable; (b) concluded that the sub-advisory fees are reasonable in light of the services that the Sub-Advisers will provide to the Fund; and (c) agreed to approve the Sub-Advisory Agreements.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS
                                                                   JULY 31, 2010

SHAREHOLDER VOTING RESULTS (UNAUDITED)

At a special meeting held on June 29, 2010, the shareholders of the Frost Small Cap Equity Fund (the "Fund") voted:

     1) to approve a new investment sub-advisory agreement between Frost Investment Advisors LLC ("Frost"), on behalf of the Fund, and Cambiar Investors LLC; and

     2) to approve a new investment sub-advisory agreement between Frost, on behalf of the Fund, and Artio Global Management LLC.

The results of the voting were as follows:

FROST SMALL CAP EQUITY FUND

PROPOSAL 1:

                NO. OF            % OF          % OF SHARES
                SHARES     OUTSTANDING SHARES     PRESENT
              ----------   ------------------   -----------
Affirmative   15,167,369           88.37            100.00
Against                0               0                 0
Abstain                0               0                 0
Total         15,167,369           88.37            100.00

PROPOSAL 2:

                NO. OF            % OF          % OF SHARES
                SHARES     OUTSTANDING SHARES     PRESENT
              ----------   ------------------   -----------
Affirmative   15,167,369           88.37            100.00
Against                0               0                 0
Abstain                0               0                 0
Total         15,167,369           88.37            100.00

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS
                                                                   JULY 31, 2010

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2010, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2010, taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

                                                LONG
                                            TERM CAPITAL      ORDINARY      TAX EXEMPT
                                               GAINS           INCOME         INCOME          TOTAL
                                           DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTION   DISTRIBUTIONS
                                            (TAX BASIS)     (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
                                           -------------   -------------   ------------   -------------
Core Growth Equity Fund                          0%             100%             0%            100%
Dividend Value Equity Fund                       0%             100%             0%            100%
Strategic Balanced Fund                          0%             100%             0%            100%
Kempner Multi-Cap Deep Value Equity Fund         0%             100%             0%            100%
Small Cap Equity Fund                            0%               0%             0%              0%
International Equity Fund                        0%             100%             0%            100%
Low Duration Bond Fund                           0%             100%             0%            100%
Total Return Bond Fund                           9%              91%             0%            100%
Municipal Bond Fund                              3%               0%            97%            100%
Low Duration Municipal Bond Fund                 0%               0%           100%            100%
Kempner Treasury and Income Fund                35%              65%             0%            100%
LKCM Multi-Cap Equity Fund                       0%             100%             0%            100%
LKCM Small-Mid Cap Equity Fund                   0%               0%             0%              0%

                                              DIVIDENDS
                                           QUALIFYING FOR    QUALIFYING
                                              CORPORATE       DIVIDEND                                QUALIFIED
                                              DIVIDENDS      INCOME (15%       U.S.      QUALIFIED   SHORT-TERM
                                                REC.        TAX RATE FOR    GOVERNMENT    INTEREST     CAPITAL
                                            DEDUCTION(1)       QDI)(2)     INTEREST(3)   INCOME(4)     GAIN(5)
                                           --------------   ------------   -----------   ---------   ----------
Core Growth Equity Fund                         100%            100%            0%            0%          0%
Dividend Value Equity Fund                      100%            100%            0%            0%          0%
Strategic Balanced Fund                          59%             63%            0%            0%          0%
Kempner Multi-Cap Deep Value Equity Fund         99%            100%            0%            0%          0%
Small Cap Equity Fund                             0%              0%            0%            0%          0%
International Equity Fund(6)                      4%             81%            0%            0%          0%
Low Duration Bond Fund                            0%              0%           18%          100%          0%
Total Return Bond Fund                            0%              0%            0%           91%        100%
Municipal Bond Fund                               0%              0%            0%            0%          0%
Low Duration Municipal Bond Fund                  0%              0%            0%            0%          0%
Kempner Treasury and Income Fund                  0%              0%           95%           95%        100%
LKCM Multi-Cap Equity Fund                      100%            100%            0%            0%          0%
LKCM Small-Mid Cap Equity Fund                    0%              0%            0%            0%          0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS OF THE FROST FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

THE ADVISORS' INNER CIRCLE FUND II

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

(6) THE FUND INTENDS TO PASS THROUGH A FOREIGN TAX CREDIT TO SHAREHOLDERS. FOR FISCAL YEAR ENDED 2010, THE TOTAL AMOUNT OF GROSS FOREIGN SOURCE INCOME IS $4,967,727. THE TOTAL AMOUNT OF FOREIGN TAX PAID IS $452,813. YOUR ALLOCABLE SHARE OF FOREIGN TAX CREDIT WILL BE REPORTED ON FORM 1099 DIV.

     PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION. THIS NOTIFICATION SHOULD BE KEPT WITH YOU PERMANENT TAX PAPERS.

                       This page intentionally left blank

                               INVESTMENT ADVISER
                         Frost Investment Advisors, LLC
                             100 West Houston Street
                            San Antonio, Texas 78205

                                  SUB-ADVISERS
                      Thornburg Investment Management, Inc.
                            2300 North Ridgetop Road
                           Santa Fe, New Mexico 87506

                        Kempner Capital Management, Inc.
                    2201 Market Street, 12th Floor FNB Bldg.
                           Galveston, Texas 77550-1503

                              Cambiar Investors LLC
                             2401 East Second Avenue
                                    Suite 400
                             Denver, Colorado 80206

                           Artio Global Management LLC
                               330 Madison Avenue
                            New York, New York 10017

                   Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                             Fort Worth, Texas 76102

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

This information must be preceded or accompanied by a current prospectus for the
                                     Funds.

FIA-AR-001-0300

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                               2010                                              2009
                          ---------------------------------------------   ------------------------------------------------
                                         All fees and   All other fees                   All fees and    All other fees
                          All fees and      services     and services     All fees and     services      and services to
                            services      to service      to service        services      to service    service affiliates
                          to the Trust    affiliates    affiliates that   to the Trust    affiliates         that did
                            that were      that were    did not require     that were      that were       not require
                          pre-approved   pre-approved     pre-approval    pre-approved   pre-approved      pre-approval
                          ------------   ------------   ---------------   ------------   ------------   ------------------
(a)  Audit Fees(1)          $314,172        $1,377            N/A           $333,388          N/A               N/A
(b)  Audit-Related Fees          N/A           N/A            N/A                N/A          N/A               N/A
(c)  Tax Fees                    N/A           N/A            N/A                N/A          N/A               N/A
(d)  All Other Fees (1)          N/A           N/A            N/A                N/A          N/A               N/A

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                      2010     2009
                     ------   ------
Audit-Related Fees   100.00%  100.00%
Tax Fees               0.00%    0.00%
All Other Fees         0.00%    0.00%

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller and Chief
                                        Financial Officer

Date: October 8, 2010